UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant	☐

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AMERICAN CENTURY ASSET ALLOCATION PORTFOLIOS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant

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Proxy Statement
April 2, 2010

Important Voting Information Inside

American Century Asset Allocation Portfolios, Inc.
American Century Capital Portfolios, Inc.
American Century Growth Funds, Inc.
American Century Mutual Funds, Inc.
American Century Strategic Asset Allocations, Inc.
American Century Variable Portfolios, Inc.
American Century World Mutual Funds, Inc.

American Century Investments
4500 Main Street
Kansas City, Missouri 64111
April 2, 2010

Dear Shareholder,

I would like to invite you to an upcoming special meeting of shareholders to be held on June 16, 2010 at 10:30 a.m. Central time.  The shareholder meeting will be held at American Century’s office at 4500 Main Street, Kansas City, Missouri. Shareholders of American Century funds are being asked to vote on the election of one Director to the funds’ Boards of Directors and to approve new management agreements between the funds and their American Century advisor. In addition, shareholders of certain funds are being asked to approve new subadvisory agreements with those funds’ current subadvisors. Finally, some shareholders are being asked to approve an amendment to the Articles of Incorporation relating to their funds.

More detailed information is contained in the enclosed materials. The Boards of Directors of these funds, including all of the Independent Directors, unanimously approved and recommend that you vote FOR the proposals.

Your vote is extremely important, no matter how large or small your holdings. Please review the enclosed materials and vote online, by phone, or by signing and returning your proxy card(s) in the enclosed postage-paid envelope. If we do not hear from you after a reasonable time, you may receive a call from our proxy solicitor, Broadridge Financial Solutions, Inc., reminding you to vote. If you have any questions or need assistance in completing your proxy card(s), please contact Broadridge at 1-866-450-8467.

Thank you for investing with American Century Investments.

Sincerely,

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

American Century Asset Allocation Portfolios, Inc.
American Century Capital Portfolios, Inc.
American Century Growth Funds, Inc.
American Century Mutual Funds, Inc.
American Century Strategic Asset Allocations, Inc.
American Century Variable Portfolios, Inc.
American Century World Mutual Funds, Inc.

IMPORTANT NEWS FOR SHAREHOLDERS

While we encourage you to read all of the proxy materials, you will find a brief overview of the proposals below. The overview and accompanying Q&A contain limited information, should be read in conjunction with, and are qualified by reference to, the more detailed information contained elsewhere in the Proxy Statement.

•	Shareholders of each of the issuers listed above (the “Issuers”) are being asked to approve the election of one nominated Director (the “Nominee”) to the Board of Directors of each Issuer.

•	Shareholders of each of the Issuers’ funds (the “Funds”) are being asked to approve a management agreement with American Century Investment Management, Inc.

•	Shareholders of the Equity Index Fund are being asked to approve a subadvisory agreement between American Century Investment Management, Inc. and Northern Trust Investments, N.A.

•
Shareholders of the International Value Fund are being asked to approve a subadvisory agreement by and among American Century Investment Management, Inc., Templeton Investment Counsel, LLC and Franklin Templeton Investments (Asia) Limited.

•
Shareholders of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc. and American Century World Mutual Funds, Inc. are being asked to approve an amendment to those Issuers’ Articles of Incorporation.

Questions and Answers

Q.	When will the special meeting be held? Who can vote?

A.
The special meeting will be held on June 16, 2010, at 10:30 a.m. Central time at American Century’s office at 4500 Main Street, Kansas City, Missouri. Please note, this will be a business meeting only. No presentations about the Funds are planned. If you owned shares of one of the Funds at the close of business on March 19, 2010, you are entitled to vote, even if you later sold the shares. Each shareholder is entitled to one vote per dollar of shares owned, with fractional dollars voting proportionally.

Q	Who is the Nominee for election to the Board of Directors?

A.	The Nominee, John R. Whitten, currently serves on the Boards of Directors (the “Boards”) but has not previously been elected by shareholders.

Q.	Why are shareholders being asked to approve management agreements for the Funds?

A.
On February 16, 2010, Co-Chairman Richard W. Brown succeeded James E. Stowers, Jr., the 86-year-old founder of American Century Investments,  as trustee of a trust that holds a greater-than-25% voting interest in American Century Companies, Inc. (“ACC”). Under the Investment Company Act of 1940 (the “1940 Act”), this voting interest is presumed to represent control of ACC even though it is less than a majority interest. Because ACC is the parent corporation of each Fund’s advisor, the change of trustee is considered a technical assignment of the Funds’ management agreements. Under the 1940 Act, an assignment automatically terminates such agreements. Shareholders are being asked to approve new management agreements that are substantially identical to the terminated agreements. The Funds are currently being managed pursuant to interim management agreements. Further information on the deemed assignment and termination of the agreements is contained in the Proxy Statement.

Q.	How are the Funds currently being managed?

A.
American Century continues to manage the Funds pursuant to interim management agreements approved by the Funds’ Boards. These agreements are substantially identical to the recently terminated agreements (with the exception of different effective and termination dates) and do not change the Funds, their investment objectives or strategies, fees or services provided.

Q.	Who is being asked to approve Fund management agreements?

A.
Shareholders of each Fund are being asked to approve the new management agreements. However, because management agreements for new share classes of some Funds took effect after the change of trustee described above, they did not terminate and do not require shareholder approval.

Q.	Why are some shareholders being asked to approve an amendment to Articles of Incorporation?

A.
This proposal is intended to achieve consistency among the Articles of Incorporation of all the Issuers served by the Boards. The law of Maryland, the Issuers’ state of incorporation, permits corporations to provide directors with some protection from personal liability. All of the Issuers whose shareholders are not being asked to approve this amendment already have such a provision in their Articles of Incorporation.

Q.	How do the Boards recommend that I vote?

A.
The Boards, including all of the Independent Directors, unanimously recommend you vote FOR all of the proposals. For a discussion of the factors the Boards considered in approving these proposals, see the accompanying materials.

Q.	My holdings in the Funds are small, why should I vote?

A.
Your vote makes a difference. If many shareholders do not vote their proxies, your Fund may not receive enough votes to go forward with its special meeting. This means additional costs will be incurred to solicit votes to determine the outcome of the proposals.

Q.	Why are multiple proxy cards enclosed?

A.
You will receive a proxy card for each of the Funds in which you are a shareholder. In addition, if you own shares of the same Fund in multiple accounts that are titled differently, you will receive a proxy card for each account.

Q.	How do I cast my vote?

A.
You may vote online, by phone, by mail or in person at the special meeting. To vote online, access the Web site listed on a proxy card. To vote by telephone, call the toll-free number listed on a proxy card. To vote online or by telephone, you will need the number that appears in the gray box on each of your proxy cards. To vote by mail, complete, sign and send us the enclosed proxy card(s) in the enclosed postage-paid envelope. You also may vote in person at the special meeting on June 16, 2010. If you need more information or have any questions on how to cast your vote, call our proxy solicitor at 1-866-450-8467.

Your vote is important. Please vote today and avoid the need for additional solicitation expenses.

AMERICAN CENTURY ASSET ALLOCATION PORTFOLIOS, INC.
AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
AMERICAN CENTURY GROWTH FUNDS, INC.
AMERICAN CENTURY MUTUAL FUNDS, INC.
AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

4500 Main Street
Kansas City, Missouri 64111

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

June 16, 2010

A special meeting (the “Meeting”) of the shareholders of the above-listed issuers (each an “Issuer” and together the “Issuers”) will be held at 10:30 a.m. Central time on June 16, 2010 at 4500 Main Street, Kansas City, Missouri 64111 to consider the following proposals (each, a “Proposal”):

1.	To elect one director to the Board of Directors of each Issuer;

2.	To approve management agreements between each of the Issuers’ funds (the “Funds”) and American Century Investment Management, Inc.;

3.	Solely with respect to the Equity Index Fund, to approve a subadvisory agreement between American Century Investment Management, Inc. and Northern Trust Investments, N.A.;

4.
Solely with respect to the International Value Fund, to approve a subadvisory agreement by and among American Century Investment Management, Inc., Templeton Investments Counsel, LLC and Franklin Templeton Investments (Asia) Limited; and

5.
Solely with respect to American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc. and American Century World Mutual Funds, Inc., to approve an amendment to their Articles of Incorporation.

Shareholders of record as of the close of business on March 19, 2010 are entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. Shareholders of each of the Issuers will vote separately on Proposal 1. Shareholders of each of the Funds will vote separately on Proposal 2. If a Fund has Institutional Class shares, holders of those shares will vote separately on Proposal 2. In addition, for the Funds issued by American Century Variable Portfolios, Inc. other than VP Income & Growth, holders of Class I shares will vote with holders of Class III shares, if any, but holders of Class II shares, if any, will vote with holders of Class IV shares, if any. Management Agreements for the following share classes, which launched on March 1, 2010, remain in effect and, accordingly, their shareholders will not be solicited with respect to Proposal 2: C Class shares of the LIVESTRONG Funds, Growth Fund, and Mid Cap Value Fund; C Class shares and R Class shares of the Small Cap Value and International Discovery Funds; A Class shares, C Class shares and R Class shares of the International Opportunities Fund and the New Opportunities Fund; and the Institutional Class shares of the New Opportunities Fund. Shareholders of the Equity Index Fund will vote on Proposal 3. Shareholders of the International Value Fund will vote on Proposal 4. Shareholders of American Century Capital Portfolios, Inc. American Century Mutual Funds, Inc. and American Century World Mutual Funds, Inc. will vote separately on Proposal 5.

In the event that a quorum is not present or in the event that a quorum is present but sufficient votes in favor of a Proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies as to any Proposal without further notice other than by announcement at the Meeting. However, if the Meeting is adjourned for more than ninety days from the date of the Meeting, then the Funds are required to send a new shareholder meeting notice to shareholders. Any adjournment of the Meeting for the further solicitation of proxies for a Proposal will require the affirmative vote of a majority of the total number of shares entitled to vote on the Proposal that are present in person or by proxy at the Meeting to be adjourned. The persons named as proxies will vote those proxies that they are entitled to vote in their discretion as to any such adjournment. A shareholder vote may be taken on any Proposal on which there is a quorum prior to such adjournment. Such vote will be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other Proposal. Unless revoked, proxies that have been properly executed and returned by shareholders without instructions will be voted in favor of the Proposal(s).

By Order of the Boards of Directors of the Issuers,

Ward D. Stauffer
Secretary

AMERICAN CENTURY ASSET ALLOCATION PORTFOLIOS, INC.
AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
AMERICAN CENTURY GROWTH FUNDS, INC.
AMERICAN CENTURY MUTUAL FUNDS, INC.
AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

4500 Main Street
Kansas City, Missouri 64111

PROXY STATEMENT

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Boards of Directors (each a “Board” and collectively the “Boards”) of the above-listed issuers, (each an “Issuer” and together the “Issuers”). The Boards are soliciting the proxies of shareholders of the Issuers for use in connection with a Special Meeting (the “Meeting”) of shareholders that will be held at 10:30 a.m. Central time on June 16, 2010 at American Century’s office at 4500 Main Street, Kansas City, Missouri 64111. Each Issuer has one or more funds that are organized as series of the Issuer (each a “Fund” and collectively the “Funds”). The Meeting notice, this Proxy Statement and one or more proxy cards are being sent to shareholders of record as of the close of business on March 19, 2010 (the “Record Date”) beginning on or about April 2, 2010. Please read this Proxy Statement and keep it for future reference. Each Fund has previously sent its annual report and semiannual report to its shareholders. A copy of a Fund’s most recent annual report and semiannual report may be obtained without charge by writing to the Fund at the address listed above or by calling 1-800-345-2021. If you have any questions regarding this Proxy Statement, please contact our proxy solicitor, Broadridge Financial Solutions, Inc., at 1-866-450-8467.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on June 16, 2010: This Proxy Statement is available on the Internet at the website listed on your proxy card(s). On this website, you also will be able to access the Notice of Special Meeting of Shareholders, the form of proxy cards and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.

Table of Contents

Proxy Statement

Summary of Proposals and Fund Voting

Proposal 1: Election of Director	7
Overview and Related Information	7
Information Regarding the Directors	8
Qualifications of Directors	10
Responsibilities of the Boards	11
Board Leadership Structure and Standing Board Committees	12
Risk Oversight By the Boards	14
Board Compensation	14
Beneficial Ownership of Affiliates by Independent Directors	18
Officers	18
Share Ownership	19
Independent Registered Public Accounting Firm	19
Required Approval for Proposal 1	21

Proposal 2: Approval of Management Agreements	21
Reason for the Proposed Management Agreements	22
Information Regarding ACIM	23
Description of the Management Agreements	23
Interim Management Agreements	24
Proposed Management Agreements	25
Comparison of the Prior Management Agreements and the Proposed
Management Agreements	25
Management Services	25
Fees and Expenses	25
Termination	26
Merger of ACIM and ACGIM	26
Advisory Services to Other Funds	26
Basis for the Boards’ Approval of the Proposed Management Agreements	28
Affiliated Brokerage	32
Required Approval for Proposal 2	35

Proposal 3: Approval of a Subadvisory Agreement for the Equity Index Fund	35
Overview and Related Information	35
Information Regarding NTI	35
Comparison of the Prior Subadvisory Agreement and the Proposed
Subadvisory Agreement	36
Advisory Services	37
Expenses	37
Compensation	37
Liability of NTI	37
Additional Information about NTI	38
Basis for the Board’s Approval of the Proposed NTI
Subadvisory Agreement	38
Required Approval for Proposal 3	39

Proposal 4: Approval of a Subadvisory Agreement for the
International Value Fund	39
Overview and Related Information	39
Information Regarding Templeton and Franklin Asia	39
Comparison of the Prior Subadvisory Agreements and the
Proposed Combined Subadvisory Agreement	40
Advisory Services	41
Expenses	41
Compensation	41
Liability of Templeton and Franklin Asia	41
Additional Information about Templeton and Franklin Asia	42
Basis for the Board’s Approval of the Proposed Combined
Subadvisory Agreement	42
Required Approval for Proposal 4	43

Proposal 5: Approval of Amendment to the Articles of Incorporation to
Limit Certain Director Liability to the Extent Permitted by
Maryland Law	43
Overview	43
Scope of Maryland Law	44
Reason for and Text of Amendment	44
Required Approval for Proposal 5	45

Other Information	45
Meetings of Shareholders	45
Date, Time and Place of the Meeting	46
Use and Revocation of Proxies	46
Voting Rights and Required Votes	47
Outstanding Shares and Significant Shareholders	48
Other Service Providers	48

Where to Find Additional Information	48

Other Matters and Discretion of Attorneys Named in the Proxy	48

Exhibits

Policy and Procedures for Director Nominations	Exhibit A
Charter of the Governance Committee	Exhibit B
Share Ownership of Directors	Exhibit C
Form of Proposed Management Agreement	Exhibit D
Dates of Prior Management Agreements	Exhibit E
Contractual Advisory Fee Rate Paid to the Advisor
under the Prior Management Agreements and Payable
under the Proposed Management Agreements	Exhibit F
Fees Paid by the Funds to the Advisor	Exhibit G
Form of Proposed Subadvisory Agreement
Between Northern Trust Investments, N.A.

and American Century Investment Management, Inc.	Exhibit H
Form of Proposed Combined Subadvisory Agreement
Between Templeton Investment Counsel, LLC,
Franklin Templeton Investments (Asia) Limited and
American Century Investment Management, Inc.	Exhibit I
Outstanding Shares	Exhibit J
Significant Shareholders	Exhibit K

SUMMARY OF PROPOSALS AND FUNDS VOTING

The following table describes the proposals (each a “Proposal” and together the “Proposals”) to be considered at the Meeting and the shareholders that are entitled to vote on each Proposal:

Issuers Solicited	Funds Solicited	Classes Solicited
Proposal 1: To elect one Director to the Board of Directors of each Issuer.
All Issuers	All Funds	All Classes
Proposal 2: To approve a management agreement with American Century Investment Management, Inc.
American Century Asset Allocation Portfolios, Inc.
LIVESTRONG Income Portfolio
LIVESTRONG 2015 Portfolio
LIVESTRONG 2020 Portfolio
LIVESTRONG 2025 Portfolio
LIVESTRONG 2030 Portfolio
LIVESTRONG 2035 Portfolio
LIVESTRONG 2040 Portfolio
LIVESTRONG 2045 Portfolio
LIVESTRONG 2050 Portfolio
One Choice Portfolio: Conservative
One Choice Portfolio: Very
   Conservative
One Choice Portfolio: Moderate
One Choice Portfolio: Aggressive
One Choice Portfolio: Very
   Aggressive
All classes to vote as a group except Institutional Class shareholders, if any, will vote separately. C Class shareholders will not be solicited.*
American Century Capital Portfolios, Inc.	Equity Income, Equity Index, Large Company Value, Mid Cap Value, NT Large Company Value, NT Mid Cap Value, Real Estate, Small Cap Value, Value
All classes to vote as a group except Institutional Class shareholders, if any, will vote separately. C Class shareholders of Mid Cap Value and Small Cap Value, and R Class shareholders of Small Cap Value will not be solicited.*

American Century Growth Funds, Inc.	Legacy Focused Large Cap Legacy Large Cap Legacy Multi Cap	All classes to vote as a group except Institutional Class shareholders will vote separately.
American Century Mutual Funds, Inc.	Balanced, Capital Growth, Capital Value, Focused Growth, Fundamental Equity, Giftrust, Growth, Heritage, New Opportunities, NT Growth, NT Vista, Select, Small Cap Growth, Ultra, Veedot, Vista
All classes to vote as a group except Institutional Class shareholders, if any, will vote separately. A Class, C Class and R Class shareholders of New Opportunities, and C Class shareholders of Growth and Vista will not be solicited.*

American Century Strategic Asset Allocations, Inc.	Strategic Allocation: Aggressive Strategic Allocation: Conservative Strategic Allocation: Moderate	All classes to vote as a group except Institutional Class shareholders will vote separately.
American Century Variable Portfolios, Inc.	VP Balanced, VP Capital Appreciation, VP Income & Growth	All classes to vote as a group.
	VP International, VP Large Company Value, VP Mid Cap Value, VP Value, VP Vista, VP Ultra	Class I shareholders and Class III shareholders, if any, to vote as a group, and Class II shareholders, if any, and Class IV shareholders, if any, to vote as a separate group.

American Century World Mutual Funds, Inc.	Emerging Markets, Global Growth International Discovery, International Growth, International Value, International Opportunities International Stock, NT Emerging Markets, NT International Growth
All classes to vote as a group except Institutional Class shareholders, if any, will vote separately. C Class and R Class shareholders of International Discovery and International Opportunities, and A Class shareholders of International Opportunities will not be solicited.*

Proposal 3: To approve a subadvisory agreement between Northern Trust Investments, N.A. and American Century Investment Management, Inc.
American Century Capital Portfolios, Inc.	Equity Index	All Classes
Proposal 4: To approve a subadvisory agreement by and among Templeton Investment Counsel, LLC, Franklin Templeton Investments (Asia) Limited and American Century Investment Management, Inc.
American Century World Mutual Funds, Inc.	International Value	All Classes
Proposal 5: To approve an amendment to the Articles of Incorporation to limit certain director liability to the extent permitted by Maryland law.
American Century Capital Portfolios, Inc.	All Funds	All Classes
American Century Mutual Funds, Inc.	All Funds	All Classes
American Century World Mutual Funds, Inc.	All Funds	All Classes

*
The management agreements relating to these new share classes took effect on March 1, 2010 and were not terminated by the change in control described under Proposal 2. Accordingly, the shareholders of these classes are not being asked to approve new management agreements.

Shareholders of record on the Record Date are entitled to notice of and to vote at the Meeting and are entitled to vote at any adjournments or postponements thereof. Shareholders of each Issuer will vote separately on Proposal 1. Shareholders of each of the Funds will vote separately on Proposal 2. If a Fund has Institutional Class shares, holders of those shares will vote separately on Proposal 2 (or will not be solicited, as indicated above). In addition, for the Funds issued by American Century Variable Portfolios, Inc. other than VP Income & Growth, holders of Class I shares will vote with holders of Class III shares, if any, but holders of Class II shares, if any, will vote with holders of Class IV shares, if any. Shareholders of the Equity Index Fund will vote on Proposal 3. Shareholders of the International Value Fund will vote on Proposal 4. Shareholders of American Century Capital Portfolios,

Inc., American Century Mutual Funds, Inc. and American Century World Mutual Funds, Inc. will vote separately by issuer on Proposal 5.

Applicable Only to American Century Variable Portfolios, Inc.:

Shares of VP Balanced, VP Capital Appreciation, VP Income & Growth, VP International, VP Large Company Value, VP Mid Cap Value, VP Ultra, VP Value and VP Vista (the “VP Funds”), all series of American Century Variable Portfolios, Inc., are sold only to separate accounts of certain insurance companies in connection with the issuance of variable annuity contracts and/or variable life insurance contracts by the insurance companies. With respect to Proposal 1, to elect one director of American Century Variable Portfolios, Inc., and with respect to Proposal 2, to approve new management agreements, insurance company separate accounts, as shareholders of a VP Fund, will request voting instructions from the owners of variable life insurance policies and variable annuity contracts (“Variable Contract Owners”) of the separate accounts, and will vote the accounts’ shares in the VP Fund in accordance with the voting instructions received. Each separate account is required to vote its shares of a VP Fund in accordance with instructions received from Variable Contract Owners. Each separate account will vote shares of a VP Fund held in each of its respective variable accounts for which no voting instructions have been received in the same proportion as the separate account votes shares held by variable accounts for which it has received instructions. Shares held by an insurance company in its general account, if any, must be voted in the same proportions as the votes cast with respect to shares held in all of the insurance company’s variable accounts in the aggregate. Such proportional voting may result in a relatively small number of Variable Contract Owners determining the outcome of a proposal. Proposal 1 and Proposal 2 are the only proposals described in this Proxy Statement that relate to American Century Variable Portfolios, Inc.

The Boards recommend that you vote “FOR” each Proposal.

PROPOSAL 1: ELECTION OF DIRECTOR

Overview and Related Information

Each of the following eight individuals currently serves on the Boards: Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, Gale E. Sayers, M. Jeannine Strandjord, and John R. Whitten. Each of these individuals, with the exception of Mr. Whitten, previously has been elected by each Issuer’s shareholders. Mr. Whitten was appointed to the Board in 2008 to fill the vacancy created by the resignation of another director. The other members of the Boards have nominated Mr. Whitten for election by shareholders at the Meeting. Hereafter the current Board members will be referred to as the “Directors,” and Mr. Whitten will be referred to as the “Nominee.” It is being proposed that the shareholders of each Issuer approve the Nominee. If approved by the shareholders, the Nominee will continue to serve until his death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons” (hereinafter

“Independent Directors”), as that term is defined in the Investment Company Act of 1940 (the “1940 Act”), is 72. However, the mandatory retirement age may be extended or changed with the approval of the remaining Independent Directors.

Further information regarding each of the Directors is listed below. Mr. Thomas is the only Director who is an “interested person” as that term is defined in the 1940 Act because Mr. Thomas serves as President and Chief Executive Officer of American Century Companies, Inc. (“ACC”), the parent company of American Century Investment Management, Inc. (“ACIM”) and American Century Global Investment Management, Inc. (“ACGIM”). ACIM and ACGIM are referred to collectively as the “Advisors.” The remaining Directors, including the Nominee, are not “interested persons” under the 1940 Act and therefore will be referred to as “Independent Directors.”

The Nominee has consented to continue to serve as a director, if elected. In case he shall be unable or shall fail to serve as a director by virtue of an unexpected occurrence, persons named as proxies will vote in their discretion for such other nominee as the Independent Directors may recommend.

Information Regarding the Directors

The following table presents certain information about the Directors (including the Nominee). The mailing address for each Director is 4500 Main Street, Kansas City, Missouri 64111.

Independent Directors

Thomas A. Brown
Year of Birth: 1940
Offices with the Issuers: Director
Length of Time Served: Since 1980
Principal Occupation During the Past Five Years: Managing Member, Associated Investments, LLC (real estate Investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None
Education/Other Professional Experience: BS in Mechanical Engineering, University of Kansas; formerly, Chief Executive Officer, Associated Bearings Company; formerly, Area Vice President, Applied Industrial Technologies (bearings and power transmission company)

Andrea C. Hall
Year of Birth: 1945
Offices with the Issuers: Director
Length of Time Served: Since 1997
Principal Occupation During the Past Five Years: Retired as Advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None
Education/Other Professional Experience: BS in Biology, Florida State University; PhD in Biology, Georgetown University; formerly, Senior Vice President and Director of Research Operations, Midwest Research Institute

James A. Olson
Year of Birth: 1942
Offices with the Issuers: Director
Length of Time Served: Since 2007
Principal Occupation During the Past Five Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Saia, Inc. and Entertainment Properties Trust
Education/Other Professional Experience: BS in Business Administration and MBA, St. Louis University; CPA; 21 years of experience as a partner in the accounting firm of Ernst & Young LLP

Donald H. Pratt
Year of Birth: 1937
Offices with the Issuers: Director, Chairman of the Board
Length of Time Served: Since 1995
Principal Occupation During the Past Five Years: Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None
Education/Other Professional Experience: BS in Industrial Engineering, Wichita State University; MBA, Harvard Business School; serves on the Board of Governors of the Independent Directors Council and Investment Company Institute; formerly, Chairman of the Board, Butler Manufacturing Company (metal buildings producer)

 Gale E. Sayers
Year of Birth: 1943
Offices with the Issuers: Director
Length of Time Served: Since 2000
Principal Occupation During the Past Five Years: President, Chief Executive Officer and Founder, Sayers40, Inc., (technology products and services provider)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None
Education/Other Professional Experience: BS in Physical Education and M.Ed. in Educational Administration, University of Kansas; Recipient of the Ernst & Young Entrepreneur of the Year Award; inducted into the Chicago Entrepreneurship Hall of Fame and the National Football League Hall of Fame

 M. Jeannine Strandjord
Year of Birth: 1945
Offices with the Issuers: Director
Length of Time Served: Since 1994
Principal Occupation During the Past Five Years: Retired, formerly, Senior Vice President, Process Excellence, Sprint Corporation (telecommunications company) (January 2005-September 2005)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: DST Systems Inc., Euronet Worldwide Inc, Charming Shoppes, Inc.
Education/Other Professional Experience: BS in Business Administration and Accounting, University of Kansas; CPA; formerly, Senior Vice President of Financial Services and Treasurer and Chief Financial Officer, Global Markets Group; Sprint Corporation; formerly, with the accounting firm of Ernst and Whinney

John R. Whitten
Year of Birth: 1946
Offices with the Issuers: Director
Length of Time Served: Since 2008
Principal Occupation During the Past Five Years: Project Consultant, Celanese Corp. (industrial chemical company)
Number of Funds in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Rudolph Technologies, Inc.
Professional Education/Experience: BS in Business Administration, Cleveland State University; CPA; formerly, Chief Financial Officer and Treasurer, Applied Industrial Technologies, Inc.; thirteen years of experience with accounting firm Deloitte & Touche LLP

Interested Director

Jonathan S. Thomas
Year of Birth: 1963
Offices with the Issuers: Director and President
Length of Time Served: Since 2007
Principal Occupation During the Past Five Years: President and Chief Executive Officer ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, American Century Services, LLC (“ACS”); Executive Vice President, American Century Investment Management (“ACIM”) and American Century Global Investment Management (“ACGIM”); Director, ACIM, ACGIM, American Century Investment Services, Inc. (“ACIS”) and other ACC subsidiaries; Global Chief Operating Officer and Managing Director, Morgan Stanley (investment management) (March 2000 to November 2005)
Number of Funds in Fund Complex Overseen by Director: 104
Other Directorships Held by Director: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts; MBA, Boston College; formerly held senior leadership roles with Fidelity Investments, Boston Financial Services and Bank of America; serves on the Board of Governors of the Investment Company Institute

Qualifications of Directors

Generally, no one factor was decisive in the original selection of the Directors to the Boards, nor in the nomination of the Nominee. Qualifications considered by the Board to be important to the selection and retention of Directors include the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s educational background and accomplishments; (iii) the individual’s experience and expertise performing senior policy-making functions in business, government, education, accounting, law and/or administration; (iv) how the individual’s expertise and experience would contribute to the mix of relevant skills and experience on the Board; (v) the individual’s ability to work effectively with the other members of the Board;  and (vi) the individual’s ability and willingness to make the time commitment necessary to serve as an effective director. In addition, the individual’s ability to review and critically evaluate information, their ability to evaluate fund service providers, their ability to exercise good business judgment on behalf of fund shareholders, their prior service on the Boards, and their familiarity with the Funds are considered important assets.

When assessing potential new directors, the Boards have a policy of considering individuals from various and diverse backgrounds. Such diverse backgrounds may include differences in professional experience, education, individual skill sets and other individual attributes. The Boards’ Policy and Procedures for Director Nominations is attached as Exhibit A. Each Director’s individual educational and professional experience is summarized in the table above and was considered as part of his or her nomination to, or retention on, the Boards.

Responsibilities of the Boards

The Boards are responsible for overseeing the Advisors’ management and operations of the Funds pursuant to the management agreements. Directors also have significant responsibilities under the federal securities law. Among other things, they

•	oversee the performance of the Funds;

•	monitor the quality of the advisory and shareholder services provided by the Advisors;

•	review annually the fees paid to the Advisors for their services;

•	monitor potential conflicts of interest between the Funds and the Advisors;

•	monitor custody of assets and the valuation of securities; and

•	oversee the Funds' compliance program.

In performing their duties, Board members receive detailed information about the Funds and the Advisors regularly throughout the year, and meet at least quarterly with management of the Advisors to review reports about fund operations. The directors’ role is to provided oversight and not to provide day-to-day management.

The Boards have all powers necessary or convenient to carry out their responsibilities. Consequently, the Boards may adopt bylaws providing for the regulation and management of the affairs of the Issuers and may amend and repeal them to the extent that such bylaws do not reserve that right to the Issuers’ shareholders. They may increase or reduce the number of Board members and may, subject to the 1940 Act, fill Board vacancies. Board members also may elect and remove such officers and appoint and terminate such agents as they consider appropriate. They may establish and terminate committees consisting of two or more directors who may exercise the powers and authority of the Boards as determined by the directors. They may, in general, delegate such authority as they consider desirable to any officer of the Issuers, to any Board committee and to any agent or employee of the Issuers or to any custodian, transfer or investor servicing agent, principal underwriter or other service provider for a Fund.

The Boards met six times in 2009. Each Director then in office attended at least 75% of the aggregate of the total number of Board meetings, and the total number of meetings held by all Board committees on which the Director served, with the exception of Gale Sayers who attended one of the two Governance Committee meetings. Unlike public operating companies, mutual funds do not typically hold annual meetings. Accordingly, the Issuers do not have a policy pertaining to attendance at annual shareholder meetings by directors.

To communicate with the Boards, or a member of the Boards, a shareholder should send a written communication addressed to the attention of the corporate secretary (the “Corporate Secretary”) at American Century Funds, P.O. Box 418210, Kansas City, Missouri 64141-9210. Shareholders who prefer to communicate by email may send their comments to corporatesecretary@americancentury.com. The Corporate Secretary will forward all such communications to each member of the Compliance and Shareholder Communications Committee, or if applicable, the individual director(s) and/or committee chair named in the correspondence. However, if a shareholder communication is addressed exclusively to the Fund’s independent directors, the Corporate Secretary will forward the communication to the Compliance and Shareholder Communications Committee chair, who will determine the appropriate action.

Board Leadership Structure and Standing Board Committees

Donald H. Pratt currently serves as the independent Chairman of the Board and has served in such capacity since 2005. Of the Boards’ eight members, Jonathan S. Thomas is the only member who is an “interested person” as that term is defined in the 1940 Act. The remaining members are Independent Directors. The Independent Directors meet separately, as needed and at least in conjunction with each quarterly meeting of the Boards, to consider a variety of matters that are scheduled to come before the Boards and meet periodically with the Funds’ Chief Compliance Officer and Fund auditors. They are advised by independent legal counsel. No Independent Director may serve as an officer or employee of a Fund. The Boards have also established several committees, as described below. Each committee is comprised solely of Independent Directors, except the Executive Committee. The Boards believe that the current leadership structure, with Independent Directors filling all but one position on the Boards, with an Independent Director serving as Chairman of the Boards, and with the Board committees comprised only of Independent Directors (with the exception of the Executive Committee), is appropriate and allows for independent oversight of the Funds.

Each Board has an Audit Committee that approves the Issuer’s engagement of the independent registered public accounting firm and recommends approval of such engagement to the Independent Directors. The committee also oversees the activities of the accounting firm, receives regular reports regarding fund accounting, oversees securities valuation (approving the Funds’ valuations policy and receiving reports regarding instances of fair valuation thereunder) and receives regular reports from the Advisors’ internal audit department. The committee currently consists of Thomas A. Brown, Andrea C. Hall, James A. Olson and Gale E. Sayers. It met four times in 2009.

Each Board has a Governance Committee that is responsible for reviewing Board procedures and committee structures. The committee also considers and recommends individuals for nomination as directors, and may recommend the creation of new committees. The names of potential director candidates may be drawn from a number of sources, including recommendations from members of the Board, management (in the case of Interested Directors only) and shareholders. Shareholders may submit director nominations at any time to the Corporate Secretary, American Century Funds, P.O. Box 418210, Kansas City, MO 64141-9210. When submitting nominations, shareholders should include the name, age and address of the candidate, as well as a detailed resume of the candidate’s qualifications and a signed statement from the candidate of his/her willingness to serve on the Boards. Shareholders submitting nominations should also include information concerning the number of Fund shares and length of time held by the shareholder, and if applicable, similar information for the potential candidate. All nominations submitted by shareholders will be forwarded to the chair of the Governance Committee for consideration. The Corporate Secretary will maintain copies of such materials for future reference by the committee when filling Board positions.

If this process yields more than one desirable candidate, the committee will rank them by order of preference depending on their qualifications and the Funds’ needs. The candidate(s) may then be contacted to evaluate their interest and be interviewed by the full committee. Based upon its evaluation and any appropriate background checks, the committee will decide whether to recommend a candidate’s nomination to the Boards.

The Governance Committee also may recommend the creation of new committees, evaluate the membership structure of new and existing committees, consider the frequency and duration of Board and committee meetings and otherwise evaluate the responsibilities, processes, resources, performance and compensation of the Boards. The committee currently consists of Donald H. Pratt, Andrea C. Hall, John R. Whitten and Gale E. Sayers. None of its members are “interested persons” as that term is defined in the Investment Company Act of 1940. The committee operates pursuant to a written charter, which is included as Exhibit B. It met two times in 2009.

Each Board also has a Compliance and Shareholder Communications Committee, which reviews the results of the Funds’ compliance testing program, meets regularly with the Funds’ Chief Compliance Officer, reviews shareholder communications, reviews quarterly reports regarding the quality of shareholder service provided by the Advisors, and monitors implementation of the Funds’ Code of Ethics. The committee currently consists of Donald H. Pratt, M. Jeannine Strandjord and John R. Whitten. It met four times in 2009.

Each Board has a Fund Performance Review Committee that meets quarterly to review the investment activities and strategies used to manage fund assets and monitor investment performance. The committee regularly receives reports from the Advisors’ chief investment officer, portfolio managers and other investment personnel concerning the Funds’ efforts to achieve their investment objectives. The committee also receives information regarding fund trading activities and monitors derivative usage. It currently consists of all of the Independent Directors. The committee met four times in 2009.

Finally, each Board has an Executive Committee that performs the functions of the Board between Board meetings, subject to the limitations on its power set out in the Maryland General Corporation Law and except for matters requiring the action of the entire Board under the 1940 Act. The committee currently consists of Donald H. Pratt, Jonathan S. Thomas and M. Jeannine Strandjord. It did not meet in 2009.

Risk Oversight by the Boards

As previously disclosed, the Boards oversee the management of the Issuers and the Funds and meet at least quarterly with management of the Advisors to review reports and receive information regarding fund operations. Risk oversight relating to the Issuers and the Funds is one component of the Boards’ oversight and is undertaken in connection with the duties of the Boards. As described above, the Boards’ committees assist the Boards in overseeing various types of risks relating to the Issuers and the Funds, including, but not limited to, investment risk, operational risk and enterprise risk. The Boards receive regular reports from each committee regarding the committee’s areas of responsibility and, through those reports and its regular interactions with management of the Advisors during and between meetings, analyzes, evaluates, and provides feedback on the Advisors’ risk management processes. In addition, the Boards receive information regarding, and have discussions with senior management of the Advisors about, the Advisors’ enterprise risk management systems and strategies, including an annual review of the Advisors’ risk management practices. Within the past 12 months, members of the Board’s Governance Committee have participated in industry conferences discussing directors’ role in risk oversight. There can be no assurance that all elements of risk, or even all elements of material risk, will be disclosed to or identified by the Boards.

Board Compensation

Each Independent Director receives compensation for service as a member of the Boards based on a schedule that takes into account the number of meetings attended and the assets of the Funds for which the meetings are held. None of the Interested Directors or officers of the Funds receives compensation from the Funds. Compensation expenses are allocated to the Issuers based in part on their relative net assets. Under the terms of each management agreement with the Advisors, the Funds are responsible for paying such fees and expenses. For each Issuer’s last fiscal year, each Issuer and the American Century Family of Funds paid the Independent Directors the amounts shown in the following table. Note that the table reflects multiple overlapping periods, so that total compensation shown for any one fiscal year includes compensation also counted for other fiscal years.

Issuer	FYE of Issuer	Thomas A. Brown	Andrea C. Hall	James A. Olson
American Century Capital Portfolios, Inc.	3/31/2009	$42,949	$42,196	$42,419
Total Compensation from the American Century Family of Funds for FYE 3/31/2009(1)		$166,577	$163,577	$164,577
American Century Asset Allocation Portfolios, Inc.	7/31/2009	$4,284	$4,183	$4,244
American Century Growth Funds, Inc.	7/31/2009	$216	$213	$213
Total Compensation from the American Century Family of Funds for FYE 7/31/2009(2)		$162,680	$159,680	$160,680
American Century Mutual Funds, Inc.	10/31/2009	$69,477	$68,618	$69,477
Total Compensation from the American Century Family of Funds for FYE 10/31/2009(3)		$160,257	$158,257	$160,257
American Century Strategic Asset Allocations, Inc.	11/30/2009	$11,784	$11,739	$11,892
American Century World Mutual Funds, Inc.	11/30/2009	$13,890	$15,520	$14,024
Total Compensation from the American Century Family of Funds for FYE 11/30/2009(4)		$158,782	$158,282	$160,282
American Century Variable Portfolios, Inc.	12/31/2009	$10,722	$10,652	$10,694
Total Compensation from the American Century Family of Funds for FYE 12/31/2009(5)		$160,308	$159,808	$159,808

Issuer	FYE of Issuer	Donald H. Pratt	Gale E. Sayers	M. Jeannine Strandjord	John R. Whitten
American Century Capital Portfolios, Inc.	3/31/2009	$49,933	$40,649	$43,214	$36,927
Total Compensation from the American Century Family of Funds for FYE 3/31/2009(1)		$193,577	$157,577	$167,577	$142,744

Issuer	FYE of Issuer	Donald H. Pratt	Gale E. Sayers	M. Jeannine Strandjord	John R. Whitten
American Century Asset Allocation Portfolios, Inc.	7/31/2009	$4,984	$3,961	$4,304	$3,924
American Century Growth Funds, Inc.	7/31/2009	$252	$202	$218	$197
Total Compensation from the American Century Family of Funds for FYE 7/31/2009(2)		$189,680	$151,680	$163,680	$148,680
American Century Mutual Funds, Inc.	10/31/2009	$81,611	$57,287	$69,477	$64,279
Total Compensation from the American Century Family of Funds for FYE 10/31/2009(3)		$188,257	$132,077	$160,257	$148,257
American Century Strategic Asset Allocations, Inc.	11/30/2009	$13,967	$9,519	$11,892	$11,001
American Century World Mutual Funds, Inc.	11/30/2009	$16,481	$11,149	$14,024	$12,973
Total Compensation from the American Century Family of Funds for FYE 11/30/2009(4)		$188,282	$127,923	$160,282	$148,282
American Century Variable Portfolios, Inc.	12/31/2009	$12,671	$9,234	$10,813	$10,125
Total Compensation from the American Century Family of Funds for FYE 12/31/2009(5)		$189,808	$137,808	$161,808	$151,808

[1]	Includes deferred compensation as follows: Mr. Brown, $25,115; Dr. Hall, $121,000; Mr. Olson, $155,577; Mr. Pratt, $22,437, Mr. Sayers $157,577 and Mr. Whitten, $103,744.
[2]	Includes deferred compensation as follows: Mr. Brown, $23,936; Dr. Hall, $69,267; Mr. Olson, $136,680; Mr. Pratt, $21,552; Mr. Sayers, $151,680; and Mr. Whitten, $107,680.
[3]	Includes deferred compensation as follows: Mr. Brown, $23,051; Dr. Hall, $29,467; Mr. Olson, $69,477; Mr. Pratt, $20,888; Mr. Sayers, $132,077; and Mr. Whitten, $103,257.
[4]	Includes deferred compensation as follows: Mr. Brown, $22,756; Dr. Hall, $19,133; Mr. Olson, $122,782; Mr. Pratt, $20,667; Mr. Sayers, $127,923; and Mr. Whitten, $101,782.
[5]	Includes deferred compensation as follows: Mr. Brown, $22,462; Mr. Olson, $112,308; Mr. Pratt, $20,446; Mr. Sayers, $137,808; and Mr. Whitten, $100,308.

None of the Issuers currently provides any pension or retirement benefits to the Directors except pursuant to the American Century Mutual Funds’ Independent Directors’ Deferred Compensation Plan adopted by the Issuers. Under the plan, the Independent Directors may defer receipt of all or any part of the fees to be paid to them for serving as Directors of the Funds. All deferred fees are credited to accounts established in the names of the directors. The amounts credited to each account then increase or decrease, as the case may be, in accordance with the performance of one or more American Century funds selected by the director. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Directors are allowed to change their designation of funds from time to time.

No deferred fees are payable until such time as a director resigns, retires or otherwise ceases to be a member of the Board. Directors may receive deferred fee account balances either in a lump sum payment or in substantially equal installment payments to be made over a period not to exceed 10 years. Upon the death of a director, all remaining deferred fee account balances are paid to the director’s beneficiary or, if none, to the director’s estate.

The plan is an unfunded plan and, accordingly, the Funds have no obligation to segregate assets to secure or fund the deferred fees. To date, the Funds have voluntarily funded their obligations. The rights of directors to receive their deferred fee account balances are the same as the rights of a general unsecured creditor of the Funds. The plan may be terminated at any time by the administrative committee of the plan. If terminated, all deferred fee account balances will be paid in a lump sum.

Exhibit C to this Proxy Statement shows the dollar range the Directors beneficially owned as of December 31, 2009 in the equity securities of any of the Funds, and, on an aggregate basis, equity securities of all of the Issuers.

On December 23, 1999, American Century Services, LLC (ACS), an affiliate of the Advisors, entered into an agreement with DST Systems, Inc. (DST) under which DST would provide back office software and support services for transfer agency services provided by ACS (the “Agreement”). ACS pays DST fees based in part on the number of accounts and the number and type of transactions processed for those accounts. For the twelve months ended December 31, 2009, DST received $18,230,115 in fees from ACS. DST’s revenue for the calendar year ended December 31, 2009, was approximately $2.2 billion.

Ms. Strandjord is a director of DST and a holder of 21,345 shares and possesses options to acquire an additional 55,890 shares of DST common stock, the sum of which is less than one percent (1%) of the shares outstanding. Because of her official duties as a director of DST, she may be deemed to have an “indirect interest” in the Agreement. However, the Boards were not required to nor did they approve or disapprove the Agreement, since the provision of the services covered by the Agreement is within the discretion of ACS. DST was chosen by ACS for its industry-leading role in providing cost-effective back office support for mutual fund service providers such as ACS. DST is the largest mutual fund transfer agent, servicing more than 121.1 million mutual fund accounts on its shareholder recordkeeping system. Ms. Strandjord’s role as a director of DST was not considered by ACS; she was not involved in any way with the negotiations between ACS and DST; and her status as a director of either DST or the Funds was not a factor in the negotiations. The Boards and counsel to the Independent Directors of the Funds have concluded that the existence of this Agreement does not impair Ms. Strandjord’s ability to serve as an independent director under the 1940 Act.

Beneficial Ownership of Affiliates by Proposed Independent Directors

No Independent Director or his or her immediate family members beneficially owned shares of the Advisors, the Issuers’ principal underwriter or any other person directly or indirectly controlling, controlled by, or under common control with the Advisors or the Issuers’ principal underwriter as of December 31, 2009.

Officers

The following table presents certain information about the executive officers of the Issuers. Each officer serves as an officer for each of the 104 investment companies in the American Century Family of Funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the Funds. The listed officers are interested persons of the Funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name	Offices with the Issuers	Principal Occupation During the Past Five Years
Jonathan Thomas	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM, ACGIM; Director, ACIM, ACGIM and other ACC subsidiaries; Managing Director, Morgan Stanley (March 2000 to November 2005)

Barry Fink	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director, ACC, ACS, ACIS and other ACC subsidiaries

Maryanne Roepke	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM, ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles Etherington	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2000 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACGIM, ACS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

Name	Offices with the Issuers	Principal Occupation During the Past Five Years
Robert Leach	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David Reinmiller	Vice President since 2000
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds, ACIM and ACGIM (January 2001 to February 2005). Also serves as Associate General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; Vice President, ACIM, ACGIM and ACS

Ward Stauffer	Secretary since 2005	Attorney, ACC (June 2003 – Present)

Share Ownership

As of March 19, 2010, each director and officer individually, and as a group, owned beneficially less than 1% of the outstanding shares of each class of the Funds. For more information about significant share ownership of the Funds, see “Other Information—Outstanding Shares and Significant Shareholders.”

Independent Registered Public Accounting Firm

The Audit Committees and each Board selected the independent public accounting firm of Deloitte & Touche LLP to serve as independent registered public accountants of the Issuers for their most recent fiscal year. Representatives of Deloitte & Touche are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Fees Paid to Independent Registered Public Accounting Firm

The aggregate fees paid to Deloitte & Touche LLP and other member firms of Deloitte Touche Tahmatsu and their respective affiliates (collectively referred to as the “Deloitte Entities”) for professional services rendered by the Deloitte Entities for the audit of the annual financial statements of the Funds and other professional services for the fiscal years ended as indicated below were:

Issuer	Audit Fees (a)	Audit Related Fees (b)	Tax Fees (c)	All Other Fees (d)
American Century Asset Allocation Portfolios, Inc.
07/31/2009	$114,612	$0	$0	$0
07/31/2008	$76,990	$0	$0	$0
American Century Capital Portfolios, Inc.
03/31/2009	$166,905	$0	$0	$0
03/31/2008	$267,806	$0	$1,498	$0

Issuer	Audit Fees (a)	Audit Related Fees (b)	Tax Fees (c)	All Other Fees (d)
American Century Growth Funds, Inc.
07/31/2009	$44,065	$0	$0	$0
07/31/2008	$45,980	$0	$0	$0
American Century Mutual Funds, Inc.
10/31/2009	$281,906	$0	$0	$0
10/31/2008	$317,528	$0	$0	$0
American Century Strategic Asset Allocations, Inc.
11/30/2009	$79,469	$0	$0	$0
11/30/2008	$67,248	$0	$0	$0
American Century Variable Portfolios, Inc.
12/31/2009	$165,859	$0	$0	$0
12/31/2008	$164,383	$0	$0	$0
American Century World Mutual Funds, Inc.
11/30/2009	$204,457	$0	$0	$0
11/30/2008	$239,403	$0	$0	$0

(a) Audit Fees

These fees relate to professional services rendered by the Deloitte Entities for the audits of the Funds’ annual financial statements or services normally provided by an independent registered public accounting firm in connection with statutory and regulatory filings or engagements. These services included the audits of the financial statements of the Funds, issuance of consents, income tax provision procedures and assistance with review of documents filed with the Securities and Exchange Commission.

(b) Audit Related Fees

These fees relate to assurance and related services by the Deloitte Entities in connection with semi-annual financial statements.

(c) Tax Fees

These fees relate to professional services rendered by the Deloitte Entities for tax compliance, tax advice, and tax planning. These services relate to the review of the Funds’ federal and state income tax returns, and review of excise tax calculations and returns.

(d) All Other Fees

These fees relate to products and services provided by the Deloitte Entities other than those reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees.”

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee approves the engagement of the accountant prior to the accountant rendering any audit or non-audit services to the Issuers. The aggregate non-audit fees billed by the Deloitte Entities for services rendered to the Advisors and service affiliates for the years ended December 31, 2008 and December 31, 2009 were $93,552 and $55,065, respectively.

The Audit Committee considered and concluded that the provisions for non-audit services to the Advisors and their affiliates that did not require pre-approval are compatible with maintaining Deloitte’s independence, and has determined that the provision of these services do not compromise Deloitte’s independence.

Required Approval for Proposal 1

Proposal 1, the election of the Nominee, must be approved by a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists. The shareholders of each Issuer, voting together as a single class that includes the votes of the shares of each Fund that is a series of that Issuer, will vote separately for the election of the Nominee to that Issuer’s Board. Approval of the Proposal by an Issuer is not contingent upon approval of the Proposal by any other Issuer.

The Boards Recommend that the Shareholders Vote to Elect the Nominee.

PROPOSAL 2: APPROVAL OF MANAGEMENT AGREEMENTS

Overview

American Century Investment Management, Inc. (“ACIM”) and American Century Global Investment Management, Inc. (“ACGIM” and, together with ACIM, the “Advisors”) currently serve as investment advisors to the Funds. The Advisors previously served as investment advisors to the Funds pursuant to management agreements approved by Fund shareholders (the “Prior Management Agreements”). The Prior Management Agreements terminated automatically on February 16, 2010 (the “Termination Date”) due to a deemed “change of control” of the Advisors’ parent company, American Century Companies, Inc. (“ACC”). The change in control is described in further detail below. To ensure the continuity of the investment advisory services to the Funds after the aforementioned termination of the Prior Management Agreements, and before shareholder approval of new management agreements described below (“Proposed Management Agreements”), the Boards approved interim management agreements between the Advisors and the Issuers on behalf of the respective Funds (the “Interim Management Agreements”). The Advisors are currently managing the Funds pursuant to the Interim Management Agreements. Shareholders of the Funds are being asked to approve Proposed Management Agreements with ACIM.*  The Proposed Management Agreements are identical to the Prior Management Agreements except for the (i) the date, (ii) the

*
Management agreements for new share classes of the Funds that were launched after the Termination Date did not terminate, have not been replaced by Interim Management Agreements, and do not require approval of Proposed Management Agreements.

substitution of ACIM for ACGIM as advisor of those Funds currently managed by ACGIM, and (iii) certain other non-material changes. A form of the Proposed Management Agreements is attached as Exhibit D.

Reason for Proposed Management Agreements

You are being asked to approve the Proposed Management Agreements in order to ensure the continued provision of advisory services to the Funds. Under the 1940 Act, the change in trustee of the Trust described below may technically be considered a “change in control” of ACC and therefore also a change in control of the Advisors even though there has been no change to their management and none is anticipated. The “change in control” resulted in the assignment and automatic termination of the Prior Management Agreements, as required under their terms and the 1940 Act.

ACIM is a wholly-owned subsidiary of ACC, and ACGIM is a wholly-owned subsidiary of ACIM. ACC’s certificate of incorporation provides for three classes of common stock: Class A, Class B and Class C. Class A common stock represents one vote per share; Class B common stock represents 10,000 votes per share; and Class C common stock has no voting rights. Class B shares are entitled to elect 75% of ACC’s board of directors. A trust (the “Trust”) holds Class B shares that represent approximately 40% of the combined voting power of the common stock. Prior to the Termination Date, James E. Stowers, Jr. served as the trustee of the Trust. Pursuant to the trust agreement governing the Trust (hereinafter the “Trust Agreement”), as trustee of the Trust, Mr. Stowers had the ability to vote and to dispose of the Class B shares owned by the Trust. Under Section 2(a)(9) of the 1940 Act, Mr. Stowers’ control of greater than 25% of the voting securities created a presumption that he controlled ACC.

On the Termination Date, pursuant to the terms of the Trust Agreement, Mr. Richard W. Brown succeeded Mr. Stowers as the trustee of the Trust. Mr. Brown currently serves as co-chairman of the Board of Directors of ACC and also serves as co-chairman of the Board of Directors of Stowers Resource Management, Inc. (“SRM”) and chairman of the Board of Directors of the Stowers Institute for Medical Research (“SIMR”). As trustee, Mr. Brown has the responsibility to manage the affairs of the Trust, which include managing the Trust property, distributing income to its beneficiaries, voting the shares of ACC stock held by the Trust, and complying with the Trust Agreement’s dispositive provisions upon the occurrence of specific events.  During his lifetime, Mr. Brown may designate other qualified individuals and corporations to act as trustee. Should he fail to do so, David A. Welte shall become the successor trustee.  Mr. Welte currently serves as a member of the Board of Directors of ACC and also serves as Executive Vice President and General Counsel of SRM and as a member of the Board of Directors of SRM and SIMR. Should neither Mr. Brown nor Mr. Welte be able to act as trustee or designate someone to act in his place, a majority of the members of the Executive Committee of the SRM Board of Directors shall make such appointment. Pursuant to the terms of the Trust Agreement, the ultimate beneficiary of the Trust, including the ACC stock held by the Trust, is SRM, SIMR or another tax-exempt member of the Stowers Group of Companies.*

Information Regarding ACIM

ACIM is a wholly-owned subsidiary of ACC and has been providing management and advisory services to the American Century family of funds since 1958. Currently, ACGIM is wholly owned by ACIM. However, in order to streamline American Century’s corporate organization, ACGIM is being merged into ACIM as of June 16, 2010. This merger will not change in any way how the Funds are managed, the personnel who manage the Funds, the advisory fees for such management services or any other matter relating to the operations of the Funds. The only change is that the named party in all advisory agreements will be ACIM. The following table lists the names, positions and principal occupations of the directors and principal executive officer of ACIM:

American Century Investment Management, Inc.

Name	Position with ACIM	Principal Occupation
Enrique Chang	President, Chief Executive Officer and Chief Investment Officer	Chief Investment Officer
James E. Stowers, Jr.	Director	Founder, Co-Chairman and Director, ACC; Director, ACIM, ACS, ACIS and other ACC subsidiaries
Jonathan S. Thomas	Executive Vice President, Director	President and Chief Executive Officer, ACC; Chief Executive Officer, and Manager, ACS; Director, ACIM, ACIS and other ACC subsidiaries

Officers of the Advisors and the Funds who own ACC stock are Otis Cowan, Charles Etherington, David Reinmiller, Maryanne Roepke and Ward Stauffer.  The address for the Advisors and each of their officers and directors is 4500 Main Street, Kansas City, Missouri 64111.

Description of the Management Agreements

The Advisors previously served as investment advisors to each of the Funds pursuant to the Prior Management Agreements, and currently serve as investment advisors pursuant to the Interim Management Agreements. The table included as Exhibit E shows the dates of the Interim Management Agreements, as well as the dates and reason the Prior Management Agreements were last submitted to shareholders for approval. Under the

*	The Stowers Group of Companies is a not-for-profit biomedical research organization dedicated to finding the keys to the causes, treatment and prevention of disease.

Proposed Management Agreements, ACIM will provide the same services to the Funds as were provided by the Advisors under the Prior and Interim Management Agreements.

Each of the Prior Management Agreements, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its assignment (as defined by the 1940 Act). Any change in control of the Advisors or their parent company may cause an assignment. As previously described, on February 16, 2010, there was a deemed change in control of the Advisors’ parent company, ACC, which caused an “assignment” of the Prior Management Agreements resulting in their automatic termination. Accordingly, the Boards have determined it to be in the best interests of each Fund and its shareholders to approve a new management agreement between ACIM and the respective Issuers on behalf of each Fund. Each Board, including the Independent Directors, approved the Proposed Management Agreements and recommended their approval by shareholders, as required by the 1940 Act

To ensure the continuity of the investment advisory services to the Funds after the aforementioned termination of the Prior Management Agreements, and before shareholder approval of the Proposed Management Agreements, the Boards approved Interim Management Agreements between the Advisors and the Issuers on behalf of the Funds in accordance with Rule 15a-4 of the 1940 Act. See “Basis for the Boards’ Approval of the Proposed Management Agreements” for a discussion of the factors the Boards considered in their approval of the Proposed Management Agreements.

Interim Management Agreements

The terms of the Interim Management Agreements are substantially identical to those of the corresponding Prior Management Agreements. However, there are differences relating to effective dates, duration and termination provisions as described below.

The Interim Management Agreements were effective upon the termination of the Prior Management Agreements and will continue to be effective until the earlier of (i) 150 days following the date of their execution or (ii) the effective date of the Proposed Management Agreements (provided such agreements have been approved in the manner required under the 1940 Act), unless terminated sooner in accordance with their terms. If shareholders of the Funds do not approve the Proposed Management Agreements on behalf of their respective Funds, the Boards will take such action as they deem to be in the best interests of the Funds, which may include further solicitation of shareholders. In addition, each Interim Management Agreement may be terminated with respect to any Fund by the Board, by a vote of a majority of the outstanding voting securities (as defined by the 1940 Act) of such Fund, or by the Advisors without payment of any penalty, upon 60 days’ written notice to the other party.

The rate of compensation paid to the Advisors by each Fund under the Interim Management Agreements is the same as that paid under the corresponding Prior Management Agreements.

Proposed Management Agreements

The Boards have unanimously approved and recommended that shareholders approve the Proposed Management Agreements with ACIM on behalf of their respective Funds. The approval of a Proposed Management Agreement by one Fund is not contingent upon the approval of a Proposed Management Agreement by any other Fund, including Funds that are series of the same Issuer. The Advisors’ fee under each Prior Management Agreement on behalf of the respective Funds and share classes will be the same under the corresponding Proposed Management Agreement. A form of the Proposed Management Agreements is attached as Exhibit D. The description of the terms of the Proposed Management Agreements is qualified in its entirety by reference to Exhibit D.

Comparison of the Prior Management Agreements and the Proposed Management Agreements

The terms of the Proposed Management Agreements are substantially identical to those of the corresponding Prior Management Agreement except for (i) the date, (ii) the substitution of ACIM for ACGIM as advisor of those Funds currently managed by ACGIM, and (iii) certain other non-material changes.

Management Services

The investment management services to be provided by ACIM to each Fund under the Proposed Management Agreements are the same as those currently provided by the Advisors to each Fund under the Prior Management Agreements. Both the Prior Management Agreements and the Proposed Management Agreements provide that each Fund’s advisor will: (i) maintain a continuous investment program and decide which investments to buy and sell for each Fund’s portfolio; and (ii) select brokers and dealers to carry out portfolio securities transactions for each Fund.

Fees and Expenses

The provisions of the Proposed Management Agreements regarding expenses are identical to the provisions of the Prior Management Agreements. Under the terms of the Prior Management Agreements and the Proposed Management Agreements, each Fund’s advisor will pay all of the expenses of each class of each Fund, other than interest, taxes, brokerage commissions, extraordinary expenses, the fees and expenses of the Independent Directors (including counsel fees), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act.

The fees payable by each Fund to its advisor under both the Prior Management Agreements and the Proposed Management Agreements are identical and are set forth in Exhibit F. Additionally, Exhibit G sets forth the aggregate amount of fees paid to the Advisors and the amount and purpose of any material payments to the Advisors by a Fund during the last fiscal year.

Termination

Each Prior Management Agreement and Proposed Management Agreement provides that it will terminate automatically in the event of its assignment (as defined in the 1940 Act). In addition, the Prior Management Agreements and the Proposed Management Agreements each are terminable with respect to a Fund at any time, without payment of any penalty, by the Board of each Fund or by a vote of the majority of a Fund’s outstanding voting securities on 60 days’ written notice to the Fund’s advisor, or by the Fund’s advisor upon 60 days’ written notice to the Fund.

Merger of ACIM and ACGIM

As noted above, for reasons of organizational simplification, American Century has determined to merge ACGIM into ACIM, resulting in a single investment advisor. This merger will eliminate the need for multiple investment management agreements with certain Issuers, previously necessary because of the separation of duties between the two entities. Prior to the merger, ACIM was responsible for management of all domestic strategies, including cash management for all Funds, while ACGIM was responsible for all international strategies. This division of duties, based primarily on the location of the various investment management teams, sometimes resulted in an Issuer having more than one investment management agreement. For instance, a Fund managed with an international strategy had an investment management agreement with ACGIM for the international management duties, and a subadvisory agreement with ACIM regarding the management of such Fund’s cash position.

The combination of the Advisors into a single entity will eliminate the need for multiple investment management agreements without changing the nature, quality or extent of the services provided. There will be no change in portfolio managers as a result of this combination, or in how the Funds are managed, and the change will be seamless, and transparent, to shareholders in the Funds. This decision is unrelated to the change of control that necessitated this proxy and the merger does not require the approval of Fund shareholders.

Advisory Services to Other Funds

The following table provides information regarding non-American Century mutual funds for which the Advisors provide investment advisory services and that have investment objectives and strategies that are similar to those of the Funds. All of the information below is provided for the calendar year ended December 31, 2009.

Fund	2009 Average Net Assets ($)	Actual Management Fee Received ($)	Effective Management Fee (as a percentage of average daily net assets)
The following funds are managed pursuant to a similar investment strategy as American Century Growth.
Principal LargeCap Growth Fund II	939,055,675	3,306,528	0.352%
The following funds are managed (or, in some cases, a portion of a fund is managed) pursuant to a similar investment strategy as American Century Vista.
John Hancock Vista Fund	159,791,307	690,234	0.432%
John Hancock Vista Trust	101,583,346	441,788	0.435%
NVIT Multi-Manager Mid Cap Growth Fund	153,215,692	684,346	0.447%
A portion of the following fund’s assets is managed pursuant to a similar investment strategy as American Century International Discovery.
NVIT Multi-Manager International Growth Fund	81,838,115	531,728	0.650%
A portion of the following fund’s assets is managed pursuant to a similar investment strategy as American Century Value.
NVIT Multi-Manager Multi Cap Value Fund	4,240,631	14,575	0.344%
A portion of the following fund’s assets is managed pursuant to a similar investment strategy as American Century Growth. Another portion is managed pursuant to a similar investment strategy as American Century Global Growth.

VALIC Growth Fund	482,139,892	2,322,420	0.482%
The following fund is managed pursuant to a similar investment strategy as American Century International Growth.
VALIC International Growth I Fund	218,553,455	1,412,684	0.646%
A portion of the following fund’s assets is managed pursuant to a similar investment strategy as American Century International Opportunities. Another portion is managed pursuant to a similar investment strategy as American Century International Discovery.

Laudus International MarketMasters Fund	261,049,817	2,139,657	0.820%
The following funds are managed (or, in some cases, a portion of a fund is managed) pursuant to a similar investment strategy as American Century Mid Cap Value.
MML Mid Cap Value Fund	319,826,391	1,440,084	0.450%
Northwestern Mutual Mid Cap Value Portfolio	67,348,567	372,790	0.554%
NVIT Multi-Manager Mid Cap Value Fund	128,246,269	575,935	0.449%
A portion of the following fund’s assets is managed pursuant to a similar investment strategy as American Century Small Cap Value. Another portion is managed pursuant to a similar investment strategy as American Century Mid Cap Value.

ING American Century Small-Mid Cap Value Portfolio	88,116,856	551,973	0.626%

Fund	2009 Average Net Assets ($)	Actual Management Fee Received ($)	Effective Management Fee (as a percentage of average daily net assets)
The following funds are managed (or, in some cases, a portion of a fund is managed) pursuant to a similar investment strategy as American Century Large Company Value.
Transamerica American Century Large Company Value VP	373,877,652	1,417,422	0.379%
VALIC Core Value	51,626,133	234,254	0.454%
Northwestern Mutual Large Company Value Portfolio	34,701,773	163,410	0.471%

Basis for the Boards’ Approval of the Proposed Management Agreements

At the meetings held on March 29, 2010, after considering all information presented, the Boards, including the Independent Directors, unanimously approved each Proposed Management Agreement and determined to recommend that shareholders approve the Proposed Management Agreements. The Boards requested and reviewed extensive data and information compiled by the Advisors and certain independent providers of evaluation data concerning the Funds and services provided to the Funds by the Advisors. The Boards oversee on a continuous basis and evaluate at their quarterly meetings, directly and through the committees of the Boards, the nature and quality of significant services provided by the Advisors, the investment performance of the Funds, shareholder services, audit and compliance functions and a variety of other matters relating to the Funds’ operations. The information considered and the discussions held at the meetings included, but were not limited to:

•	the nature, extent and quality of investment management, shareholder services and other services provided to the Funds;
•	the wide range of programs and services the Advisors provide to the Funds and their shareholders on a routine and non-routine basis;
•	the compliance policies, procedures, and regulatory experience of the Advisors;
•	data comparing the cost of owning the Funds to the cost of owning a similar fund;
•	the fact that there will be no changes to the fees, services, or personnel providing such services as compared to the Prior Management Agreements;
•	data comparing the Funds’ performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•	financial data showing the profitability of the Funds to the Advisors and the overall profitability of the Advisors;
•	data comparing services provided and charges to other non-fund investment management clients of the Advisors; and
•	consideration of collateral benefits derived by the Advisors from the management of the Funds and potential economies of scale relating thereto.

The Boards also considered whether there was any reason for not continuing the existing arrangement with the consolidated Advisors. In this regard, the Boards were mindful of the potential disruptions of the Funds’ operations and various risks, uncertainties and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Boards recognized that most shareholders have invested in the Funds on the strength of the Advisors’ industry standing and reputation and in the expectation that the Advisors will have a continuing role in providing advisory services to the Funds.

Factors Considered

The Boards considered all of the information provided by the Advisors, the independent data providers, and the Boards’ independent counsel, and evaluated such information for each fund the Boards oversee. The Boards did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to approve the Proposed Management Agreements under the terms ultimately determined by the Boards to be appropriate, the Boards based their decision on a number of factors, including the following:

Nature, Extent and Quality of Services – Generally. Under the Proposed Management Agreements, ACIM is responsible for providing or arranging for all services necessary for the operation of the Funds. The Boards noted that under the Proposed Management Agreements, ACIM provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Funds
•	portfolio security selection
•	initial capitalization/funding
•	securities trading
•	Fund administration
•	custody of Fund assets
•	daily valuation of each Fund’s portfolio
•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications
•	legal services
•	regulatory and portfolio compliance
•	financial reporting
•	marketing and distribution

The Boards noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands,

competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The nature of the investment management services to be provided to the Funds is complex and would provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the Boards expect ACIM to manage each Fund in accordance with its investment objectives and approved strategies. In providing these services, ACIM utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Boards, directly and through their Fund Performance Review Committees, regularly review investment performance information for each Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Boards discuss with the Advisors the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Proposed Management Agreements, ACIM will also provide the Funds with a comprehensive package of transfer agency, shareholder, and other services. The Boards, directly and through the various committees of the Boards, regularly review reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisors.

Costs and Profitability. The Advisors provided detailed information concerning their cost of providing various services to the Funds, their profitability in managing the Funds, their overall profitability, and their financial condition. The Independent Directors reviewed with the Advisors the methodology used to prepare this financial information. The financial information was considered in evaluating the Advisors’ financial condition, ACIM’s ability to continue to provide services under the Proposed Management Agreements, and the reasonableness of the proposed management fees. The Boards concluded that the Advisors’ profits were reasonable in light of the services to be provided to the Funds.

Ethics. The Boards generally consider the Advisors’ commitment to providing quality services to shareholders and to conducting their business ethically. They noted that the Advisors’ practices generally meet or exceed industry best practices.

Economies of Scale. The Boards also reviewed information provided by the Advisors regarding the possible existence of economies of scale in connection with the management of the Funds. The Boards concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Boards concluded that the Advisors are appropriately sharing economies of scale through their competitive fee structure, offering competitive fees from fund inception, fee breakpoints as each Fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. Both the Prior and Proposed Management Agreements provide that each Fund pay its advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Funds’ Independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, such advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Boards believe the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisors the risk of increased costs of operating the Funds and provides a direct incentive to minimize administrative inefficiencies. Part of the Boards’ analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing each Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Boards concluded that the management fee to be paid by each Fund to ACIM under the Proposed Management Agreements is reasonable in light of the services to be provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisors. The Boards also requested and received information from the Advisors concerning the nature of the services, fees, and profitability of their advisory services to advisory clients other than the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Funds. The Boards analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisors. The Boards considered the existence of collateral benefits the Advisors may receive as a result of their relationship with the Funds. They concluded that the Advisors’ primary business is managing mutual funds and they generally do not use fund or shareholder information to generate profits in other lines of business, and therefore do not derive any significant collateral benefits from them. The Boards noted that the Advisors receive proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Boards also determined that the Advisors are able to provide investment management services to certain clients other than the Funds, at least in part, due to their existing infrastructure built to serve the fund complex. The Boards concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Funds to determine breakpoints in each Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Boards. As a result of this process, the Boards, in the absence of particular circumstances and assisted by the advice of their independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisors and others, concluded that the Proposed Investment Management Agreements should be approved and recommend their approval to shareholders.

Affiliated Brokerage

American Century Investment Services, Inc. (the Funds’ distributor) and the Advisors are wholly owned, directly or indirectly, by ACC. JPMorgan Chase & Co. (JPM) is an equity investor in ACC. The Funds paid J.P. Morgan Securities Inc. (JPMS), and JP Morgan Cazenove Limited (JPMC), subsidiaries of JPM, the following brokerage commissions for the fiscal years shown:

Fund	Year End	Aggregate Amount of Commissions Paid to Affiliated Brokers		Percentage of Dollar Amount of Portfolio Transactions
		JPMS	JPMC	JPMS	JPMC
American Century Capital Portfolios, Inc.
Equity Income	3/31/09	$362,578	$0	1.76%	—
Equity Index	3/31/09	$0	$0	0%	—
Large Company Value	3/31/09	$18,895	$0	0.88%	—
Mid Cap Value	3/31/09	$19,242	$0	1.17%	—
NT Large Company Value	3/31/09	$1,243	$0	0.32%	—
NT Mid Cap Value	3/31/09	$3,403	$0	0.95%	—
Real Estate	3/31/09	$26,872	$0	0.79%	—
Small Cap Value	3/31/09	$0	$0	0%	—

Value	3/31/09	$83,692	$0	2.39%	—
American Century Growth Funds, Inc.
Legacy Focused Large Cap	7/31/09	$192	$0	1.58%	—
Legacy Large Cap	7/31/09	$640	$0	1.23%	—
Legacy Multi Cap	7/31/09	$648	$0	0.86%	—
American Century Mutual Funds, Inc.
Balanced	10/31/09	$39	$0	0.07%	—
Capital Growth	10/31/09	$5,424	$0	9.32%	—
Capital Value	10/31/09	$2,262	$0	2.65%	—
Focused Growth	10/31/09	$573	$0	4.39%	—
Fundamental Equity	10/31/09	$3,624	$0	0.47%	—
Giftrust	10/31/09	$141,584	$0	4.97%	—
Growth	10/31/09	$719,198	$0	10.49%	—
Heritage	10/31/09	$341,718	$0	5.87%	—
New Opportunities	10/31/09	$15,993	$0	1.78%	—
NT Growth	10/31/09	$33,502	$0	9.02%	—
NT Vista	10/31/09	$12,736	$0	3.56%	—
Select	10/31/09	$92,320	$3,638	8.92%	0.35%
Small Cap Growth	10/31/09	$54,163	$0	1.77%	—
Ultra	10/31/09	$408,939	$7,668	8.44%	0.13%
Veedot	10/31/09	$6,560	$0	0.79%	—
Vista	10/31/09	$456,725	$0	4.71%	—
American Century Strategic Asset Allocations, Inc.
Strategic Allocation: Conservative	11/30/09	$15,900	$341	2.87%	0.06%
Strategic Allocation: Moderate	11/30/09	$104,892	$3,455	3.72%	0.15%
Strategic Allocation: Aggressive	11/30/09	$94,466	$2,479	4.45%	0.14%
American Century Variable Portfolios, Inc.
VP Balanced	12/31/09	$29	$0	0.13%	–
VP Capital Appreciation	12/31/09	$49,952	$0	4.40%	–
VP Income & Growth	12/31/09	$53	$0	0.05%	–
VP International	12/31/09	$53,333	$7,593	3.14%	0.63%
VP Large Company Value	12/31/09	$80	$0	1.71%	–
VP Mid Cap Value	12/31/09	$26,989	$0	1.89%	–
VP Ultra	12/31/09	$17,319	$334	6.14%	0.10%
VP Value	12/31/09	$117,515	$0	6.05%	–
VP Vista	12/31/09	$8,603	$0	2.98%	–
American Century World Mutual Funds, Inc.
Emerging Markets	11/30/09	$187,209	—	6.25%	—
Global Growth	11/30/09	$37,073	$3,758	4.07%	0.52%
International Discovery	11/30/09	$332,590	$89,054	6.36%	2.60%
International Growth	11/30/09	$186,144	$36,414	3.17%	0.92%
International Opportunities	11/30/09	$3,965	$265	0.40%	0.08%

International Stock	11/30/09	$9,404	$1,444	4.26%	0.96%
International Value	11/30/09	—	—	—	—
NT Emerging Markets	11/30/09	$18,631	$17	5.21%	0.01%
NT International Growth	11/30/09	$16,099	$2,718	3.01%	0.75%

Required Approval for Proposal 2

Each Fund and, in some cases, each class is separately being asked to approve the Proposed Management Agreements. If a Fund has an Institutional Class of shares, the holders of those shares will vote on the Proposed Management Agreement separately from the other share classes of the Fund. For VP Funds other than VP Income & Growth, holders of Class I shares will vote with holders of Class III shares, if any, but holders of Class II Shares, if any, will vote with holders of Class IV shares, if any. (All classes of VP Income & Growth will vote together as a group.)  Separate class votes on Proposal 2 are required in these cases because the affected classes have different unified management fees under the Proposed Management Agreements than the other classes of the applicable Fund due to different arrangements for shareholder and administrative services. Proposal 2, the approval of the Proposed Management Agreements, must be approved in accordance with Section 15(a) of the 1940 Act, which requires the approval of the lesser of (i) more than 50% of the outstanding shares of the Fund or, where applicable, class or (ii) 67% or more of the shares of the Fund or, where applicable, class present or represented by proxy at the Meeting if more than 50% of such shares are present or represented by proxy.

The Boards Recommend that the Shareholders
Vote to Approve the Proposed Management Agreements.

PROPOSAL 3: APPROVAL OF A SUBADVISORY AGREEMENT
FOR THE EQUITY INDEX FUND

Overview and Related Information

American Century Investment Management, Inc. (“ACIM”) currently serves as investment advisor to the Equity Index Fund. As described in Proposal 2, ACIM’s parent company, ACC, recently experienced a deemed change in control, which in turn resulted in the automatic termination of the current subadvisory agreement between ACIM and the Equity Index Fund’s subadvisor, Northern Trust Investments, N.A. (“NTI”). A proposed subadvisory agreement must be approved by the shareholders of the Equity Index Fund in order to ensure the continued provision of advisory services to the Equity Index Fund by NTI.

Information Regarding Northern Trust

NTI is a national banking association and an investment advisor registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. NTI is a subsidiary of The Northern Trust Company (“TNTC”).

TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, TNTC administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. TNTC is the principal subsidiary of Northern Trust Corporation (“NTC”), a company that is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.

NTC is a public company headquartered in the United States at 50 South LaSalle Street, Chicago, Illinois 60603 and trades on NASDAQ under the ticker symbol NTRS. As of December 31, 2009, employees, retirees and directors beneficially owned approximately 14.8% of NTC’s common stock.

NTC, through its subsidiaries, has for more than 100 years managed the assets of individuals, institutions and corporations. As of December 31, 2009, NTI and its affiliates had assets under custody of $3.7 trillion and assets under investment management of $627.2 billion.

The address of the NTI directors and principal executive officer is 50 South LaSalle St., Chicago, IL 60603. The following table lists the names and principal occupations of the NTI directors and principal executive officer:

Name	Principal Occupation
Robert Browne	Executive Vice President, Chief Investment Officer and Director of NTI
Jeffrey Cohodes	Executive Vice President, Chief Operating Officer and Director of NTI
Mark Gossett, CFA	Executive Vice President and Director of NTI
Stephen Potter	Chairman, President, Chief Executive Officer and Director of NTI
Alan Robertson	Executive Vice President and Director of NTI
Joyce St. Clair	Director of NTI
Lloyd A. Wennlund
Executive Vice President and Director of NTI. Also serves as President, Northern Trust Securities, Inc., President, Northern Funds and Northern Institutional Funds, and Head of Product Management, Northern Trust Global Investments.

Comparison of the Prior Subadvisory Agreement  and the Proposed Subadvisory Agreement

NTI previously provided investment subadvisory services to the Equity Index Fund pursuant to a subadvisory agreement between ACIM and NTI dated August 1, 2007 (the “Prior NTI Subadvisory Agreement”). If approved by shareholders of the Equity Index Fund, under the proposed subadvisory agreement (the “Proposed NTI Subadvisory Agreement”) NTI will provide the same services to the Equity Index Fund. A form of the Proposed NTI Subadvisory Agreement is provided in Exhibit H. To ensure the continuity of investment advisory services to the Equity Index Fund after the termination of the Prior NTI Subadvisory Agreement, and before shareholder approval of the Proposed NTI Subadvisory Agreement, the Board approved an interim agreement between the Advisor and NTI on behalf of the Equity Index Fund (the “Interim NTI Subadvisory Agreement”) in accordance with Rule 15a-4 of the 1940 Act. See “Basis for the Board’s Approval of the Proposed NTI

Subadvisory Agreement” for a discussion of the factors the Board considered in its approval of the Proposed NTI Subadvisory Agreement. The following paragraphs briefly discuss certain provisions contained in the Proposed NTI Subadvisory Agreement.

Advisory Services

Pursuant to the Prior NTI Subadvisory Agreement and Proposed NTI Subadvisory Agreement, and subject to the supervision of the Advisor, NTI will provide the following services for the Equity Index Fund: (i) make investment decisions for the Equity Index Fund in accordance with its investment objective and policies as stated in its prospectus and statement of additional information and with such written guidelines as ACIM may provide to the subadvisor; (ii) place purchase and sale orders on behalf of the Equity Index Fund; (iii) maintain books and records with respect to the securities transactions of the Equity Index Fund; and (iv) furnish the Board such regular and special reports with respect to the fund as the Board may reasonably request. NTI will also supervise the fund’s investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the fund’s assets.

Expenses

Both the Prior NTI Subadvisory Agreement and the Proposed NTI Subadvisory Agreement provide that the subadvisor will pay its organizational, operational and business expenses but is not obligated to pay any expenses of ACIM or expenses of the Equity Index Fund such as brokerage fees, commissions in connection with the execution of securities transactions, taxes, interest and custodian fees and expenses.

Compensation

The fees to be paid to NTI under the Proposed NTI Subadvisory Agreement are the same as the fees paid under the Prior NTI Subadvisory Agreement. Both agreements provide that NTI receive a fee equal to two basis points (0.02%) on the first $500,000,000 of assets in the fund, and one basis point (0.01%) on all amounts in excess of $500,000,000. The fees are paid by ACIM out of the management fee it receives from the Equity Index Fund. The terms of both agreements provide that ACIM will pay NTI a management fee payable monthly in arrears on the first business day of each month. For the fiscal year ended March 31, 2009, ACIM paid NTI subadvisory fees of $119,454.

Liability of NTI

Under the terms of both the Prior NTI Subadvisory Agreement and the Proposed NTI Subadvisory Agreement, NTI will not be liable to the Equity Index Fund for any loss due solely to a mistake of investment judgment. However, NTI will be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves a willful misfeasance, bad faith or gross negligence, or breach of its duties or obligations, whether such duties are express or implied.

Additional Information about NTI

In addition to serving as the investment subadvisor to the Equity Index Fund, NTI also serves as subadvisor to the following mutual funds having similar investment objectives to the Equity Index Fund:

Fund Name	Assets Under Management	NTI's
	as of December 31, 2009	Rate of Compensation
DWS S&P 500 Index Fund	$2.5 billion	First $2.0 billion, 0.015%; next $2.0 billion, 0.01%; over $4.0 billion, 0.005%
Guidestone Equity Index Fund	$382.9 million	First $100 million, 0.04%; next $250 million, 0.02%; balance, 0.005%
MassMutual Select Indexed Equity Fund	$1.6 billion	First $1 billion, 0.01%; balance, 0.0075%
USAA S&P 500 Index Fund	$2.7 billion	First $1.5 billion, 0.02%; next $1.5 billion, 0.01%; balance, 0.005%
DWS Equity 500 Index VIP	$756.3 million	First $2.0 billion, 0.015%; next $2.0 billion, 0.01%; over $4.0 billion, 0.005%
MML Equity Index Fund	$305.8 million	First $1 billion, 0.1%; over $1 billion, 0.0075%

In connection with providing investment subadvisory services to the funds listed above, NTI has not waived or reduced its fees below the amounts specified in NTI’s investment subadvisory contracts with these parties.

Basis for the Board’s Approval of the Proposed NTI Subadvisory Agreement

At its meeting held on March 29, 2010, the fund’s Board, including the Independent Directors, considered and approved the Proposed NTI Subadvisory Agreement between ACIM and NTI with respect to the Equity Index Fund. In approving the Proposed NTI Subadvisory Agreement, the Board considered the following criteria relevant to NTI:

•	The nature of the investment management services provided to the fund;

•	NTI’s breadth of experience in index fund management;

•	Data comparing the fund’s performance to appropriate benchmarks; and

•	The compliance policies, procedures, and regulatory experience of NTI.

The Board also considered NTI’s positive track record with respect to complying with American Century’s stringent requirements for trading practices and soft dollar arrangements.

Under the subadvisory agreement, the subadvisor is responsible for managing the investment operations and composition of the fund, including the purchase, retention, and disposition of the investments held by the fund. In performing its evaluation, the Board considered information received in connection with the approval of the Proposed NTI Subadvisory Agreement, as well as information provided on an ongoing basis at its regularly scheduled Board and committee meetings. The Board did not consider the profitability of

NTI because the subadvisor is paid from the unified fee of ACIM as a result of arm’s length negotiations.

After considering all information presented, and while no single factor was determinative, the fund’s Board, including the Independent Directors, unanimously approved the Proposed NTI Subadvisory Agreement and determined to recommend that shareholders of the Equity Index Fund approve the Proposed NTI Subadvisory Agreement.

Required Approval for Proposal 3

Proposal 3, the approval of the Proposed NTI Subadvisory Agreement, must be approved in accordance with Section 15(a) of the 1940 Act, which requires the approval of the lesser of (i) more than 50% of the outstanding shares of the fund or (ii) 67% or more of the shares of the fund present or represented by proxy at the Meeting if more than 50% of such shares are present or represented by proxy.

The Board of American Century Capital Portfolios, Inc. Recommends
that the Shareholders of the Equity Index Fund Vote
to Approve the Proposed NTI Subadvisory Agreement.

PROPOSAL 4: APPROVAL OF A SUBADVISORY AGREEMENT
FOR THE INTERNATIONAL VALUE FUND

Overview and Related Information

American Century Global Investment Management, Inc. (“ACGIM”) currently serves as investment advisor to the International Value Fund. As described in Proposal 2, ACGIM’s ultimate parent company, ACC, recently experienced a deemed change in control which in turn resulted in the automatic termination of the current subadvisory agreements between ACGIM and the International Value Fund’s subadvisor, Templeton Investment Counsel, LLC (“Templeton”) and between Templeton and Franklin Templeton Investments (Asia) Limited (“Franklin Asia”). A proposed subadvisory agreement must be approved by the shareholders of the International Value Fund in order to ensure the continued provision of advisory services to the International Value Fund by Templeton and Franklin Asia.

Information Regarding Templeton And Franklin Asia

Templeton is a wholly-owned subsidiary of Templeton Worldwide, Inc. (“TWI”).  Franklin Asia is a wholly-owned subsidiary of Templeton Asset Management Ltd. (“TAM”), which is a wholly-owned subsidiary of Templeton International, Inc. (“TII”).  TII is a wholly-owned subsidiary of TWI, which is a wholly-owned subsidiary of Franklin Resources, Inc. (“FRI”). Templeton, TWI and TII are located at 500 E. Broward Blvd, Suite 2100, Ft. Lauderdale, FL 33394. Franklin Asia is located at 8 Connaught Road Central, Chater House-17th Floor, Hong Kong. TAM is located at 7 Temasek Blvd., Suntec Tower 1, Singapore. FRI is located at One Franklin Parkway, San Mateo, CA 94403.

The address for the principal executive officer of Templeton is 500 E. Broward Blvd, Suite 2100, Fort Lauderdale, FL 33394.  Templeton is a limited liability company, managed by its sole member, TWI.  The following table lists the name and principal occupations of Templeton’s principal executive officer:

Name	Principal Occupation
Donald Francis Reed	Chief Executive Officer of Templeton. Also serves as Director, Chief Executive Officer and President of Franklin Templeton Investments Corp.

The address for the managing director (principal executive officer) and each director of Franklin Asia is 8 Connaught Road Central, Chater House-17th Floor, Hong Kong. The following table lists the names and principal occupations of Franklin Asia’s managing director and other directors:

Name	Principal Occupation
Mark Banks Browning	Managing Director of Franklin Asia and all Asia operations
David Wan Chang	Director of Franklin Asia and Regional Head of Greater China operations
David Wood Hudson	Director of Franklin Asia and Senior Managing Director of Darby Investments’ Asia operations
Allan Hung Lam	Director of Franklin Asia and Portfolio Manager for various emerging markets portfolios
Gregory Eugene McGowan	Director of Franklin Asia and Director, Executive Vice President and General Counsel of TII and TWI
Dr. Joseph Bernard Mark Mobius	Chairman and Director of Franklin Asia and Portfolio Manager, officer and/or director for various advisory affiliates
Jed Andrew Plafker	Director of Franklin Asia and Executive Managing Director, Franklin Templeton International Advisor Services
Wai Kwok Tom Wu	Director of Franklin Asia and Portfolio Manager for various advisory affiliates

Comparison of the Prior Subadvisory Agreements and the Proposed Combined Subadvisory Agreement

Templeton previously provided investment subadvisory services to the International Value Fund pursuant to a subadvisory agreement between ACGIM and Templeton dated March 30, 2006 (the “Prior Templeton Subadvisory Agreement”). In addition, Franklin Asia previously provided investment subadvisory services to the International Value Fund pursuant to a subadvisory agreement between Templeton and Franklin Asia dated  May 23, 2007, which appointed Franklin Asia as an additional advisor to the International Value Fund (“Prior Franklin Asia Subadvisory Agreement”, together with the Prior Templeton Subadvisory Agreement, the “Prior Agreements”).  If approved by shareholders of the International Value Fund, Templeton and Franklin Asia will provide the same services to the International Value Fund pursuant to one combined subadvisory agreement (the “Proposed Combined Subadvisory Agreement”). A form of the Proposed Combined Subadvisory Agreement is provided in Exhibit I. To ensure the continuity of investment subadvisory services to the International Value Fund after the termination of the Prior Agreements, and before shareholder approval of the Proposed Combined Subadvisory Agreement, the fund’s Board approved interim agreements between ACGIM and Templeton and between Templeton and Franklin Asia on behalf of the International Value Fund (the “Interim Subadvisory Agreements”) in accordance with Rule 15a-4 of the 1940 Act. See “Basis for the Board’s Approval of the Proposed Combined Subadvisory Agreement” for a discussion of the factors the Board considered in its approval of the Proposed Combined Subadvisory Agreement. The following paragraphs briefly discuss certain provisions contained in the Proposed Combined Subadvisory Agreement.

Advisory Services

Pursuant to the Prior Agreements, and subject to the supervision of ACGIM, and pursuant to the Proposed Combined Subadvisory Agreement, and subject to the supervision of American Century Investment Management, Inc. (“ACIM”), Templeton and Franklin Asia will provide the following services for the International Value Fund: (i) manage the investments and reinvestments of fund assets; (ii) formulate and implement a continuous investment program consistent with the fund’s investment objective and related investment policies as set forth in the registration statement; and (iii) select brokers and dealers to carry out portfolio securities transactions.

Expenses

The Prior Agreements and the Proposed Combined Subadvisory Agreement provide that Templeton and Franklin Asia will each pay all expenses incurred by it in connection with its activities under the relevant subadvisory agreement.

Compensation

The fees to be paid to Templeton under the Proposed Combined Subadvisory Agreement are the same as the fees paid under the Prior Templeton Subadvisory Agreement. Both agreements provide that Templeton be paid a monthly fee at an annual rate of 0.50% of the first $100 million of the fund’s average daily net assets and 0.40% of average daily net assets over $100 million. For the fiscal years ending November 2009, 2008 and 2007, ACGIM paid Templeton subadvisory fees of $428,561, $335,442, and $342,815, respectively. The fees are paid by the fund’s advisor out of the management fee it receives from the International Value Fund. The terms of both agreements provide that the fund’s advisor will pay Templeton its fee monthly in arrears on the first business day of each month.  ACGIM did not pay Franklin Asia directly for its services under the Prior Franklin Asia Subadvisory Agreement, and ACIM will not pay Franklin Asia directly for its services under the Proposed Combined Subadvisory Agreement.

Liability of Templeton and Franklin Asia

Under the terms of both the Prior Agreements and the Proposed Combined Subadvisory Agreement, Templeton and Franklin Asia will not be liable to the International Value Fund for any error of judgment, mistake of law, or for any loss arising out of any investment. However, Templeton and Franklin

Asia will each be liable for willful misfeasance, bad faith or gross negligence, or reckless disregard for its obligations and duties.

Additional Information about Templeton and Franklin Asia

In addition to serving as the investment subadvisor to the International Value Fund, Templeton and Franklin Asia together also serve as advisor or subadvisor to the following mutual funds having similar investment objectives to the International Value Fund:

Fund Name	Assets Under Management	Templeton’s Rate of Compensation
Templeton Global Opportunities Trust	$900,897,000
0.75% of the value of net assets up to and including $1 billion; 0.73% of the value of net assets over $1 billion up to and including $5 billion; 0.71% the value of net assets over $5 billion up to and including $10 billion; 0.69% of the value of net assets over $10 billion up to and including $15 billion; 0.67% the value of net assets over $15 billion up to and including $200 billion; and 0.65% the value of net assets over $20 billion

Northwestern Mutual Series Fund, Inc. – International Equity Portfolio	$1,208,334,000
annual rate of 0.50% on the first $100 million of the average net assets reduced to 0.35% on the next $50 million, 0.30% on the next $350 million, 0.25% on the next $500 million, 0.20% on the next $500 million and 0.15% in excess of $1.5 billion

In connection with providing investment advisory or subadvisory services to the funds listed above, neither Templeton nor Franklin Asia has waived or reduced its fees below the amounts specified in Templeton or Franklin Asia’s investment subadvisory contracts with these parties.

Basis for the Board’s Approval of the Proposed Combined Subadvisory Agreement

At its meeting held on March 29, 2010, the fund’s Board, including the Independent Directors, considered and approved the Proposed Combined Subadvisory Agreement between ACIM, Templeton and Franklin Asia with respect to the International Value Fund. In approving the Proposed Combined Subadvisory Agreement, the Board considered the following criteria relevant to Templeton and Franklin Asia:

•	The nature of the investment management services provided to the fund;
•	Templeton and Franklin Asia’s breadth of experience in international fund management;
•	Data comparing the fund’s performance to appropriate benchmarks and a peer group of other funds with similar objectives and strategies; and
•	The compliance policies, procedures, and regulatory experience of Templeton and Franklin Asia.

The Board also considered Templeton and Franklin Asia’s positive track record with respect to complying with American Century’s stringent requirements for trading practices and soft dollar arrangements.

Under the Proposed Combined Subadvisory Agreement, Templeton and Franklin Asia are responsible for managing the investment operations and composition of the fund, including the purchase, retention, and disposition of the investments held by the fund. In performing its evaluation, the Board considered information received in connection with the approval of the Proposed Combined Subadvisory Agreement, as well as information provided on an ongoing basis at its regularly scheduled Board and committee meetings. The Board did not consider the profitability of Templeton because Templeton is paid from the unified fee of the fund’s advisor as a result of arm’s length negotiations.

After considering all information presented, and while no single factor was determinative, the fund’s Board, including the Independent Directors, unanimously approved the Proposed Combined Subadvisory Agreement and determined to recommend that shareholders of the International Value Fund approve the Proposed Combined Subadvisory Agreement.

Required Approval for Proposal 4

Proposal 4, the approval of the Proposed Combined Subadvisory Agreement, must be approved in accordance with Section 15(a) of the 1940 Act, which requires the approval of the lesser of (i) more than 50% of the outstanding shares of the fund or (ii) 67% or more of the shares of the fund present or represented by proxy at the Meeting if more than 50% of such shares are present or represented by proxy.

The Board of American Century World Mutual Funds, Inc.
Recommends that the Shareholders of the International Value Fund Vote to Approve the Proposed Combined Subadvisory Agreement.

PROPOSAL 5: APPROVAL OF AMENDMENT TO THE ARTICLES
OF INCORPORATION TO LIMIT CERTAIN DIRECTOR LIABILITY
TO THE EXTENT PERMITTED BY MARYLAND LAW

Overview

Directors of public companies, including American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc. and American Century World Mutual Funds, Inc. (collectively the “Amending Issuers”), may be subject to substantial personal liability for actions taken or omitted by them as directors, as well as significant expense in defending their conduct. Under the law of Maryland, the Amending Issuers’ state of incorporation, corporations are permitted to provide directors with some protection from personal liability. However, there are limits to the protection afforded, as described below. The Issuers described in this Proxy Statement, other than the Amending Issuers, have provisions in their Articles of Incorporation reflecting the protections allowed under Maryland law. This Proposal is intended to achieve consistency among the Articles of Incorporation of all Issuers served by the Boards.

Scope of Maryland Law

Maryland law authorizes a Maryland corporation to include in its Articles of Incorporation a provision that limits the ability of the corporation and its shareholders to recover monetary damages from a director. However, Maryland law does not permit a corporation to limit the liability of a director (i) to the extent that it is proved that the person actually received an improper benefit or profit in money, property or services, or (ii) to the extent that a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding that the person’s action, or failure to act, was the result of active and deliberative dishonesty and was material to the cause of action adjudicated in the proceeding.

Under Maryland law, the directors have the ultimate responsibility for managing the business affairs of a corporation. In discharging this function, the law holds directors to a fiduciary duty of care to the corporation and its shareholders. The duty of care requires the exercise of an informed business judgment. The Maryland law that affords additional protection to directors from personal liability does not change a director’s duty of care, and a breach of such duty would remain a valid basis for an action for an injunction or other equitable relief by or on behalf of a corporation.

In addition to the express limitations of Maryland law with respect to limiting a director’s liability, Section 17(h) of the 1940 Act provides that no provision of the charter instruments of a registered investment company shall “protect or purport to protect any director or officer of the company against liability to the company or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.”

The Staff of the Securities and Exchange Commission has taken the view that, to the extent the provisions of a state’s corporate law or a corporation’s charter instruments are inconsistent with the 1940 Act, the provisions of the 1940 Act are pre-emptive.

Reason for and Text of Amendment

The Board of Directors of each Amending Issuer has determined that the ability of such Issuers to encourage the continued services of its directors and to attract other qualified and experienced individuals will be enhanced by amending the Amending Issuers’ Articles of Incorporation to limit the personal liability of directors to the full extent permitted by Maryland Law.

The Board of Directors of each Amending Issuer has unanimously approved, and recommends to the shareholders for their approval and adoption, an amendment to such Issuers’ respective Articles of Incorporation adding a new Article Tenth as follows:

TENTH: No director of this corporation shall be personally liable for monetary damages to the corporation or any stockholder, except to the extent that such exclusion from liability shall be limited pursuant to Section 5-418 of the Courts and Judicial Proceedings Article of the Annotated Code of Maryland or Section 17 of the Investment Company Act of 1940 (or any successor provisions thereof).

It should be noted that the directors have an interest in, and may benefit from, the proposed Article Tenth. However, the Board of Directors of each Amending Issuer strongly believes that the proposed Article Tenth is in the best interests of such Issuer and its shareholders and recommends a vote for the adoption of the amendment.

As noted above, the Issuers described in this proxy statement other than the Amending Issuers already have the same or a similar provision in their respective Articles of Incorporation and, as a result, their shareholders are not being asked to take action on this proposal.

Required Approval for Proposal 5

Proposal 5, the Amendment of the Articles of Incorporation, must be approved by a majority of all votes cast on the matter. The shareholders of each Amending Issuer, voting together as a single class that includes the votes of the shares of each Fund that is a series of an Amending Issuer, will vote separately for the amendment of that Issuer’s Articles of Incorporation. Approval of the Proposal by the shareholders of an Amending Issuer is not contingent upon approval of the Proposal by the shareholders of another Amending Issuer.

The Boards of the Amending Issuers Recommend that their Shareholders Vote to Approve the Proposed Amendments to the Articles of Incorporation.

OTHER INFORMATION

Meetings of Shareholders

The Funds are not required to hold annual shareholder meetings, unless required to do so in order to elect directors and for such other purposes as may be prescribed by law or the Funds’ Articles of Incorporation. Special meetings of the shareholders may be called by the directors for the purpose of taking action upon any other matter deemed by the directors to be necessary or desirable. A meeting of the shareholders may be held at any place designated by the directors. Written notice of any meeting is required to be given by the directors.

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Boards. Proxies may be solicited by officers of the Funds and the Advisors, their affiliates, employees and agents, as well as a paid proxy solicitation firm. In addition, financial intermediaries may solicit the proxy of the beneficial owners of the shares. It is anticipated that the solicitation of proxies will be primarily by mail, internet, telephone, facsimile or personal interview. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke or otherwise change their voting instructions as shareholders submitting proxies in written form. Telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud. The Advisors or an affiliate thereof may reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to beneficial owners of Fund shares, and may reimburse certain officers or employees that it may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners. The expenses associated with this Proxy Statement are anticipated to include the following: (a) expenses associated with the preparation of this Proxy Statement; (b) the costs of printing and mailing the proxy materials and other materials used in connection with the proxy solicitation; (c) accounting and legal fees incurred in connection with the preparation of this Proxy Statement or in connection with the proxy solicitation; (d) solicitation, tabulation and related processing costs (including the costs of a third party solicitor and tabulation agent); and (e) other related administrative or operational costs. The Advisors and the Funds will each bear 50% of such expenses.

American Century Services, LLC (“ACS”), the transfer agent and administrator of the Funds, has entered into a contract with Broadridge Financial Solutions, Inc. (“Broadridge”) pursuant to which Broadridge will provide certain project management, telephone solicitation, and internet and telephonic voting services in addition to providing for the printing and mailing of the proxy statement. The fees to be paid to Broadridge by ACS under the contract are estimated to be $4.3 million in the aggregate.

Date, Time and Place of the Meeting

The Meeting will be held on June 16, 2010 at the principal executive offices of American Century, 4500 Main Street, Kansas City, Missouri 64111, at 10:30 a.m. Central time. To obtain directions to be able to attend the Meeting and vote in person, please call 1-800-345-2021.

Use and Revocation of Proxies

A shareholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy (i.e., a later-dated and signed proxy), by submitting a notice of revocation to the Secretary of the Funds or by subsequently registering his or her vote by telephone or over the Internet. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder of record present at the Meeting may withdraw his or her proxy and vote in person. All shares represented by properly executed proxies received at or prior to the Meeting, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions on the proxies. If no direction is indicated on a properly executed proxy, such shares will be voted “FOR” approval of the applicable Proposals. It is not anticipated that any matters other than the approval of the Proposals will be brought before the Meeting. If, however, any other business properly is brought before the

Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

Voting Rights and Required Votes

A quorum of shareholders is necessary to hold a valid meeting. Shareholders entitled to vote one-third of the issued and outstanding shares of each Issuer, Fund or class must be present in person or by proxy to constitute a quorum for purposes of voting on proposals relating to that Issuer, Fund or class. Shareholders are entitled to one vote per dollar of net asset value represented by their shares, with fractional dollars voting proportionally. Shareholders of each Issuer vote separately on Proposal 1 (Election of Director). Shareholders of each of the Funds will vote separately on Proposal 2. If a Fund has an Institutional Class, holders of those shares will vote separately on Proposal 2. Additionally, for VP Funds other than VP Income & Growth, holders of Class I shares will vote with holders of Class III shares, if any, but holders of Class II Shares, if any, will vote with holders of Class IV shares, if any. Only shareholders of the Equity Index Fund vote on Proposal 3 (Approval of Proposed Subadvisory Agreement with NTI) and only shareholders of the International Value Fund vote on Proposal 4 (Approval of Proposed Subadvisory Agreement with Templeton and Franklin Asia). Only shareholders of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc. and American Century World Mutual Funds, Inc. vote on Proposal 5 (Approval of Articles of Incorporation Amendment). Approval of Proposal 1 requires the approval of a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists. Approval of Proposals 2, 3 and 4 requires the approval of the lesser of (i) more than 50% of the outstanding shares of the applicable Fund or, if applicable, class or (ii) 67% or more of the shares of that Fund or, if applicable, class present or represented by proxy at the Meeting if more than 50% of such shares are present or represented by proxy. Approval of Proposal 5 requires approval by a majority of all votes cast in the matter. Broker-dealer firms holding shares of any of the Funds in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. Each Issuer, Fund, or class will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders exists. Properly executed proxies that are returned but that are marked “abstain” or with respect to which a broker-dealer has declined to vote on any proposal (“broker non-votes”) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposals. In the event that a quorum is not present or in the event that a quorum is present but sufficient votes in favor of a Proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies as to any Proposal without further notice other than by announcement at the Meeting. Any adjournment of the Meeting for the further solicitation of proxies for a Proposal will require the affirmative vote of a majority of the total number of shares entitled to vote on the Proposal that are present in person or by proxy at the Meeting to be adjourned. However, if the Meeting is adjourned for more than ninety days, then the Funds are required to send a new shareholder meeting notice to shareholders. The persons named as proxies will vote those proxies that they are entitled to vote in their discretion as to any such adjournment.

Outstanding Shares and Significant Shareholders

Only holders of record of shares at the close of business on March 19, 2010 (the “Record Date”) are entitled to vote on the Proposals at the Meeting or any adjournment thereof. Exhibit J sets forth the number of shares issued and outstanding and the number of votes entitled to vote on each Proposal as of the Record Date.

Exhibit K to this Proxy Statement lists those persons who, as of the Record Date, owned of record or beneficially 5% or more of the outstanding shares of any class of shares entitled to vote together on a Proposal.

Other Service Providers

American Century Services, LLC serves as transfer agent and administrator of the American Century Funds. American Century Investment Services, Inc. serves as distributor to the Funds. Both entities are affiliates of the Advisors and are located at 4500 Main Street, Kansas City, Missouri 64111.

WHERE TO FIND ADDITIONAL INFORMATION

The Issuers are subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith file reports and other information with the SEC. Reports, proxy and information statements, and other information filed by the Issuers, on behalf of the Funds, can be obtained by calling or writing the Funds and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1580, 100 F Street, N.E., Washington DC 20549. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC’s website (www.sec.gov).

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

The Issuers are not required, and do not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Corporate Secretary, American Century Funds, P.O. Box 418210, Kansas City, Missouri, 64141-9210, or by e-mail to corporatesecretary@americancentury.com so that they are received within a reasonable time before any such meeting.

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card(s) will vote on such matters according to their best judgment in the interests of the Issuers.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED  PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS  NO POSTAGE IF MAILED IN THE UNITED STATES.

Exhibit A

POLICY AND PROCEDURES FOR DIRECTOR NOMINATIONS

The Governance Committee (“Committee”) is responsible for identifying, evaluating and recommending qualified candidates for election to the Board of Directors of the American Century Kansas City Funds (the “Funds”). The Board of Directors has determined that each member of the Committee is not an “interested person” of the Funds under applicable laws and regulations.

The Committee will consider director candidates submitted by shareholders. Any shareholder wishing to submit a candidate for consideration should send the following information to the Corporate Secretary, American Century Funds, 4500 Main Street, Kansas City, MO 64111-7709:

•	Shareholder’s name, the Fund name and number of Fund shares owned and length of period held;
•	Name, age and address of the candidate;
•
A detailed resume describing among other things the candidate’s educational background, occupation, employment history, financial knowledge and expertise and material outside commitments (e.g., memberships on other boards and committees, charitable foundations, etc.);

•
Any other information relating to the candidate that is required to be disclosed in solicitations of proxies for election of directors in an election contest pursuant to Regulation 14A under the Securities Exchange Act of 1934;

•
A supporting statement which (i) describes the candidate’s reasons for seeking election to the Board of Directors and (ii) documents his/her ability to satisfy the director qualifications described below;

•	A signed statement from the candidate confirming his/her willingness to serve on the Board of Directors.

The Corporate Secretary will promptly forward such materials to the Committee Chair. The Corporate Secretary also will maintain copies of such materials for future reference by the Committee when filling Board positions.

Shareholders may submit potential director candidates at any time pursuant to these procedures. The Committee will consider such candidates if a vacancy arises or if the Board decides to expand its membership, and at such other times as the Committee deems necessary or appropriate.

When assessing potential new directors, the Committee considers individuals from various and diverse backgrounds. While the selection of qualified directors is a complex process that requires consideration of many intangible factors, the Committee believes that candidates should, at a minimum, meet the following criteria:

1

•	Candidates should possess broad training, experience and a successful track record at senior policy-making levels in business, government, education, technology, accounting, law and/or administration.
•	Candidates should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of all shareholders.
•	Candidates should have an inquisitive and objective perspective, strength of character and the mature judgment essential to effective decision-making.
•	Candidates should possess expertise that is useful to the Funds and complementary to the background and experience of other Board members.
•	Committee activities and to enhance their knowledge of the Funds’ operations and industry.

The Committee is willing to consider candidates submitted by a variety of sources (including, without limit, incumbent directors, shareholders, investment advisor management and third party search firms) when reviewing candidates to fill vacancies and/or expand the Board. If a vacancy arises or the Board decides to expand its membership, the Committee asks each independent director to submit a list of potential candidates for consideration. The Committee then evaluates each potential candidate’s educational background, employment history, outside commitments and other relevant factors to determine whether he/she is potentially qualified to serve on the Board. At that time, the Committee also will consider potential nominees submitted by shareholders in accordance with the procedures described above. The Committee seeks to identify and recruit the best available candidates, and it will evaluate qualified shareholder nominees on the same basis as those identified through other sources.

After completing this process, the Committee will determine whether one or more candidates are sufficiently qualified to warrant further investigation. If the process yields more than one desirable candidate, the Committee will rank them by order of preference, depending on their respective qualifications and the Funds’ needs and determine which of the qualified candidates should be interviewed. The Committee Chair, or another director designated by the Committee Chair, will then contact such candidates to evaluate their potential interest and to set up interviews with the full Committee. All such interviews will be held in person or by conference telephone call, and will include only the candidate and the Committee members. Based upon interview results and appropriate background checks, the Committee will then decide whether it will recommend a candidate’s nomination to the full Board.

The Committee believes this process has consistently produced highly qualified, independent Board members to date. However, the Committee reserves the right to amend or modify this policy and the process, formally or informally, at any time in its sole discretion.

2

Exhibit B

CHARTER OF THE GOVERNANCE COMMITTEE
OF THE BOARD OF DIRECTORS

Organization

•
The Committee shall consist of at least three independent directors, including a chair and such other independent directors as the Board shall appoint. An “independent director” is a director who meets the definition of “independence” as set forth under applicable laws and regulations, and who is otherwise independent as determined by the Board.

Statement of Purpose

•
The purpose of the Committee shall be to identify individuals qualified to become members of the Board; recommend to the Board such qualified individuals to be elected to the Board to fill any vacancies; to review and assess the adequacy of the Board's ongoing adherence to industry corporate governance best practices and make recommendations as to any appropriate changes; and handle other matters as the Board or the Committee chair deems appropriate.

Duties and Powers

•	The Committee shall develop criteria to identify and evaluate prospective candidates for the Board.
•	The Committee shall recommend to the Board potential nominees to the Board, and the re-nomination of incumbent directors as appropriate.
•	The Committee shall nominate the Chair of the Board, the Vice Chair, and all other officers.
•	The Committee shall recommend to the Board the annual compensation of the members of the Board.
•
The Committee shall oversee an evaluation by members of the Board of the service of members of the Board, including a self-evaluation by each member of the Board of his or her service on the Board and evaluation of Board/Management effectiveness.

•
The committee shall periodically evaluate the governance practices of the Board and its committees, and review and assess the adequacy of the Board’s adherence to industry corporate governance best practices.

•	The Committee shall recommend to the Board the membership composition of Board committees, including the Chair and members of each committee.
•	The Committee shall have the authority to retain such outside counsel, experts, and other advisors as it determines appropriate to assist it in the full performance of its functions.
•
The Committee shall meet as often as it may be deemed necessary or appropriate in its judgment, either in person or telephonically, and at such times and places as the Committee shall determine; provided, however, that the Committee shall meet no less than two times per year in the discharge of its duties. The Committee shall meet in executive session, without management present, at least once per year. The Committee shall make regular reports to the Board on its activities.

•	The Committee shall recommend policies for Board approval and review them periodically.

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Exhibit C

Share Ownership of Directors
	Fund Name (Dollar Range of Equity Securities in the Fund)*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Director in Family of Investment Companies

Interested Director
Jonathan S. Thomas(1)
American Century Asset Allocation Portfolios, Inc.
  LIVESTRONG 2025 (more than $100,000)
  LIVESTRONG 2035 ($10,001-$50,000)
  LIVESTRONG 2045 ($10,001-$50,000)
American Century Capital Portfolios, Inc.
  Large Company Value (more than $100,000)
  Real Estate ($10,001-$50,000)
American Century Mutual Funds, Inc.
  Capital Growth ($10,001-$50,000)
  Focused Growth ($1-$10,000)
  Fundamental Equity ($1-$10,000)
  Growth ($50,001-$100,000)
  Heritage ($1-$10,000)
  Select ($1-$10,000)
  Small Cap Growth (more than $100,000)
  Veedot ($1-$10,000)
  Vista ($1-$10,000)
American Century World Mutual Funds, Inc.
  Emerging Markets (more than $100,000)
  Global Growth (more than $100,000)
  International Discovery ($10,001-$50,000)
  International Growth ($10,001-$50,000)
  International Stock ($1-$10,000)
More than $100,000

Independent Directors
Thomas A. Brown(1)
American Century Capital Portfolios, Inc.
  Equity Income ($1-$10,000)
  Mid Cap Value ($1-$10,000)
  Small Cap Value ($1-$10,000)
  Value ($10,001-$50,000)
American Century Mutual Funds, Inc.
  Capital Value ($1-$10,000)
  Focused Growth ($1-$10,000)
  Growth ($1-$10,000)
  Heritage ($1-$10,000)
American Century World Mutual Funds, Inc.
  Emerging Markets ($10,001-$50,000)
  Global Growth ($10,001-$50,000)
  International Discovery ($10,001-$50,000)
  International Growth ($10,001-$50,000)
  International Stock ($1-$10,000)
American Century Strategic Asset Allocations, Inc.
  Strategic Allocation: Aggressive ($10,001-
  $50,000)
  Strategic Allocation: Conservative (more than
  $100,000)
More than $100,000

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	Fund Name (Dollar Range of Equity Securities in the Fund)*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Director in Family of Investment Companies

American Century Asset Allocation Portfolios, Inc.
  One Choice Portfolio: Aggressive ($10,001-
  $50,000)
American Century Growth Funds, Inc.
  Legacy Focused Large Cap ($1-$10,000)
  Legacy Large Cap ($1-$10,000)
  Legacy Multi Cap ($1-$10,000)

Andrea C. Hall(1)
American Century Capital Portfolios, Inc.
  Equity Income (more than $100,000)
  Real Estate ($10,001-$50,000)
  Value ($10,001-$50,000)
American Century Mutual Funds, Inc.
  Balanced ($10,001-$50,000)
  Growth ($10,001-$50,000)
  Small Cap Growth ($10,001-$50,000)
  Ultra ($10,001-$50,000)
  Vista (more than $100,000)
American Century World Mutual Funds, Inc.
  Emerging Markets ($10,001-$50,000)
  International Discovery ($50,001-$100,000)
  International Growth ($50,001-$100,000)
More than $100,000
James A. Olson
American Century Mutual Funds, Inc.
  Select ($50,001-$100,000)
American Century Capital Portfolios, Inc.
  Mid Cap Value (more than $100,000)
American Century Strategic Asset Allocations, Inc.
  Strategic Allocation: Moderate ($50,001-$100,000)
American Century World Mutual Funds, Inc.
  Emerging Markets ($50,001-$100,000)
More than $100,000
Donald H. Pratt(1)
American Century Capital Portfolios, Inc.
  Real Estate ($10,001-$50,000)
  Small Cap Value ($50,001-$100,000)
  Value ($50,001-$100,000)
American Century Mutual Funds, Inc.
  Growth ($10,001-$50,000)
  Heritage ($50,001-$100,000)
  Small Cap Growth ($10,001-$50,000)
  Ultra ($10,001-$50,000)
American Century World Mutual Funds, Inc.
  Emerging Markets ($50,001-$100,000)
  International Discovery ($10,001-$50,000)
More than $100,000
Gale E. Sayers(1)	None	None
M. Jeannine Strandjord(1)	American Century Capital Portfolios, Inc. Equity Income ($50,001-$100,000) Large Company Value ($1-$10,000) Value (more than $100,000) American Century Mutual Funds, Inc. Ultra ($50,001-$100,000)	More than $100,000

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	Fund Name (Dollar Range of Equity Securities in the Fund)*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Director in Family of Investment Companies
American Century World Mutual Funds, Inc. Emerging Markets ($50,001-100,000) Global Growth ($50,001-$100,000) International Discovery (more than $100,000)
John R. Whitten(1)
American Century Capital Portfolios, Inc.
  Small Cap Value ($1-$10,000)
American Century Asset Allocation Portfolios, Inc.
  LIVESTRONG 2015 (more than $100,000)
American Century Mutual Funds, Inc.
  Heritage ($50,001-$100,000)
  Veedot ($50,001-$100,000)
American Century World Mutual Funds, Inc.
  International Discovery ($50,001-$100,000)
More than $100,000

*Note – Funds not listed are funds in which no securities are owned by the Directors.
[1]	This director owns shares of one or more registered investment companies in the American Century Investment family of funds that are not overseen by this board.

3

Exhibit D

FORM OF PROPOSED MANAGEMENT AGREEMENT

THIS MANAGEMENT AGREEMENT (“Agreement”) is effective as of the 16th day of June, 2010, by and between [ISSUER], a Maryland corporation (hereinafter called the “Company”), and AMERICAN CENTURY INVESTMENT MANAGEMENT, INC., a Delaware corporation (hereinafter called the “Investment Manager”).

WHEREAS, a majority of those members of the Board of Directors of the Company (collectively, the “Board of Directors”, and each individually a “Director”) who are not “interested persons” as defined in the Investment Company Act of 1940 (the “Investment Company Act”) (hereinafter referred to as the “Independent Directors”), has approved this Agreement as it relates to each series of shares of the Company set forth on Schedule A attached hereto (the “Funds”).

NOW, THEREFORE, IN CONSIDERATION of the mutual promises and agreements herein contained, the parties agree as follows:

1.
Investment Management Services. The Investment Manager shall supervise the investments of each class of each Fund. In such capacity, the Investment Manager shall either directly, or through the utilization of others as contemplated by Section 7 below, maintain a continuous investment program for each Fund, determine what securities shall be purchased or sold by each Fund, secure and evaluate such information as it deems proper and take whatever action is necessary or convenient to perform its functions, including the placing of purchase and sale orders. In performing its duties hereunder, the Investment Manager will manage the portfolio of all classes of shares of a particular Fund as a single portfolio.

2.	Compliance with Laws. All functions undertaken by the Investment Manager hereunder shall at all times conform to, and be in accordance with, any requirements imposed by:
(a)	the Investment Company Act and any rules and regulations promulgated thereunder;
(b)	any other applicable provisions of law;
(c)	the Articles of Incorporation of the Company as amended from time to time;
(d)	the Bylaws of the Company as amended from time to time;
(e)	the Multiple Class Plan of the Company as amended from time to time; and
(f)	the registration statement(s) of the Company, as amended from time to time, filed under the Securities Act of 1933 and the Investment Company Act.

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3.
Board Supervision. All of the functions undertaken by the Investment Manager hereunder shall at all times be subject to the direction of the Board of Directors, its executive committee, or any committee or officers of the Company acting under the authority of the Board of Directors.

4.
Payment of Expenses. The Investment Manager will pay all of the expenses of each class of each Fund, other than interest, taxes, brokerage commissions, extraordinary expenses, the fees and expenses of the Independent Directors (including counsel fees), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. The Investment Manager will provide the Company with all physical facilities and personnel required to carry on the business of each class of each Fund that it shall manage, including but not limited to office space, office furniture, fixtures and equipment, office supplies, computer hardware and software and salaried and hourly paid personnel. The Investment Manager may at its expense employ others to provide all or any part of such facilities and personnel.

5.
Account Fees. The Company, by resolution of the Board of Directors, including a majority of the Independent Directors, may from time to time authorize the imposition of a fee as a direct charge against shareholder accounts of any class of one or more of the Funds, such fee to be retained by the Company or to be paid to the Investment Manager to defray expenses which would otherwise be paid by the Investment Manager in accordance with the provisions of paragraph 4 of this Agreement. At least sixty days prior written notice of the intent to impose such fee must be given to the shareholders of the affected Fund or Fund class.

6.	Management Fees.
(a)
In consideration of the services provided by the Investment Manager, each class of each Fund shall pay to the Investment Manager a management fee that is calculated as described in this Section 6 using the fee schedules set forth on Schedule A.

(b)	Definitions
(1)	An “Investment Team” is the Portfolio Managers that the Investment Manager has designated to manage a given portfolio.
(2)	An “Investment Strategy” is the processes and policies implemented by the Investment Manager for pursuing a particular investment objective managed by an Investment Team.
(3)
A “Primary Strategy Portfolio” is each Fund, as well as any other series of any other registered investment company for which the Investment Manager, or an affiliated investment advisor, serves as the investment manager and for which American Century Investment Services, Inc. serves as the distributor.

(4)	A “Secondary Strategy Portfolio” of a Fund is another account managed by the Investment Manager that is managed by the same Investment Team but is not a Primary Strategy Portfolio.

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(5)
The “Secondary Strategy Share Ratio” of a Fund is calculated by dividing the net assets of the Fund by the sum of the net assets of the Primary Strategy Portfolios that share a common Investment Strategy.

(6)	The “Secondary Strategy Assets” of a Fund is the sum of the net assets of the Fund’s Secondary Strategy Portfolios multiplied by the Fund’s Secondary Strategy Share Ratio.
(7)	The “Investment Strategy Assets” of a Fund is the sum of the net assets of the Fund and the Fund’s Secondary Strategy Assets.
(8)	The “Per Annum Fee Dollar Amount” is the dollar amount resulting from applying the applicable Fee Schedule for a class of a Fund using the Investment Strategy Assets.
(9)	The “Per Annum Fee Rate” for a class of a Fund is the percentage rate that results from dividing the Per Annum Fee Dollar Amount for the class of a Fund by the Investment Strategy Assets of the Fund.
(c)
Daily Management Fee Calculation. For each calendar day, each class of each Fund shall accrue a fee calculated by multiplying the Per Annum Fee Rate for that class by the net assets of the class on that day, and further dividing that product by 365 (366 in leap years).

(d)
Monthly Management Fee Payment. On the first business day of each month, each class of each Fund shall pay the management fee to the Investment Manager for the previous month. The fee for the previous month shall be the sum of the Daily Management Fee Calculations for each calendar day in the previous month.

(e)
Additional Series or Classes. In the event that the Board of Directors shall determine to issue any additional series or classes of shares for which it is proposed that the Investment Manager serve as investment manager, the Company and the Investment Manager may enter into an Addendum to this Agreement setting forth the name of the series and/or classes, the fee schedule for each and such other terms and conditions as are applicable to the management of such series and/or classes, or, in the alternative, enter into a separate management agreement that relates specifically to such series and/or classes of shares.

7.
Subcontracts. In rendering the services to be provided pursuant to this Agreement, the Investment Manager may, from time to time, engage or associate itself with such persons or entities as it determines is necessary or convenient in its sole discretion and may contract with such persons or entities to obtain information, investment advisory and management services, or such other services as the Investment Manager deems appropriate. Any fees, compensation or expenses to be paid to any such person or entity shall be paid by the Investment Manager, and no obligation to such person or entity shall be incurred on behalf of the Company. Any arrangement entered into pursuant to this paragraph shall, to the extent required by law, be subject to the approval of the Board of Directors,

3

including a majority of the Independent Directors, and the shareholders of the Company.
8.
Continuation of Agreement. This Agreement shall become effective for each Fund as of the date first set forth above (the “Effective Date”) and shall continue in effect for each Fund for a period of two years from the Effective Date, unless sooner terminated as hereinafter provided, and shall continue in effect from year to year thereafter for each Fund only as long as such continuance is specifically approved at least annually (i) by either the Board of Directors or by the vote of a majority of the outstanding voting securities of such Fund, and (ii) by the vote of a majority of the Directors who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than 90 days prior to the date on which it would otherwise terminate in each applicable year, notwithstanding the fact that more than 365 days may have elapsed since the date on which such approval was last given.

9.
Termination. This Agreement may be terminated, with respect to any Fund, by the Investment Manager at any time without penalty upon giving the Company 60 days’ written notice, and may be terminated, with respect to any Fund, at any time without penalty by the Board of Directors or by vote of a majority of the outstanding voting securities of each class of such Fund on 60 days’ written notice to the Investment Manager.

10.
Effect of Assignment. This Agreement shall automatically terminate with respect to any Fund in the event of its assignment by the Investment Manager. The term “assignment” for this purpose has the meaning  defined in Section 2(a)(4) of the Investment Company Act.

11.
Other Activities. Nothing herein shall be deemed to limit or restrict the right of the Investment Manager, or the right of any of its officers, directors or employees (who may also be a Director, officer or employee of the Company), to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

12.
Standard of Care. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder on the part of the Investment Manager, it, as an inducement to it to enter into this Agreement, shall not be subject to liability to the Company or to any shareholder of the Company for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

13.
Separate Agreement. The parties hereto acknowledge that certain provisions of the Investment Company Act, in effect, treat each series of shares of an investment company as a separate investment company. Accordingly, the parties hereto hereby acknowledge and agree that, to the

4

extent deemed appropriate and consistent with the Investment Company Act, this Agreement shall be deemed to constitute a separate agreement between the Investment Manager and each Fund.
14.
Use of the Name “American Century”. The name “American Century” and all rights to the use of the name “American Century” are the exclusive property of American Century Proprietary Holdings, Inc. (“ACPH”). ACPH has consented to, and granted a non-exclusive license for, the use by the Company of the name “American Century” in the name of the Company and any Fund. Such consent and non-exclusive license may be revoked by ACPH in its discretion if ACPH, the Investment Manager, or a subsidiary or affiliate of either of them is not employed as the investment adviser of each Fund. In the event of such revocation, the Company and each Fund using the name “American Century” shall cease using the name “American Century” unless otherwise consented to by ACPH or any successor to its interest in such name.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective duly authorized officers to be effective as of the day and year first above written.

American Century Investment Management, Inc.	[ISSUER]

David H. Reinmiller	Charles A. Etherington

Vice President	Senior Vice President

5

EXHIBIT E

Dates of Prior Management Agreements

Fund	Interim Management Agreement Date	Date Prior Management Agreement Last Submitted to Shareholders	Purpose of Last Submission to Shareholders
Equity Income (Advisor Class)	02/16/2010	06/27/2007	Approval of fee structure change
Equity Income (All other classes)	02/16/2010	07/30/1997	Consolidation of Management Agreements by Issuer
Equity Index	02/16/2010	02/25/1999	Consent of Sole Shareholder
Large Company Value (Advisor Class)	02/16/2010	06/27/2007	Approval of fee structure change
Large Company Value (All other classes)	02/16/2010	07/28/1999	Consent of Sole Shareholder
Mid Cap Value (Advisor Class)	02/16/2010	06/27/2007	Approval of fee structure change
Mid Cap Value (All other classes)	02/16/2010	07/30/2004	Consent of Sole Shareholder
Real Estate (Advisor Class)	02/16/2010	06/27/2007	Approval of fee structure change
Real Estate (All other classes)	02/16/2010	12/17/1999	Approval of fee change
NT Large Company Value	02/16/2010	05/15/2006	Consent of Sole Shareholder
NT Mid Cap Value	02/16/2010	05/15/2006	Consent of Sole Shareholder
Small Cap Value (Advisor Class)	02/16/2010	06/27/2007	Approval of fee structure change
Small Cap Value (All other classes)	02/16/2010	07/30/1998	Consent of Sole Shareholder
Value (Advisor Class)	02/16/2010	06/27/2007	Approval of fee structure change
Value (All other classes)	02/16/2010	07/30/1997	Consolidation of Management Agreements by Issuer
Legacy Large Cap (Advisor Class)	02/16/2010	06/27/2007	Approval of fee structure change
Legacy Large Cap (All other classes)	02/16/2010	05/31/2006	Consent of Sole Shareholder
Legacy Focused Large Cap (Advisor Class)	02/16/2010	06/27/2007	Approval of fee structure change
Legacy Focused Large Cap (All other classes)	02/16/2010	05/31/2006	Consent of Sole Shareholder
Legacy Multi Cap (Advisor Class)	02/16/2010	06/27/2007	Approval of fee structure change
Legacy Multi Cap (All other classes)	02/16/2010	05/31/2006	Consent of Sole Shareholder
Balanced (Advisor Class)	02/16/2010	06/27/2007	Approval of fee structure change
Balanced (All other classes)	02/16/2010	07/30/1997	Consolidation of Management Agreements by Issuer
Capital Growth	02/16/2010	02/26/2004	Consent of Sole Shareholder
Capital Value (Advisor Class)	02/16/2010	06/27/2007	Approval of fee structure change
Capital Value (All other classes)	02/16/2010	03/30/1999	Consent of Sole Shareholder

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Focused Growth	02/16/2010	09/28/2007	Consent of Sole Shareholder
Fundamental Equity	02/16/2010	11/30/2004	Consent of Sole Shareholder
Giftrust	02/16/2010	07/30/1997	Consolidation of Management Agreements by Issuer
Growth (Advisor Class)	02/16/2010	06/27/2007	Approval of fee structure change
Growth (All other classes)	02/16/2010	07/30/1997	Consolidation of Management Agreements by Issuer
Heritage (Advisor Class)	02/16/2010	06/27/2007	Approval of fee structure change
Heritage (All other classes)	02/16/2010	07/30/1997	Consolidation of Management Agreements by Issuer
New Opportunities	02/16/2010
NT Growth	02/16/2010	05/15/2006	Consent of Sole Shareholder
NT Vista	02/16/2010	05/15/2006	Consent of Sole Shareholder
Select (Advisor Class)	02/16/2010	06/27/2007	Approval of fee structure change
Select (All other classes)	02/16/2010	07/30/1997	Consolidation of Management Agreements by Issuer
Small Cap Growth	02/16/2010	05/31/2001	Consent of Sole Shareholder
Ultra (Advisor Class)	02/16/2010	06/27/2007	Approval of fee structure change
Ultra (All other classes)	02/16/2010	07/30/1997	Consolidation of Management Agreements by Issuer
Veedot	02/16/2010	11/26/1999	Consent of Sole Shareholder
Vista (Advisor Class)	02/16/2010	06/27/2007	Approval of fee structure change
Vista (All other classes)	02/16/2010	07/30/1997	Consolidation of Management Agreements by Issuer
Strategic Allocation: Conservative (Advisor Class)	02/16/2010	06/27/2007	Approval of fee structure change
Strategic Allocation: Conservative (All other classes)	02/16/2010	07/30/1997	Consolidation of Management Agreements by Issuer
Strategic Allocation: Moderate (Advisor Class)	02/16/2010	06/27/2007	Approval of fee structure change
Strategic Allocation: Moderate (All other classes)	02/16/2010	07/30/1997	Consolidation of Management Agreements by Issuer
Strategic Allocation: Aggressive (Advisor Class)	02/16/2010	06/27/2007	Approval of fee structure change
Strategic Allocation: Aggressive (All other classes)	02/16/2010	07/30/1997	Consolidation of Management Agreements by Issuer
Emerging Markets (Advisor Class)	02/16/2010	06/27/2007	Approval of fee structure change
Emerging Markets (All other classes)	02/16/2010	07/30/1997	Consolidation of Management Agreements by Issuer
Global Growth (Advisor Class)	02/16/2010	06/27/2007	Approval of fee structure change
Global Growth (All other classes)	02/16/2010	11/30/1998	Consent of Sole Shareholder
International Discovery (Advisor Class)	02/16/2010	06/27/2007	Approval of fee structure change

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International Discovery (All other classes)	02/16/2010	07/30/1997	Approval of fee change
International Growth (Advisor Class)	02/16/2010	06/27/2007	Approval of fee structure change
International Growth (All other classes)	02/16/2010	07/30/1997	Approval of fee change
International Opportunities	02/16/2010	05/31/2001	Consent of Sole Shareholder
International Stock	02/16/2010	03/31/2005	Consent of Sole Shareholder
International Value	02/16/2010	03/10/2006	Consent of Sole Shareholder
NT Emerging Markets	02/16/2010	05/15/2006	Consent of Sole Shareholder
NT International Growth	02/16/2010	05/15/2006	Consent of Sole Shareholder
VP Balanced	02/16/2010	11/16/1998	Approval of Management Agreement
VP Capital Appreciation	02/16/2010	11/16/1998	Approval of Management Agreement
VP Income & Growth	02/16/2010	11/16/1998	Approval of Management Agreement
VP International	02/16/2010	11/16/1998	Approval of Management Agreement
VP Large Company Value	02/16/2010	03/03/2006	Approval of Management Agreement
VP Mid Cap Value	02/16/2010	11/16/1998	Approval of Management Agreement
VP Ultra	02/16/2010	04/27/2001	Consent of Sole Shareholder
VP Value	02/16/2010	11/16/1998	Approval of Management Agreement
VP Vista	02/16/2010	04/27/2001	Consent of Sole Shareholder

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EXHIBIT F

Contractual Advisory Fee Rate Paid to the Advisor under the Prior Management Agreements and Payable to the Advisor under the Proposed Management Agreements

The Advisor receives a unified management fee (the “Management Fee”) based on a percentage of the daily net assets of each class of shares of a Fund. The Management Fee for a class is determined daily in a multi-step process. The calculation of the fee involves the following steps:

Calculation of Per Annum Fee Rate:  First, the Strategy Assets for each Fund are determined by adding the assets of each Fund to the assets, if any, of certain other accounts managed by the Advisor that have very similar investment objectives and the same management team as each Fund (the “Strategy Assets”).  Next, the Per Annum Fee Rate is calculated by applying each Fund’s Fee Schedule (shown below) to the Strategy Assets (such calculation will apply the asset break point levels shown in the Fee Schedule) and dividing the result by the Strategy Assets. This results in a Per Annum Fee Rate, expressed in basis points, for each Fund.

Calculation of Total Management Fee:  The Management Fee for each class of a Fund is calculated by multiplying the Per Annum Fee Rate times the net assets of that class on that day, and dividing that product by 365 (366 in leap years).

Applicable only to LIVESTRONG and One Choice Funds: Unlike the other funds, those issued by American Century Asset Allocation Portfolios, Inc. invest only in shares of other American Century funds. Because a unified management fee is charged at the underlying fund level, the LIVESTRONG and One Choice Funds are not charged a separate unified management fee. However, as the LIVESTRONG Funds invest in the Institutional Class of the underlying funds, all classes of the LIVESTRONG Funds except Institutional Class are charged an Administrative Fee, which covers the administrative services provided or caused to be provided by the Advisor to those classes. The Administrative Fee is calculated in the same way as the Total Management Fee is calculated for all other funds, as described above. The amount of the Administrative Fee is shown in the chart below.

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Fee Schedules

Series	Investment Strategy Assets	All classes except Institutional	Institutional
AMERICAN CENTURY ASSET ALLOCATION PORTFOLIOS, INC.
All LIVESTRONG Portfolios	All Assets	0.20%	0.00%
All One Choice Portfolios	All Assets	0.00%	N/A
AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
Value	First $2.5 billion	1.000%	0.800%
	Next $2.5 billion	0.950%	0.750%
	Next $2.5 billion	0.900%	0.700%
	Over $7.5 billion	0.850%	0.650%
Small Cap Value	First $2.5 billion	1.250%	1.050%
	Over $2.5 billion	1.000%	0.800%
Mid Cap Value, NT Mid Cap Value	All Assets	1.000%	0.800%
Large Company Value,	First $1.0 billion	0.900%	0.700%
NT Large Company Value	Next $4.0 billion	0.800%	0.600%
	Over $5.0 billion	0.700%	0.500%
Equity Income	First $2.5 billion	1.000%	0.800%
	Next $2.5 billion	0.950%	0.750%
	Next $5.0 billion	0.900%	0.700%
	Next $5.0 billion	0.850%	0.650%
	Over $15.0 billion	0.800%	0.600%
Equity Index	First $500 million	0.490%	0.290%
	Next $500 million	0.390%	0.190%
	Next $500 million	0.380%	0.180%
	Next $500 million	0.370%	0.170%
	Next $500 million	0.360%	0.160%
	Over $2.5 billion	0.350%	0.150%
Real Estate	First $100 million	1.200%	1.000%
	Next $900 million	1.150%	0.950%
	Next $1 billion	1.100%	0.900%
	Over $2 billion	1.050%	0.850%
AMERICAN CENTURY GROWTH FUNDS, INC.
Legacy Large Cap, Legacy Focused	First $500 million	1.100%	0.900%
Large Cap	Next $500 million	1.050%	0.850%
	Next $4 billion	1.000%	0.800%
	Next $5 billion	0.990%	0.790%
	Next $5 billion	0.980%	0.780%
	Next $5 billion	0.970%	0.770%
	Next $5 billion	0.950%	0.750%
	Next $5 billion	0.900%	0.700%
	Over $30 billion	0.800%	0.600%
Legacy Multi Cap	First $500 million	1.150%	0.950%
	Next $500 million	1.100%	0.900%
	Next $4 billion	1.050%	0.850%
	Next $5 billion	1.040%	0.840%
	Next $5 billion	1.030%	0.830%
	Next $5 billion	1.020%	0.820%
	Next $5 billion	1.000%	0.800%
	Next $5 billion	0.950%	0.750%

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Series	Investment Strategy Assets	All classes except Institutional	Institutional
	Over $30 billion	0.850%	0.650%
AMERICAN CENTURY MUTUAL FUNDS, INC.
Ultra, Growth, Select, Capital Growth,	First $2.5 billion	1.000%	0.800%
Fundamental Equity, Focused Growth, NT	Next $2.5 billion	0.995%	0.795%
Growth	Next $2.5 billion	0.980%	0.780%
	Next $2.5 billion	0.970%	0.770%
	Next $2.5 billion	0.960%	0.760%
	Next $2.5 billion	0.950%	0.750%
	Next $2.5 billion	0.940%	0.740%
	Next $2.5 billion	0.930%	0.730%
	Next $2.5 billion	0.920%	0.720%
	Next $2.5 billion	0.910%	0.710%
	Next $5 billion	0.900%	0.700%
	Over $30 billion	0.800%	0.600%
Vista, NT Vista	All Assets	1.000%	0.800%
Heritage	All Assets	1.000%	0.800%
Giftrust	All Assets	1.000%	N/A
New Opportunities, Small Cap Growth	First $250 million	1.500%	1.300%
	Next $250 million	1.250%	1.050%
	Next $250 million	1.150%	0.95%
	Over $750 million	1.100%	0.900%
Veedot	First $500 million	1.250%	1.050%
	Next $500 million	1.100%	0.900%
	Over $1 billion	1.000%	0.800%
Balanced	First $1 billion	0.900%	0.700%
	Over $1billion	0.800%	0.600%
Capital Value	First $500 million	1.100%	0.900%
	Next $500 million	1.000%	0.800%
	Over $1 billion	0.900%	0.700%
AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
Strategic Allocation: Conservative	First $500 million	1.000%	0.800%
	Next $500 million	0.950%	0.750%
	Next $2 billion	0.900%	0.700%
	Next $2 billion	0.850%	0.650%
	Over $5 billion	0.800%	0.600%
Strategic Allocation: Moderate	First $1 billion	1.100%	0.900%
	Next $2 billion	1.000%	0.800%
	Next $2 billion	0.950%	0.750%
	Over $5 billion	0.900%	0.700%
Strategic Allocation: Aggressive	First $1 billion	1.200%	1.000%
	Next $2 billion	1.100%	0.900%
	Next $2 billion	1.050%	0.850%
	Over $5 billion	1.000%	0.800%
AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
Int’l Growth, Int’l Stock, NT Int’l Growth	First $1 billion	1.500%	1.300%
	Next $1 billion	1.200%	1.000%
	Over $2 billion	1.100%	0.900%
Int’l Discovery	First $500 million	1.750%	1.550%
	Next $500 million	1.400%	1.200%

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Series	Investment Strategy Assets	All classes except Institutional	Institutional
	Over $1 billion	1.200%	1.000%
Int’l Opportunities	First $250 million	2.000%	1.800%
	Next $250 million	1.800%	1.600%
	Over $500 million	1.600%	1.400%
Emerging Markets, NT Emerging Markets	First $250 million	1.850%	1.650%
	Next $250 million	1.750%	1.550%
	Next $500 million	1.500%	1.300%
	Over $1 billion	1.250%	1.050%
Global Growth	First $1 billion	1.300%	1.100%
	Next $1 billion	1.150%	0.950%
	Over $2 billion	1.050%	0.850%
Int’l Value	First $1 billion	1.300%	1.100%
	Next $1 billion	1.200%	1.000%
	Over $2 billion	1.100%	0.900%

	Investment	Fee Schedule by Class
Series	Strategy Assets	I	II	III	IV
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
VP Ultra, VP Capital	First $500 million	1.000%	0.900%	1.000%	N/A
Appreciation, VP Value	Next $500 million	0.950%	0.850%	0.950%	N/A
	Over $1 billion	0.900%	0.800%	0.900%	N/A
VP Vista,	All Assets	1.000%	0.900%	N/A	N/A
VP Mid Cap Value	First $250 million	0.900%	N/A	N/A	N/A
VP Balanced	Next $250 million	0.850%	N/A	N/A	N/A
	Over $500 million	0.800%	N/A	N/A	N/A
VP Large Company	First $1 billion	0.900%	0.800%	N/A	N/A
Value	Next $4 billion	0.800%	0.700%	N/A	N/A
	Over $5 billion	0.700%	0.600%	N/A	N/A
VP Income & Growth	First $5 billion	0.700%	0.700%	0.700%	N/A
	Over $5 billion	0.650%	0.650%	0.650%	N/A
VP International	First $250 million	1.500%	1.400%	1.500%	1.400%
	Next $250 million	1.200%	1.100%	1.200%	1.100%
	Next $500 million	1.100%	1.000%	1.100%	1.000%
	Over $1 billion	1.000%	0.900%	1.000%	0.900%

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Exhibit G

Fees Paid by the Funds to the Advisor

American Century Asset Allocation Portfolios, Inc.
Fund	FYE 7/31/2009
LIVESTRONG Income Portfolio	$172,808
LIVESTRONG 2015 Portfolio	$424,742
LIVESTRONG 2020 Portfolio	$103,021
LIVESTRONG 2025 Portfolio	$560,376
LIVESTRONG 2030 Portfolio	$79,095
LIVESTRONG 2035 Portfolio	$317,368
LIVESTRONG 2040 Portfolio	$27,124
LIVESTRONG 2045 Portfolio	$163,442
LIVESTRONG 2050 Portfolio	$3,628
One Choice Portfolio: Very Conservative	None
One Choice Portfolio: Conservative	None
One Choice Portfolio: Moderate	None
One Choice Portfolio: Aggressive	None
One Choice Portfolio: Very Aggressive	None

American Century Capital Portfolios, Inc.
Fund	FYE 3/31/2009
Equity Income	$44,742,105
Equity Index	$1,929,984
Large Company Value	$13,285,756
Mid Cap Value	$2,833,605
NT Large Company Value	$697,270
NT Mid Cap Value	$404,155
Real Estate	$11,643,520
Small Cap Value	$14,154,441
Value	$16,483,258

American Century Growth Funds, Inc.
Fund	FYE 7/31/2009
Legacy Focused Large Cap	$214,068
Legacy Large Cap	$108,814
Legacy Multi Cap	$264,491

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American Century Mutual Funds, Inc.
Fund	FYE 7/31/2009
Balanced	$3,874,118
Capital Growth	$208,780
Capital Value	$1,788,973
Focused Growth	$101,335
Fundamental Equity	$2,294,905
Giftrust	$7,483,126
Growth	$32,113,041
Heritage	$16,951,512
New Opportunities	$1,753,866
NT Growth	$1,150,004
NT Vista	$525,965
Select	$14,766,888
Small Cap Growth	$5,471,917
Ultra	$50,306,192
Veedot	$1,028,824

American Century Strategic Asset Allocations, Inc.
Fund	FYE 7/31/2009
Strategic Allocation: Conservative	$5,148,414
Strategic Allocation: Moderate	$14,600,875
Strategic Allocation: Aggressive	$9,995,377

American Century Variable Portfolios, Inc.
Fund	FYE 12/31/2009
VP Balanced	$1,037,533
VP Capital Appreciation	$2,709,657
VP Income & Growth	$1,702,912
VP International	$5,128,247
VP Large Company Value	$46,933
VP Mid Cap Value	$2,418,721
VP Ultra	$2,179,011
VP Value	$9,921,221
VP Vista	$416,875

American Century World Mutual Funds, Inc.
Fund	FYE 12/31/2009
Emerging Markets	$8,260,830
Global Growth	$4,291,269
International Discovery	$12,090,908
International Growth	$17,836,177
International Opportunities	$1,395,187
International Stock	$970,981
International Value	$428,560
NT Emerging Markets	$665,386
NT International Growth	$1,384,471

2

Exhibit H

Form of Proposed Subadvisory Agreement between Northern Trust Investments, N.A. and American Century Investment Management, Inc.

INVESTMENT SUBADVISORY AGREEMENT

THIS INVESTMENT SUBADVISORY AGREEMENT (“Agreement”) is effective as of the 16th day of June, 2010, by and among AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. (“ACIM”), a Delaware corporation, and NORTHERN TRUST INVESTMENTS, N.A. (the “Subadvisor”), an Illinois corporation.

WITNESSETH:

WHEREAS, ACIM is the investment advisor to the funds listed on Exhibit A hereto (each a “Fund” and collectively the “Funds”), each of which is a series of shares of American Century Capital Portfolios, Inc. (“ACCP”) and is an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

WHEREAS, ACIM and the Subadvisor are both investment advisors registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended; and

WHEREAS, ACCP has engaged ACIM to serve as the investment manager for the Funds pursuant to an Interim Management Agreement; and

WHEREAS, ACIM desires to engage the Subadvisor as a subadvisor for the Funds, and the Subadvisor desires to accept such engagement; and

WHEREAS, the Boards of Directors of ACIM and the Subadvisor have determined that it is advisable to enter into this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound hereby, the parties hereto covenant and agree as follows:

1. INVESTMENT DESCRIPTION - APPOINTMENT. ACIM hereby appoints the Subadvisor to provide the advisory services described herein to the Funds in accordance with each Fund’s Prospectus and Statement of Additional Information as in effect and as amended from time to time, subject to the oversight and direction of each Fund’s Board of Directors and ACIM. ACIM will promptly provide the Subadvisor copies of all amendments to each Fund’s Prospectus and Statement of Additional Information on an ongoing basis. In consideration for the compensation set forth below, the Subadvisor accepts the appointment and agrees to furnish the services described herein.

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2. SERVICES AS INVESTMENT SUBADVISOR.

(a)  Subject to the general supervision of each Fund’s Board of Directors and of ACIM, the Subadvisor will (i) act in conformity with each Fund’s Prospectus and Statement of Additional Information, the Investment Company Act, the Investment Advisers Act of 1940 (the “Investment Advisers Act”), the Internal Revenue Code (the “Code”) and all other applicable federal and state laws and regulations, as the same may from time to time be amended; (ii) make investment decisions for each Fund in accordance with such Fund’s investment objective and policies as stated in such Fund’s Prospectus and Statement of Additional Information and with such written guidelines as ACIM may from time to time provide to the Subadvisor; (iii) place purchase and sale orders on behalf of the Funds; (iv) maintain books and records with respect to the securities transactions of each Fund; and (v) furnish the Funds’ Board of Directors such periodic, regular and special reports with respect to the Funds and its services hereunder as the Board may reasonably request or as may be required by applicable law or regulation.

(b)  In providing those services, the Subadvisor will supervise the Fund’s investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Funds’ assets. In addition, the Subadvisor will furnish ACCP or ACIM whatever information, including statistical data, ACCP or ACIM may reasonably request with respect to the instruments that any Fund may hold or contemplate purchasing.

(c)  The Subadvisor will at all times comply with the policies adopted by the Funds’ Board of Directors of which it has received written notice. Any change to any such policies shall be approved by the Funds’ Board of Directors prior to the implementation of such change, and Subadvisor will be given reasonable notice of the anticipated change.

(d)  All cash, securities and other assets of the Funds shall be held at all times by such entity or entities engaged by ACCP to be the custodian (collectively, the “custodian”) in compliance with Section 17(f) of the Investment Company Act. The Subadvisor shall not be responsible for any custody arrangements involving any assets of the Funds or for the payment of any custodial charges or fees, nor shall the Subadvisor have possession or custody of any such assets. All payments, distributions and other transactions in cash, securities or other assets in respect of the Funds shall be made directly to or from the custodian. ACIM shall provide, or shall direct the custodian to provide, to the Subadvisor from time to time such reports concerning assets, receipts and disbursements with respect to the Funds as the Subadvisor may request, including daily information on cash balances available for investment, Fund redemption activity and market value of the securities held by the Funds.

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(e)  ACIM acknowledges and agrees that the Subadvisor is not the Funds’ pricing agent, and is not responsible for pricing the securities held by any Fund, however the Subadvisor will provide reasonable assistance to the Funds’ pricing agents in valuing securities held by each Fund for which market quotations are not readily available.

(f)  The Subadvisor makes no representations or warranties, express or implied, that any level of performance or investment results will be achieved by the Funds or that the Funds will perform comparably with any standard, including any other clients of the Subadvisor or index.

(g)  The Subadvisor will not consult with any other subadvisors of the Funds or other subadvisors to a series under common control with any Fund concerning transactions of the Funds in securities or other assets.

(h)  The Subadvisor will not advise or act for the Funds in any legal proceedings, including bankruptcies or class actions, involving securities held in the Funds or issues of those securities, unless otherwise agreed.

3. BROKERAGE.

(a)  In executing transactions for the Funds and selecting brokers or dealers, the Subadvisor will seek to obtain the best price and execution available and shall execute or direct the execution of all such transactions as permitted by law and in a manner that is consistent with its fiduciary obligations to the Funds and its other clients. In assessing the best price and execution available for any Fund transaction, the Subadvisor will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Subadvisor may, at its discretion, execute transactions with brokers and dealers who provide the Funds and/or other accounts over which the Subadvisor exercises investment discretion with research advice and other services, but in all instances best price and execution shall control. The Subadvisor is authorized to place purchase and sale orders for the Funds with brokers and/or dealers subject to the supervision of ACIM and the Board of Directors of the Funds and in accordance with the limitations set forth in the registration statement for the Fund shares then in effect.

(b)  On occasions when the Subadvisor deems the purchase or sale of a security to be in the best interest of a Fund as well as one or more of its other clients, the Subadvisor may to the extent permitted by applicable law, but shall not be obligated to, aggregate the securities to be sold or purchased with those of its other clients. In such event, allocation of the securities so purchased or sold will be made by the Subadvisor in a manner it considers to be equitable and consistent with its fiduciary obligations to ACCP and to such

3

other clients. ACIM recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for a Fund.

4. INFORMATION PROVIDED TO ACCP.

(a)  The Subadvisor will keep ACCP and ACIM informed of developments materially affecting the Funds and will take initiative to furnish ACCP and ACIM on at least a quarterly basis with whatever information the Subadvisor and ACIM believe is appropriate for this purpose. Such regular quarterly reports shall include information reasonably requested by the Funds’ Board of Directors from time to time.

(b)  The Subadvisor will provide ACCP and ACIM with such investment records, ledgers, accounting and statistical data, and other information as ACCP and ACIM reasonably request for the preparation of registration statements, periodic and other reports and other documents required by federal and state laws and regulations, and particularly as may be required for the periodic review, renewal, amendment or termination of this Agreement, and such additional documents and information as ACCP and ACIM may reasonably request for the management of their affairs. The Subadvisor understands that the Funds and ACIM will rely on such information in the preparation of the Funds’ registration statements, the Funds’ financial statements, and any such reports, and hereby covenants that any such information derived from the investment records, ledgers and accounting records maintained by the Subadvisor shall be true and complete in all material respects.

(c)  At the request of the Board of Directors, a representative of the Subadvisor shall attend meetings of the Board of Directors to make a presentation on each Fund’s performance and such other matters as the Board of Directors, the Subadvisor and ACIM believe is appropriate.

(d)  The Subadvisor shall furnish to regulatory authorities any information or reports in connection with such services as may be lawfully requested, provided, however, that the Subadvisor shall not otherwise be responsible for the preparation and filing of any other reports or statements (including, without limitation, any tax returns or financial statements) required of the Funds by any governmental or regulatory agency, except as expressly agreed to in writing. The Subadvisor shall also, at ACCP’s request, certify to ACCP’s independent auditors that sales or purchases aggregated with those of other clients of the Subadvisor, as described in Section 3 above, were allocated in a manner it considers to be equitable.

(e)  In compliance with the requirements of the Investment Company Act, the Subadvisor hereby agrees that all records that it maintains for the Funds are the property of ACCP and further agrees to surrender to ACCP promptly upon ACCP’s written request any of such records. In addition, the Subadvisor agrees to cooperate with ACCP and ACIM when either of them is being examined by any regulatory authorities, and specifically agrees to promptly comply with any request by such authorities to provide information

4

or records. The Subadvisor further agrees to preserve for the periods of time prescribed by the Investment Company Act and the Investment Advisers Act the records it maintains in accordance with Section 2(a)(iv) .

(f)  ACIM will vote each Fund’s investment securities in accordance with its proxy voting policy and procedures. The Subadvisor shall not be responsible for any such voting.

(g)  In connection with the purchase and sale of securities of the Fund, the Subadvisor shall arrange for the transmission to ACIM and the custodian for the Fund on a daily basis such confirmation, trade tickets and other documents as may be reasonably necessary to enable them to perform their administrative responsibilities with respect to the Fund’s investment portfolio. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Subadvisor shall arrange for the automatic transmission of the I.D. confirmation of the trade to the custodian of the Fund. The Subadvisor will be responsible for providing portfolio trades to the Fund’s accounting agent for inclusion in the daily calculation of the Fund’s NAV in a manner, and in accordance with such time requirements as ACIM and the Subadvisor shall agree on. In the event trade data is not delivered by the Subadvisor in accordance with such requirements and the Subadvisor’s failure causes an error that is material to the Fund, the subadvisor shall reimburse the Fund pursuant to ACIM’s NAV Error Policy.

5. CONFIDENTIALITY. The parties to this Agreement agree that each shall treat as confidential in accordance with its policies and procedures to protect similar confidential information, and with applicable law, all information provided by a party to the others regarding such party’s business and operations, including without limitation the investment activities, holdings, or identities of shareholders of the Funds. All confidential information provided by a party hereto shall be used by any other parties hereto solely for the purposes of rendering services pursuant to this Agreement and, except as may be required in carrying out the terms of this Agreement, shall not be disclosed to any third party without the prior consent of such providing party. The foregoing shall not be applicable to any information that is publicly available when provided or which thereafter becomes publicly available other than in contravention of this paragraph. The foregoing also shall not apply to any information which is required to be disclosed by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, by any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation; provided, however, that the disclosing party shall provide reasonable notice to the other parties hereto prior to any such disclosure.

6. COMPENSATION. (a)  In consideration of the services rendered pursuant to this Agreement, ACIM will pay the Subadvisor a management fee, payable monthly in arrears on the first business day of each month. The fee for the each month shall equal the sum of the product of the “Applicable Fee”

5

for each Fund as set forth on Exhibit A attached hereto, times the net assets of such Fund on that day, and further dividing that product by 365 (366 for leap years), for each calendar day in such month.

(b)  In the event that the Board of Directors of ACCP shall determine to issue any additional series of shares for which it is proposed that the Subadvisor serve as investment manager, and for which the Subadvisor desires to so serve, ACIM and the Subadvisor shall amend Exhibit A to this Agreement setting forth the name of the series, the Applicable Fee and such other terms and conditions as are applicable to the management of such series of shares.

(c)  The Subadvisor shall have no right to obtain compensation directly from any Fund or ACCP for services provided hereunder and agrees to look solely to ACIM for payment of fees due. Upon termination of this Agreement before the end of a month, or in the event the Agreement begins after the beginning of the month, the fee for that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

7. EXPENSES. ACIM, ACCP, and the Funds shall assume and pay their respective organizational, operational and business expenses not specifically assumed or agreed to be paid by the Subadvisor pursuant to this Agreement. The Subadvisor shall pay its own organizational, operational and business expenses but shall not be obligated to pay any expenses of ACIM, ACCP, and the Funds, including, without limitation: (a) brokerage fees or commissions in connection with the execution of securities transactions, (b) taxes and interest; and (c) custodian fees and expenses.

8. SERVICES TO OTHER COMPANIES OR ACCOUNTS. ACIM understands that the Subadvisor or its affiliates may act as investment advisor to other clients and ACIM has no objection to the Subadvisor so acting. In addition, ACIM understands that the persons employed by the Subadvisor to assist in the performance of the Subadvisor’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Subadvisor or any affiliate of the Subadvisor to engage in and devote time and attention to other business or to render services of whatever kind or nature.

9. TERM AND TERMINATION OF AGREEMENT.

(a)  This Agreement shall become effective as of the date first written above (the “Effective Date”) and shall continue in effect for a period of two years after the Effective Date, unless sooner terminated as hereinafter provided, and shall continue in effect from year to year thereafter for each Fund only as long as such continuance is specifically approved at least annually (i) by either the Board of Directors or by the vote of a majority of the outstanding voting securities of such Fund, and (ii) by the vote of a majority of the Directors who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on

6

such approval. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than 90 days prior to the date on which it would otherwise terminate in each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

(b)  This Agreement is terminable without penalty as to any Fund on 60 days’ written notice by (i) the Board of Directors of ACCP, (ii) by vote of holders of a majority of a Fund’s shares, (iii) by ACIM, or (iv)  by the Subadvisor, and will terminate automatically upon any termination of the investment management agreement between ACCP and ACIM. This Agreement will terminate automatically in the event of its assignment. The Subadvisor agrees to notify ACIM of any circumstances that might result in this Agreement being deemed to be assigned.

10. REPRESENTATIONS.

(a)  ACIM and the Subadvisor each represents that it is registered as an investment advisor under the Investment Advisers Act, that it will use its reasonable best efforts to maintain such registration, and that it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated. ACIM and the Subadvisor each further represents that it is registered under the laws of all jurisdictions in which the conduct of its business hereunder requires such registration.

(b)  ACIM represents and warrants that (i) the appointment of the Subadvisor has been duly authorized; (ii) it has full power and authority to execute and deliver this Agreement and to perform the services contemplated hereunder, and such execution, delivery and performance will not cause it to be in violation of its Articles of Incorporation, Bylaws, or any material laws; and (iii) it has received a copy of Part II of the Subadvisor’s Form ADV no less than 48 hours prior to entering into this Agreement.

(c)  The Subadvisor represents and warrants that (i) its service as subadvisor hereunder has been duly authorized; (ii) it has full power and authority to execute and deliver this Agreement and to perform the services contemplated hereunder, and such execution, delivery and performance will not cause it to be in violation of its organizational documents, its Bylaws or material laws; (iii) it will at all times in the performance of its duties hereunder comply in all material respects with the provisions of the Investment Company Act, the Investment Advisers Act, the Code and all other applicable federal and state laws and regulations, as the same may be amended from time to time; and (iv) it has all controls necessary to perform its obligations under and comply with the representations and warranties it made in this Agreement.

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11. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

12. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto on the subject matter described herein.

13. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Subadvisor is and shall be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent ACCP or ACIM in any way, or otherwise be deemed to be an agent of ACCP or ACIM.

14. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statue, rule or similar authority, the remainder of this Agreement shall not be affected thereby.

15. NOTICES. All notices and other communications hereunder shall be given or made in writing and shall be delivered personally, or sent by telex, telecopy, express delivery or registered or certified mail, postage prepaid, return receipt requested, to the party or parties to whom they are directed at the following addresses, or at such other addresses as may be designated by notice from such party to all other parties.

To the Subadvisor:

The Northern Trust Company
50 South LaSalle Street, M-9
Chicago, Illinois  60675
Attention:  Legal Department

To ACIM:

American Century Investments
4500 Main Street
Kansas City, Missouri  64111
Attention:  General Counsel

Any notice, demand or other communication given in a manner prescribed in this Section shall be deemed to have been delivered on receipt.

16. DISCLOSURE. ACIM shall not, without the prior written consent of the Subadvisor, make representations regarding or reference the Subadvisor or any affiliates in any disclosure document, advertisement, sales literature or other promotional materials; provided, however, the Subadvisor need not review or consent to any reference to its name only or any language that it has previously approved for use in another document.

8

17. LIABILITY OF SUBADVISOR.

(a)  The Subadvisor shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith or gross negligence, or breach of its duties or obligations hereunder, whether express or implied. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

(b)  The Subadvisor shall not be liable for any failure, delay or interruption in the performance of its obligations hereunder if such failure, delay or interruption results from the occurrence of any acts, events or circumstances beyond the Subadvisor’s reasonable control, and the Subadvisor shall have no responsibility of any kind for any loss or damage thereby incurred or suffered by ACIM or ACCP. In such case, the terms of this Agreement shall continue in full force and effect and the Subadvisor obligations shall be performed or carried out as soon as legally and practicably possible after the cessation of such acts, events or circumstances.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed by their officers designated below to be effective as of the day and year first written above.

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

By:
Name:
Title:

NORTHERN TRUST INVESTMENTS, N.A.

By:
Name:
Title:

9

EXHIBIT A

FUNDS AND APPLICABLE FEES

Fund	Applicable Fee
American Century Equity Index Fund	0.02% of the first $500,000,000
0.01% on all assets over $500,000,000

1

Exhibit I

Form of Proposed Combined Subadvisory Agreement between Templeton Investment Counsel, LLC, Franklin Templeton Investments (Asia) Limited and American Century Investment Management, Inc.

INVESTMENT SUBADVISORY AGREEMENT

THIS AGREEMENT is made this _____ day of __________, 2010, by and among AMERICAN CENTURY INVESTMENT MANAGEMENT, INC., a Delaware corporation registered as an Investment Adviser under the Investment Advisers Act of 1940 (the “Adviser”), TEMPLETON INVESTMENT COUNSEL, LLC, a Delaware limited liability company (“Templeton”) and FRANKLIN TEMPLETON INVESTMENTS (ASIA) LIMITED, a company existing under the laws of Hong Kong (“Franklin Asia”).  Both Templeton and Franklin Asia (collectively referred to as the “Subadvisers”) are registered Investment Advisers under the Investment Advisers Act of 1940.

WHEREAS, the Adviser is the Investment Adviser to the American Century International Value Fund (the “Fund”) of American Century World Mutual Funds, Inc. (“ACWMF”), an open-end diversified management investment company of the series type, registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Fund is represented by a separate class of capital stock of ACWMF;

WHEREAS, the Subadvisors are affiliates and are under common control and management; and

WHEREAS, the Adviser desires to retain the Subadvisers to furnish it with portfolio selection and related research and statistical services in connection with the Adviser’s investment advisory activities on behalf of the Fund, and the Subadvisers desire to furnish such services to the Adviser;

NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, it is agreed as follows:

1.  APPOINTMENT OF SUBADVISERS

In accordance with and subject to the Management Agreement (the “Investment Advisory Agreement”) between ACWMF and the Adviser dated __________ __, 2010, the Adviser hereby appoints the Subadvisers to perform portfolio selection services described herein for investment and reinvestment of the Fund’s investment assets, subject to the control and direction of ACWMF’s Board of Directors, for the period and on the terms hereinafter set forth. The Subadvisers accept such appointment and agree to furnish the services hereinafter set forth for the compensation herein provided. The Subadvisers shall for all purposes herein be deemed to be independent contractors and shall, except as expressly provided or authorized, have no

1

authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed an agent of the Fund or the Adviser.

2.  OBLIGATIONS OF AND SERVICES TO BE PROVIDED BY THE SUBADVISERS

(a) The Subadvisers shall provide the following services and assume the following obligations with respect to the Fund:

(1) The investment of the assets of the Fund shall at all times be subject to the applicable provisions of the Articles of Incorporation, the Bylaws, the Registration Statement, the current Prospectus and the Statement of Additional Information of ACWMF relating to the Fund and shall conform to the investment objectives, policies and restrictions of the Fund as set forth in such documents and as interpreted from time to time by the Board of Directors of ACWMF and by the Adviser. Within the framework of the investment objectives, policies and restrictions of the Fund, and subject to the supervision of the Adviser and the Fund’s Board of Directors, the Subadvisers shall have the sole and exclusive responsibility for the making and execution of all investment decisions for the Fund.

(2) In carrying out its obligations to manage the investments and reinvestments of the assets of the Fund, the Subadvisers shall: (1) obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Fund’s investment portfolio or are under consideration for inclusion therein; (2) formulate and implement a continuous investment program for the Fund consistent with the investment objective and related investment policies for the Fund as set forth in ACWMF’s registration statement, as amended; and (3) take such steps as are necessary to implement the aforementioned investment program by purchase and sale of securities including the placing, or directing the placement through an affiliate of the Subadvisers, of orders for such purchases and sales.

(3) In connection with the purchase and sale of securities of the Fund, the Subadvisers shall arrange for the transmission to the Adviser and the Custodian for the Fund on a daily basis such confirmation, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Fund’s investment portfolio. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Subadvisers shall arrange for the automatic transmission of the I.D. confirmation of the trade to the Custodian of the Fund. The Subadvisers shall render such reports to the Adviser and/or to ACWMF’s Board of Directors concerning the investment activity and portfolio composition of the Fund in such form and at such intervals as the Adviser or the Board may from time to time require.

2

(4) The Subadvisers shall, in the name of the Fund, place or direct the placement of orders for the execution of portfolio transactions in accordance with the policies with respect thereto, as set forth in ACWMF’s Registration Statement, as amended from time to time, and under the Securities Act of 1933 and the 1940 Act. In connection with the placement of orders for the execution of the Fund’s portfolio transactions, the Subadvisers shall create and maintain all necessary brokerage records of the Fund in accordance with all applicable laws, rules and regulations, including but not limited to, records required by Section 31(a) of the 1940 Act. All records shall be the property of ACWMF and shall be available for inspection and use by the Securities and Exchange Commission, ACWMF or any person retained by ACWMF. Where applicable, such records shall be maintained by the Subadvisers for the period and in the place required by Rule 31a-2 under the 1940 Act.

(5) In placing orders or directing the placement of orders for the execution of portfolio transactions, the Subadvisers shall select brokers and dealers for the execution of the Fund’s transactions. In selecting brokers or dealers to execute such orders, the Subadvisers are expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services which enhance the Subadvisers’ investment research and portfolio management capability generally. It is further understood in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Subadvisers may negotiate with and assign to a broker a commission which may exceed the commission which another broker would have charged for effecting the transaction if the Subadvisers determine in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of the Fund or the Subadvisers’ overall responsibilities to the Subadvisers’ discretionary accounts.

(b) The Subadvisers shall use the same skill and care in providing services to the Fund as it uses in providing services to fiduciary accounts for which it has investment responsibility. The Subadvisers will conform with all applicable rules and regulations of the Securities and Exchange Commission.

3. EXPENSES

During the term of this Agreement, the Subadvisers will pay all expenses incurred by it in connection with its activities under this Agreement.

4. COMPENSATION

(a) Templeton.  In payment for the investment sub-advisory services to be rendered by the Subadvisers in respect of the Fund hereunder, the Adviser shall pay to Templeton full compensation for all services hereunder a fee computed at an annual rate which shall be a percentage of the average daily value of the net assets of the Fund.  The Adviser has no obligation to pay Franklin Asia directly for its services.  The fee to Templeton shall be accrued daily and shall be based on the net asset values of all of the issued and

3

outstanding shares of the Fund as determined as of the close of each business day pursuant to the Articles of Incorporation, Bylaws and currently effective Prospectus and Statement of Additional Information of ACWMF as they relate to the Fund. The fee shall be payable in arrears on the last day of each calendar month.

The amount of such annual fee, as applied to the average daily value of the net assets of the Fund shall be as described in the schedule below:

Assets	Fee
On the first $100 million in assets	.50%
On the assets in excess of $100 million	.40%

(b)  Franklin Asia.  In payment for the investment sub-advisory services to be rendered by Franklin Asia in respect of the Fund hereunder, Templeton shall pay to Franklin Asia as full compensation for all services hereunder a fee equal to seven-tenths of the advisory fee paid to Templeton by the Adviser, which fee shall be payable in U.S. dollars on the first business day of each month as compensation for the services to be rendered and obligations assumed by Franklin Asia during the preceding month.  Such advisory fee shall be payable on the first business day of the first month following the effective day of this Agreement and shall be reduced by the amount of any advance payments made by Templeton relating to the previous month.  If this Agreement is terminated with respect to Franklin Asia prior to the end of any month, the monthly fee shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the total number of calendar days in the month, and shall be payable within 10 days after the date of termination.

5. RENEWAL AND TERMINATION

This Agreement shall become effective as of the date first written above and shall continue until July 31, 2011, unless sooner terminated as hereinafter provided, and shall continue thereafter so long as such continuance is specifically approved at least annually by (i) the Board of Directors of ACWMF or (ii) a vote of a majority of the Fund’s outstanding voting securities, provided that in either event the continuance is also approved by a vote of the majority of the Board of Directors who are not interested persons of any party to this Agreement, by a vote cast at a meeting called for the purpose of voting on such approval.  The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to July 31 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.  This Agreement may be terminated at any time without payment of penalty: (i) by ACWMF's Board of Directors or by a vote of a majority of the outstanding voting securities of the Fund on sixty days' prior written notice, or (ii) by the Adviser or any  party hereto upon sixty days' prior written notice to the other parties.  This Agreement will terminate automatically upon its assignment or

4

upon any termination of the Investment Advisory Agreement.  The terms "interested person," "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act.

In the event that this Agreement is terminated with respect to only one Subadviser, the Agreement will remain in full force and effect with respect to the remaining Subadviser (until such time as it is terminated with respect to the remaining Subadviser).

6. GENERAL PROVISIONS

(a) The Subadvisers may rely on information reasonably believed by them to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither the Subadvisers nor their officers, directors, employees or agents shall be subject to any liability for any error of judgment or mistake of law or for any loss arising out of any investment or other act or omission in the performance by the Subadvisers of their duties under this Agreement or for any loss or damage resulting from the imposition by any government or exchange control restrictions which might affect the liquidity of the Fund’s assets, or from acts or omissions of custodians or securities depositories, or from any war or political act of any foreign government to which such assets might be exposed, provided that nothing herein shall be deemed to protect, or purport to protect, the Subadvisers against any liability to ACWMF or to its shareholders to which the Subadvisers would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties hereunder, or by reason of the Subadvisers’ reckless disregard of their obligations and duties hereunder.

(b) The Adviser and ACWMF’s Board of Directors understand that the value of investments made for the Fund may go up as well as down, is not guaranteed and that investment decisions will not always be profitable. The Adviser has not made and is not making any guarantees, including any guarantee as to any specific level of performance of the Fund. The Adviser and ACWMF’s Board of Directors acknowledge that the Fund is designed for investors seeking international diversification and is not intended as a complete investment program. They also understand that investment decisions made on behalf of the Fund by the Subadvisers are subject to various market and business risks, and that investing in securities of companies in emerging countries involves special risks which are not typically associated with investing in U.S. companies. Risks include but are not limited to, foreign currency fluctuations, investment and repatriation restrictions, and political and social instability. Although the Subadvisers intend to invest in companies located in countries which the Subadvisers consider to have relatively stable and friendly governments, ACWMF’s Board of Directors accepts the possibility that countries in which the Subadvisers invest may expropriate or nationalize properties of foreigners, may impose confiscatory taxation or exchange controls, including suspending currency transfers from a given country, or may be subject to political or diplomatic developments that could affect investments in those countries.

5

(c) This Agreement shall not be or become effective unless and until it is or has been approved by the Board of Directors of ACWMF, including a majority of the Directors who are not “interested persons” to parties to this Agreement, by a vote cast in person at a meeting called for the purpose of voting upon such approval.

(d) The Advisers understand that the Subadvisers now act, will continue to act, or may act in the future, as investment advisers to fiduciary and other managed accounts, including other investment companies, and the Adviser has no objection to the Subadvisers so acting, provided that the Subadvisers duly perform all obligations under this Agreement. The Adviser also understands that the Subadvisers may give advice and take action with respect to any of their other clients or for their own account which may differ from the timing or nature of action taken by the Subadvisers with respect to the Fund. Nothing in this Agreement shall impose upon the Subadvisers any obligation to purchase or sell or to recommend for purchase or sale, with respect to the Fund, any security which the Subadvisers or their shareholders, directors, officers, employees or affiliates may purchase or sell for its or their own account(s) or for the account of any other client.

(e) Except to the extent necessary to perform their obligations hereunder, nothing herein shall be deemed to limit or restrict the right of the Subadvisers, or the right of any of their officers, directors or employees who may also be an officer, director or employee of ACWMF, or person otherwise affiliated with ACWMF (within the meaning of the 1940 Act) to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other trust, corporation, firm, individual or association.

(f) Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Missouri. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(g) Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre-paid to the appropriate party at the following address:  the Adviser, ACWMF and the Fund at 4500 Main Street, Kansas City, Missouri 64111, Attention:  General Counsel, Templeton at 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394 and Franklin Asia at 17th Floor, Chater House, 8 Connaught Road Central, Hong Kong.

(h) Subadvisers agree to notify Adviser of any change in Subadvisers’ officers and directors at or before the next calendar quarter end after such change occurs.

(i) Adviser will vote the Fund’s investment securities in accordance with its proxy voting policy and procedures.  Subadvisers shall not be responsible for any such voting.

6

IN WITNESS WHEREOF, the parties have duly executed this Agreement to be effective as of the date first above written.

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

By:
David H. Reinmiller
Vice President

TEMPLETON INVESTMENT COUNSEL, LLC

By:
Name:
Title:

FRANKLIN TEMPLETON INVESTMENTS (ASIA) LIMITED

By:
Name:
Title:

7

Exhibit J

Outstanding Shares - PROPOSAL 1
Issuer	Share Class	Number of Votes Entitled to Vote ($1 equals 1 vote)
American Century Asset Allocation Portfolios, Inc.	All classes
American Century Capital Portfolios, Inc.	All classes
American Century Growth Funds, Inc.	All classes
American Century Mutual Funds, Inc.	All classes
American Century Strategic Asset Allocations, Inc.	All classes
American Century Variable Portfolios, Inc.	All classes
American Century World Mutual Funds, Inc.	All classes

Outstanding Shares - PROPOSAL 2
Fund Name	Outstanding Shares	Number of Votes Entitled to Vote ($1 equals 1 vote)
LIVESTRONG Income Portfolio
Investor Class, A Class, R Class
Institutional Class
LIVESTRONG 2015 Portfolio
Investor Class, A Class, R Class
Institutional Class
LIVESTRONG 2020 Portfolio
Investor Class, A Class, R Class
Institutional Class
LIVESTRONG 2025 Portfolio
Investor Class, A Class, R Class
Institutional Class
LIVESTRONG 2030 Portfolio
Investor Class, A Class, R Class
Institutional Class
LIVESTRONG 2035 Portfolio
Investor Class, A Class, R Class
Institutional Class
LIVESTRONG 2040 Portfolio
Investor Class, A Class, R Class
Institutional Class
LIVESTRONG 2045 Portfolio
Investor Class, A Class, R Class
Institutional Class

1

LIVESTRONG 2050 Portfolio
Investor Class, A Class, R Class
Institutional Class
One Choice Portfolio: Very Conservative
One Choice Portfolio: Conservative
One Choice Portfolio: Moderate
One Choice Portfolio: Aggressive
One Choice Portfolio: Very Aggressive
Equity Income
Investor Class, A Class, B Class, C Class, R Class
Institutional Class
Equity Index
Investor Class
Institutional Class
Large Company Value
Investor Class, A Class, B Class, C Class, R Class
Institutional Class
Mid Cap Value
Investor Class, A Class, B Class, R Class
Institutional Class
NT Large Company Value
NT Mid Cap Value
Real Estate
Investor Class, A Class, B Class, C Class, R Class
Institutional Class
Small Cap Value
Investor Class, A Class, B Class
Institutional Class
Value
Investor Class, A Class, B Class, C Class, R Class
Institutional Class
Legacy Focused Large Cap
Investor Class, Advisor Class, R Class
Institutional Class
Legacy Large Cap
Investor Class, Advisor Class, R Class
Institutional Class
Legacy Multi Cap
Investor Class, Advisor Class, R Class
Institutional Class
Balanced
Investor Class
Institutional Class

2

Capital Growth
Investor Class, A Class, B Class, C Class, R Class
Institutional Class
Capital Value
Investor Class, A Class, B Class, C Class, R Class
Institutional Class
Focused Growth
Investor Class, A Class, B Class, C Class, R Class
Institutional Class
Fundamental Equity
Investor Class, A Class, B Class, C Class, R Class
Institutional Class
Giftrust
Growth
Investor Class, A Class, B Class, R Class
Institutional Class
Heritage
Investor Class, A Class, B Class, C Class, R Class
Institutional Class
New Opportunities
Investor Class, B Class
Institutional Class
NT Growth
NT Vista
Select
Investor Class, A Class, B Class, C Class, R Class
Institutional Class
Small Cap Growth
Investor Class, A Class, B Class, C Class, R Class
Institutional Class
Ultra
Investor Class, A Class, B Class, C Class, R Class
Institutional Class
Veedot
Investor Class
Institutional Class
Vista
Investor Class, A Class, B Class, R Class
Institutional Class
Strategic Allocation: Aggressive
Investor Class, A Class, B Class, C Class, R Class
Institutional Class

3

Strategic Allocation: Conservative
Investor Class, A Class, B Class, C Class, R Class
Institutional Class
Stategic Allocation: Moderate
Investor Class, A Class, B Class, C Class, R Class
Institutional Class
VP Balanced
VP Capital Appreciation
VP Income & Growth
Class I, Class II, Class III
VP International
Class I, Class III
Class II, Class IV
VP Large Company Value
Class I
Class II
VP Mid Cap Value
Class I
Class II
VP Vista
Class I
Class II
VP Ultra
Class I, Class III
Class II
VP Value
Class I, Class III
Class II
Emerging Markets
Investor Class, A Class, B Class, C Class, R Class
Institutional Class
Global Growth
Investor Class, A Class, B Class, C Class, R Class
Institutional Class
International Discovery
Investor Class, A Class, B Class
Institutional Class
International Growth
Investor Class, A Class, B Class, C Class, R Class
Institutional Class
International Opportunities
Investor Class
Institutional Class

4

International Value
Investor Class, A Class, B Class, C Class, R Class
Institutional Class
NT Emerging Markets
NT International Growth
International Stock

Outstanding Shares - PROPOSAL 3

Fund Name	Share Class	Outstanding Shares	Number of Votes Entitled to Vote ($1 equals 1 vote)
Equity Index	All classes

Outstanding Shares - PROPOSAL 4

Fund Name	Share Class	Outstanding Shares	Number of Votes Entitled to Vote ($1 equals 1 vote)
International Value	All classes

Outstanding Shares – PROPOSAL 5

Issuer	Share Class	Number of Votes Entitled to Vote ($1 equals 1 vote)
American Century Capital Portfolios, Inc.	All classes
American Century Mutual Funds, Inc.	All classes
American Century World Mutual Funds, Inc.	All classes

5

Exhibit K
SIGNIFICANT SHAREHOLDERS – Proposal 1
Shareholder	Percentage of Outstanding Shares Owned of Record
American Century Asset Allocation Portfolios, Inc.
Taynik & Co. c/o State Street Bank Quincy, Massachusetts	14%
Charles Schwab & Co., Inc. San Francisco, California	6%
American Century Capital Portfolios, Inc.
Charles Schwab & Co., Inc. San Francisco, California	12%
National Financial Services Corp for Exclusive Benefit of Customers New York, New York	7%
FIIOC FBO Syntex Management Covington, Kentucky	5%
American Century Growth Funds, Inc;
American Century Serv Corp KPESP LQA Very Aggressive. Legacy Multi Cap Omnibus Account Kansas City, Missouri	31%
American Century Mutual Funds, Inc.
Charles Schwab & Co., Inc. San Francisco, California	9%
American Century Strategic Asset Allocations, Inc.
Amer United Life Ins Co Unit Investment Trust Indianapolis, Indiana	10%
State Street Corp Trustee FBO Hallmark Cards Inc. Westwood, Massachusetts	8%
Charles Schwab & Co., Inc. San Francisco, California	7%
Saxon & Co Philadelphia, Pennsylvania	7%
American Century Variable Portfolios, Inc.
Nationwide Life Insurance Company Columbus, OH	28%
IDS Life Insurance Company Minneapolis, Minnesota	25%
Mutual of America Separate Account Columbus, Ohio	5%
American Century World Mutual Funds, Inc.
Charles Schwab & Co., Inc. San Francisco, California	9%

1

SIGNIFICANT SHAREHOLDERS – Proposal 2

Shareholder	Percentage of Outstanding Shares Owned of Record
American Century Asset Allocation Portfolios, Inc.
LIVESTRONG Income Portfolio
Investor Class, A Class, R Class
Taynik & Co C/o State Street Bank Quincy, Massachusetts	36%
New York Life Trust Company Parsippany, New Jersey	12%
Institutional Class
ING State Street Bank & Trust FBO Baylor Health 401K Quincy, Massachusetts	23%
JP Morgan Chase Bank TTEE FBO Great Plains Energy 401K Savings Plan Kansas City, Missouri	19%
National Financial Services LLC New York, New York	17%
FIIOC FBO Garber Travel Retirement Savings Plan Covington, Kentucky	12%
Trustees of Hapag-Lloyd America Inc Svgs Inv Plan & Trust Piscataway, New Jersey	7%
JP Morgan Chase Bank Trustee Kearfott Guidance & Navigation Corp Deferred Savings Plan Kansas City, Missouri	6%
JP Morgan Chase Bank Trustee Taylor Companies 401K and Profit Sharing Plans Kansas City, Missouri	6%
LIVESTRONG 2015 Portfolio
Investor Class, A Class, R Class
Taynik & Co C/o State Street Bank Quincy, Massachusetts	18%
Charles Schwab & Co Inc San Francisco, California	6%
Institutional Class
Charles Schwab & Co., Inc. San Francisco, California	30%
ING State Street Bank & Trust FBO Baylor Health 401K Quincy, Massachusetts	17%
JP Morgan Chase Bank TTEE FBO Great Plains Energy 401K Savings Plan Kansas City, Missouri	16%
JP Morgan Chase Bank Trustee FBO United Business Media CBMI 401K Plan Kansas City, Missouri	7%
JP Morgan Chase Bank TR FBO Searles Valley Minerals 401K Plan Overland Park, Kansas	6%
JP Morgan Chase Bank Trustee Kearfott Guidance & Navigation Corp Deferred Savings Plan Kansas City, Missouri	5%

2

LIVESTRONG 2020 Portfolio
Investor Class, A Class, R Class
Taynik & Co C/o State Street Bank Quincy, Massachusetts	59%
JP Morgan Chase Bank as Trustee FBO Republic National Distributing Company LLC 401K Plan Kansas City, Missouri	7%
Institutional Class
ING State Street Bank & Trust FBO Baylor Health 401K Quincy, Massachusetts	39%
National Financial Services LLC New York, New York	28%
JP Morgan Chase Bank TTEE FBO Great Plains Energy 401K Savings Plan Kansas City, Missouri	20%
FIIOC FBO Garber Travel Retirement Savings Plan Covington, Kentucky	8%
LIVESTRONG 2025 Portfolio
Investor Class, A Class, R Class
Taynik & Co C/o State Street Bank Quincy, Massachusetts	21%
Charles Schwab & Co Inc San Francisco, California	9%
Institutional Class
JP Morgan Chase Bank Trustee Taylor Companies 401K and Profit Sharing Plans Kansas City, Missouri	21%
Charles Schwab & Co Inc San Francisco, California	15%
JP Morgan Chase Bank TTEE FBO Great Plains Energy 401K Savings Plan Kansas City, Missouri	15%
ING State Street Bank & Trust FBO Baylor Health 401K Quincy, Massachusetts	14%
Trustees of American Century P/S & 401K Savings Plan & Trust Kansas City, Missouri	10%
National Financial Services LLC New York, New York	6%
Trustees of Hapag-Lloyd America Inc Svgs Inv Plan & Trust Piscataway, New Jersey	6%
LIVESTRONG 2030 Portfolio
Investor Class, A Class, R Class
Taynik & Co C/o State Street Bank Quincy, Massachusetts	55%
JP Morgan Chase Bank as Trustee FBO Republic National Distributing Company LLC 401K Plan Kansas City, Missouri	10%
AUL American Unit Trust Separate Account Indianapolis, Indiana	6%

3

Institutional Class
ING State Street Bank & Trust FBO Baylor Health 401K Quincy, Massachusetts	42%
National Financial Services LLC New York, New York	23%
JP Morgan Chase Bank TTEE FBO Great Plains Energy 401K Savings Plan Kansas City, Missouri	20%
Fidelity FIIOC TR Covington, Kentucky	6%
Trustees of American Century P/S & 401K Savings Plan & Trust Kansas City, Missouri	6%
LIVESTRONG 2035 Portfolio
Investor Class, A Class, R Class
Taynik & Co C/o State Street Bank Quincy, Massachusetts	16%
Charles Schwab & Co Inc San Francisco, California	14%
Institutional Class
ING State Street Bank & Trust FBO Baylor Health 401K Quincy, Massachusetts	19%
Trustees of American Century P/S & 401K Savings Plan & Trust Kansas City, Missouri	18%
JP Morgan Chase Bank TTEE FBO Great Plains Energy 401K Savings Plan Kansas City, Missouri	14%
Charles Schwab & Co Inc San Francisco, California	10%
JP Morgan Chase Bank Trustee FBO United Business Media CBMI 401K Plan Kansas City, Missouri	9%
JP Morgan Chase Bank Trustee Taylor Companies 401K and Profit Sharing Plans Kansas City, Missouri	8%
Trustees of Hapag-Lloyd America Inc Svgs Inv Plan & Trust Piscataway, New Jersey	6%
National Financial Services Corp New York, New York	5%
LIVESTRONG 2040 Portfolio
Investor Class, A Class, R Class
Taynik & Co C/o State Street Bank Quincy, Massachusetts	46%
JP Morgan Chase Bank as Trustee FBO Republic National Distributing Company LLC 401K Plan Kansas City, Missouri	12%
AUL American Unit Trust Separate Account Indianapolis, Indiana	8%
Institutional Class
ING State Street Bank & Trust FBO Baylor Health 401K Quincy, Massachusetts	48%

4

National Financial Services LLC New York, New York	17%
JP Morgan Chase Bank TTEE FBO Great Plains Energy 401K Savings Plan Kansas City, Missouri	14%
FIIOC FBO Heritage Hills Nursing Centre 401K Plan Covington, Kentucky	8%
Orchard Trust Company Cust FBO The Children’s Hospital Assoc 403B Greenwood Vlg, Colorado	5%
LIVESTRONG 2045 Portfolio
Investor Class, A Class, R Class
Charles Schwab & Co Inc San Francisco, California	18%
Taynik & Co C/o State Street Bank Quincy, Massachusetts	11%
Ohio National Life Insurance Co Cincinnati, Ohio	6%
Institutional Class
Trustees of American Century P/S & 401K Savings Plan & Trust Kansas City, Missouri	20%
JP Morgan Chase Bank Trustee Taylor Companies 401K and Profit Sharing Plans Kansas City, Missouri	19%
JP Morgan Chase Bank Trustee Kearfott Guidance & Navigation Corp Deferred Savings Plan Kansas City, Missouri	10%
ING State Street Bank & Trust FBO Baylor Health 401K Quincy, Massachusetts	10%
JP Morgan Chase Bank TTEE FBO Great Plains Energy 401K Savings Plan Kansas City, Missouri	9%
JP Morgan Chase Bank Trustee FBO United Business Media 401K Plan Kansas City, Missouri	8%
Charles Schwab & Co Inc San Francisco, California	7%
LIVESTRONG 2050 Portfolio
Investor Class, A Class, R Class
Taynik & Co C/o State Street Bank Quincy, Massachusetts	30%
JP Morgan Chase Bank as Trustee FBO Republic National Distributing Company LLC 401K Plan Kansas City, Missouri	14%
Amer United Life Ins Co Group Retirement Annuity Sep Acct II Indianapolis, Indiana	12%
National Financial Services LLC New York, New York	6%
Institutional Class
ING State Street Bank & Trust FBO Baylor Health 401K Quincy, Massachusetts	28%
Trustees of American Century P/S & 401K Savings Plan & Trust Kansas City, Missouri	25%

5

JP Morgan Chase Bank Trustee FBO United Business Media 401K Plan Kansas City, Missouri	22%
Orchard Trust Company TR FBO The Childrens Hospital 457B DCP Greenwood Vlg, Colorado	8%
JP Morgan Chase Bank TTEE FBO Great Plains Energy 401K Savings Plan Kansas City, Missouri	8%
National Financial Services LLC New York, New York	6%
One Choice Portfolio: Very Conservative
Investor Class
Charles Schwab & Co Inc	16%
San Francisco, California
One Choice Portfolio: Conservative
Investor Class
None
One Choice Portfolio: Moderate
Investor Class
None
One Choice Portfolio: Aggressive
Investor Class
None
One Choice Portfolio: Very Aggressive
Investor Class
None
American Century Capital Portfolios, Inc.
Equity Income
Investor Class, A Class, B Class, C Class, R Class
First Clearing LLC Pottsboro, Texas	16%
MLPF&S Jacksonville, Florida	10%
Pershing LLC Jersey City, New Jersey	7%
Institutional Class
UBATCO Lincoln, Nebraska	23%
NFS LLC FEBO M Diane Harris TOD Beneficiary on File Bradenton, Florida	17%
FIIOC FBO Ned S Holmes Investments Inc Covington, Kentucky	16%
Charles Schwab & Co Inc San Francisco, California	13%
Patterson & Co FBO Omnibus Rein/Rein Charlotte, North Carolina	8%
JP Morgan Chase TR Ericsson Capital Accumulation and Savings Plan	7%

6

Kansas City, Missouri
Equity Index
Investor Class
Nationwide Trust Company FSB Columbus, Ohio	10%
Pershing LLC Jersey City, New Jersey	7%
Institutional Class
JP Morgan Chase & Co TTEE Perot Systems Corp Retirement Savings Plan Kansas City, Missouri	53%
JP Morgan Chase Bank TR Newell Rubbermaid 401K Savings Plan and Trust Kansas City, Missouri	16%
Large Company Value
Investor Class, A Class, B Class, C Class, R Class
American Century Serv Corp KPESP LQ Very Conservative Large Co Value Omnibus Account Kansas City, Missouri	15%
FIICO FBO Zeus Industrial Products Inc Covington, Kentucky	8%
USAA Investment Management Inc San Antonio, Texas	5%
Institutional Class
FIIOC FBO HPC Savings and Profit Sharing Covington, Kentucky	14%
JP Morgan Chase Bank Trustee FBO Clarian Health Partners Defined Contribution Plan Kansas City, Missouri	10%
Saxon and Co Philadelphia, Pennsylvania	9%
National Financial Services Corp New York, New York	9%
JP Morgan Chase as Trustee FBO HP Hood LLC Retirement Savings Plan Binghamton, New York	9%
JP Morgan Chase Bank Trustee FBO Astellas US Retirement and Savings Plan Kansas City, Missouri	8%
JP Morgan Chase Bank Trustee St Jude Medical Inc PS Employee Savings Plan & Trust Kansas City, Missouri	7%
MLPF&S Jacksonville, Florida	7%
Wachovia Bank FBO Portfolio Strategies Reinv Charlotte, North Carolina	6%
JP Morgan Chase Bank Trustee FBO The Comsys 401K Plan and Savings Plan Kansas City, Missouri	5%
Mid Cap Value
Investor Class, A Class, B Class, R Class

7

Charles Schwab & Co Inc San Francisco, California	21%
National Financial Services Corp New York, New York	17%
American Century Serv Corp KPESP LQA Mid Cap Value Mid Cap Value Omnibus Account Kansas City, Missouri	7%
Institutional Class
National Financial Services Corp New York, New York	37%
MLPF&S Jacksonville, Florida	19%
Orchard Trust Co TR FBO Childrens Hospital 457F Plan Greenwood Vlg, Colorado	13%
Trustees of American Century P/S & 401K Savings Plan & Trust Kansas City, Missouri	9%
Prudential Investment Mgmt Svc FBO Mutual Fund Clients Newark, New Jersey	7%
Rockhurst University Endowment Kansas City, Missouri	6%
Real Estate
Investor Class, A Class, B Class, C Class, R Class
Charles Schwab & Co Inc San Francisco, California	14%
Pershing LLC Jersey City, New Jersey	7%
AIG Retirement Services Company FBO AIGFSB Custodian Trustee FBO MCG Health Houston, Texas	5%
Institutional Class
FIIOC FBO RGI, Inc. 401K Savings Plan Covington, Kentucky	49%
American Century Services LLC LIVESTRONG™ 2040 Portfolio Real Estate Omnibus Kansas City, Missouri	7%
American Century Serv Corp LIVESTRONG™ 2025 Portfolio Real Estate Omnibus Kansas City, Missouri	5%
National Financial Services Corp New York, New York	5%
Small Cap Value
Investor Class, A Class, B Class
OptionsXpress Chicago, Illinois	12%
Nationwide Trust Company FSB FBO Participating Retirement Plans (VNRS) Columbus, Ohio	7%
Hartford Life Insurance Company Separate Account Hartford, Connecticut	7%
Charles Schwab & Co Inc San Francisco, California	6%
American Century Serv Corp Schwab – Moderate Small Cap Value Advisor Omnibus	6%

8

Kansas City, Missouri NFS LLC FEBO Mutual Funds Fractional Write Off Acct New York, New York	6%
American United Life Group Retirement Annuity II Indianapolis, Indiana	5%
Institutional Class
Fidelity FIIOC TR FBO Certain Employee Benefit Plans Covington, Kentucky	25%
USAA Investment Management Inc San Antonio, Texas	9%
MLPF&S Jacksonville, Florida	6%
National Financial Services Corp New York, New York	5%
Value
Investor Class, A Class, B Class, C Class, R Class
Nationwide Life Insurance Company (DCVA) Columbus, Ohio	11%
Institutional Class
State Street Bank & Trust TR Lowes 401K Plan Westwood, Massachusetts	48%
JP Morgan Chase Bank Trustee Aurora Health Care Inc Incentive Savings Plan Kansas City, Missouri	14%
National Financial Services Corp New York, New York	6%
Trustees of American Century P/S & 401K Savings Plan & Trust Kansas City, Missouri	5%
NT Large Company Value
Institutional Class
American Century Serv Corp LIVESTRONG™ 2015 Portfolio NT Large Company Value Omnibus Kansas City, Missouri	39%(1)
American Century Services LLC LIVESTRONG™ 2025 Portfolio NT Large Company Value Omnibus Kansas City, Missouri	25%(1)
American Century Serv Corp LIVESTRONG™ 2035 Portfolio NT Large Company Value Omnibus Kansas City, Missouri	18%(1)
American Century Serv Corp LIVESTRONG™ 2045 Portfolio NT Large Company Value Omnibus Kansas City, Missouri	11%(1)
American Century Serv Corp LIVESTRONG™ Income Portfolio NT Large Company Value Omnibus Kansas City, Missouri	8%(1)
NT Mid Cap Value
Institutional Class
American Century Services LLC LIVESTRONG™ 2030 Portfolio NT Mid Cap Value Omnibus Kansas City, Missouri	39%(1)
American Century Services LLC LIVESTRONG™ 2025 Portfolio NT Mid Cap Value Omnibus Kansas City, Missouri	25%(1)

9

American Century Serv Corp LIVESTRONG™ 2035 Portfolio NT Mid Cap Value Omnibus Kansas City, Missouri	18%(1)
American Century Serv Corp LIVESTRONG™ 2045 Portfolio NT Mid Cap Value Omnibus Kansas City, Missouri	11%(1)
American Century Serv Corp LIVESTRONG™ Income Portfolio NT Mid Cap Value Omnibus Kansas City, Missouri	7%(1)
American Century Growth Funds, Inc.
Legacy Focused Large Cap
Investor Class, Advisor Class, R Class
Charles Schwab & Co Inc San Francisco, California	5%
Institutional Class
Charles Schwab & Co., Inc. San Francisco, California	55%
American Century Investment Management Inc Kansas City, Missouri	24%
IRA Rollover David F Schutz Maplewood, Minnesota	22%(1)
Legacy Large Cap
Investor Class, Advisor Class, R Class
Charles Schwab & Co Inc San Francisco, California	6%
American Century Investment Management, Inc. Kansas City, Missouri	6%(1)
Institutional Class
American Century Investment Management, Inc. Kansas City, Missouri	90%(1)
Charles Schwab & Co Inc San Francisco, California	5%
Legacy Multi Cap
Investor Class, Advisor Class, R Class
American Century Serv Corp KPESP LQ 100% Equity Legacy Multi Cap Omnibus Account Kansas City, Missouri	61%
Institutional Class
Charles Schwab & Co., Inc. San Francisco, California	57%
American Century Investment Management Inc Kansas City, Missouri	43%(1)
American Century Mutual Funds, Inc.
Balanced
Investor Class
Charles Schwab & Co, Inc. San Francisco, California	6%
Institutional Class
JPM Chase Manhattan Bank NA TTEE Lorillard Inc Hourly Paid Employees PSP & Trust	88%

10

New York, New York
Orchard Trust Company LLC Trustee FBO Retirement Plans Greenwood Vlg, Colorado	9%
Capital Growth
Investor Class, A Class, B Class, C Class, R Class
Charles Schwab & Co Inc San Francisco, California	32%
LPL Financial San Diego, California	6%
National Financial Services Corp New York, New York	6%
MLPF&S Inc Jacksonville, Florida	6%
Institutional Class
NFS LLC FEBO NFS/FMTC IRA R/O FBO Marsha K Hall-Jenkins Grosse Pointe, Michigan	56%
American Century Investment Management Inc Kansas City, Missouri	37%(1)
Capital Value
Investor Class, A Class, B Class, C Class, R Class
Charles Schwab & Co Inc San Francisco, California	25%
Saxon & Co Philadelphia, Pennsylvania	9%
Invsitutional Class
Saxon & Co Philadelphia, Pennsylvania	68%
National Financial Services Corp New York, New York	24%
Charles Schwab & Co Inc San Francisco, California	5%
Focused Growth
Investor Class, A Class, B Class, C Class, R Class
None
Institutional Class
American Century Investment Management, Inc. Kansas City, Missouri	100%(1)
Fundamental Equity
Investor Class, A Class, B Class, C Class, R Class
Charles Schwab & Co Inc San Francisco, California	57%
National Financial Services Corp New York, New York	10%
Institutional Class
Charles Schwab & Co., Inc. San Francisco, California	56%
Mori & Co Kansas City, Missouri	31%
American Century Investment Management, Inc. Kansas City, Missouri	13%(1)
Giftrust

11

Investor Class
None
Growth
Investor Class, A Class, B Class, R Class
Charles Schwab & Co Inc San Francisco, California	14%
Institutional Class
Prudential Investments Newark, New Jersey	68%
JP Morgan Chase Bank Trustee Aurora Health Care Inc Incentive Savings Plan Kansas City, Missouri	8%
JP Morgan Chase Bank TTEE Avon Personal Savings Account Plan Trust New York, New York	6%
Heritage
Investor Class, A Class, B Class, C Class, R Class
Charles Schwab & Co Inc San Francisco, California	14%
Institutional Class
Chase Manhattan Bank Trustee The Linde Savings & Investment Plan New York, New York	28%
Trustees of American Century P/S & 401K Savings Plan & Trust Kansas City, Missouri	18%
JP Morgan Chase as Trustee Brown and Caldwell Employee Stock Ownership Plan New York, New York	13%
JP Morgan Chase Bank Trustee Natco Group Profit Sharing and Savings Plan Kansas City, Missouri	10%
Saxon & Co Philadelphia, Pennsylvania	7%
JP Morgan Chase Bank Trustee Fitch Inc 401K Plan and Trust Kansas City, Missouri	6%
New Opportunities
Investor Class, B Class
None
Institutional Class
American Century Investment Management Inc Kansas City, Missouri	100%(1)
Select
Investor Class, A Class, B Class, C Class, R Class
None
Institutional Class
Trustees of American Century P/S & 401K Savings Plan & Trust Kansas City, Missouri	88%
Small Cap Growth
Investor Class, A Class, B Class, C Class, R Class

12

MLPF&S Jacksonville, Florida	26%
Charles Schwab & Co Inc San Francisco, California	18%
Pershing LLC Jersey City, New Jersey	11%
Institutional Class
Patterson & Co Omnibus Cash Reinvest Charlotte, North Carolina	63%
NFS LLC FEBO NFS/FMTC IRA FBO Brian Zempel Menomonee Fls, Wisconsin	21%
Trustees of American Century P/S & 401K Savings Plan & Trust Kansas City, Missouri	12%
Ultra
Investor Class, A Class, B Class, C Class, R Class
Charles Schwab & Co Inc San Francisco, California	7%
Institutional Class
FIIOC c/o Jemco Services LLC Covington, Kentucky	46%
Trustees of American Century P/S & 401K Savings Plan & Trust Kansas City, Missouri	20%
JPM Chase Manhattan Bank NA TTEE Lorillard Inc Hourly Paid Employees PSP & Trust New York, New York	14%
PIMS/Prudential Retirement As Nominee for the TTEE/Cust PL 820 Anritsu Company Morgan Hill, California	10%
Veedot
Investor Class
None
Institutional Class
Trustees of American Century P/S & 401K Savings Plan & Trust Kansas City, Missouri	94%
Vista
Investor Class, A Class, B Class, R Class
John Hancock Life Ins Co USA RPS Seg Funds & Accounting ET-7 Boston, Massachusetts	12%
Nationwide Life Insurance Company (DCVA) Columbus, Ohio	8%
Institutional Class
Prudential Investments Newark, New Jersey	22%
National Financial Services Corp New York, New York	18%
OptionsXpress Chicago, Illinois	16%
JP Morgan Chase Bank Trustee FBO Astellas US Retirement and Savings Plan Kansas City, Missouri	6%

13

Trustees of American Century P/S & 401K Savings Plan & Trust Kansas City, Missouri	6%
NT Growth
Institutional Class
American Century Services LLC LIVESTRONG™ 2050 Portfolio NT Growth Omnibus Kansas City, Missouri	37%(1)
American Century Services LLC LIVESTRONG™ 2025 Portfolio NT Growth Omnibus Kansas City, Missouri	25%(1)
American Century Serv Corp LIVESTRONG™ 2035 Portfolio NT Growth Omnibus Kansas City, Missouri	20%(1)
American Century Serv Corp LIVESTRONG™ 2045 Portfolio NT Growth Omnibus Kansas City, Missouri	12%(1)
American Century Serv Corp LIVESTRONG™ Income Portfolio NT Growth Omnibus Kansas City, Missouri	6%(1)
NT Vista
Institutional Class
American Century Serv Corp LIVESTRONG™ 2015 Portfolio NT Vista Omnibus Kansas City, Missouri	37%(1)
American Century Services LLC LIVESTRONG™ 2025 Portfolio NT Vista Omnibus Kansas City, Missouri	26%(1)
American Century Serv Corp LIVESTRONG™ 2035 Portfolio NT Vista Omnibus Kansas City, Missouri	20%(1)
American Century Serv Corp LIVESTRONG™ 2045 Portfolio NT Vista Omnibus Kansas City, Missouri	13%(1)
American Century Strategic Asset Allocations, Inc.
Strategic Allocation: Conservative
Investor Class, A Class, B Class, C Class, R Class
Saxon & Co Philadelphia, Pennsylvania	17%
Charles Schwab & Co Inc San Francisco, California	12%
Orchard Trust Co TTEE Employee Benefits Clients 401K – FG Greenwood Vlg, Colorado	9%
American United Life Group Retirement Annuity II Indianapolis, Indiana	7%
Institutional Class
State Street Corp Trustee FBO Hallmark Cards Inc. Westwood, Massachusetts	58%
DWS Trust Co TTEE FBO Stuart Dean – Field Workers 401K Plan Salem, New Hampshire	13%
Strategic Allocation: Moderate

14

Investor Class, A Class, B Class, C Class, R Class
Amer United Life Ins Co Group Retirement Annuity II Indianapolis, Indiana	14%
Saxon & Co Philadelphia, Pennsylvania	7%
Charles Schwab & Co Inc San Francisco, California	7%
Institutional Class
State Street Corp Trustee FBO Hallmark Cards Inc Westwood, Massachusetts	40%
Chase Manhattan Bank Trustee The Linde Savings & Investment Plan New York, New York	8%
National Financial Services Corp New York, New York	7%
JP Morgan Chase Bank Trustee Crown Equipment Corporation 401K Retirement Savings Plan New York, New York	6%
DWS Trust Co TTEE FBO Medical Imaging Inc 401K Plan Salem, New Hampshire	5%
Stategic Allocation: Aggressive
Investor Class, A Class, B Class, C Class, R Class
Amer United Life Ins Co Unit Investment Trust Indianapolis, Indiana	11%
Charles Schwab & Co Inc San Francisco, California	10%
Saxon & Co Philadelphia, Pennsylvania	8%
Institutional Class
DWS Trust Co TTEE FBO Medical Imaging Incorp 401K Salem, New Hampshire	29%
State Street Corp Trustee FBO Hallmark Cards Inc. Westwood, Massachusetts	18%
Mac & Co A/C UIOF Mutual Fund Operations Pittsburgh, Pennsylvania	12%
Chase Manhattan Bank TR Salt River Project Employees 401K Plan New York, New York	5%
American Century Variable Portfolios, Inc.
VP Balanced
Class I
Nationwide Insurance Company Columbus, Ohio	40%
Symetra Life Insurance Company Bellevue, Washington	19%
Lincoln National Life Insurance Company Fort Wayne, Indiana	15%
Lincoln Life & Annuity Company Fort Wayne, Indiana	7%
VP Capital Appreciation
Class I

15

Mutual of America Separate Account #1 New York, New York	82%
VP Income & Growth
Class I, Class II, Class III
Nationwide Insurance Company Columbus, Ohio	47%
Principal Life Insurance Co Cust FBO Principal Executive Variable Universal Life II Des Moines, Iowa	9%
Massachusetts Mutual Life Insurance Co Springfield, Massachusetts	7%
CM Life Insurance Company Springfield, Massachusetts	7%
Ameritas Variable Life Insurance Co Separate Account V Lincoln, Nebraska	6%
VP International
Class I, Class III
IDS Life Insurance Company Retirement Advisor VBL Annuity 1IF Minneapolis, Minnesota	18%
Merrill Lynch Life Insurance Co Retirement Plus A Cedar Rapids, Iowa	17%
Nationwide Life Insurance Company PMLIC-VLI Columbus, Ohio	11%
Lincoln National Life Insurance Co JPF Separate Acct A Fort Wayne, Indiana	9%
Midland National Life Insurance Co Sioux Falls, South Dakota	8%
Symetra Life Insurance Company Bellevue, Washington	7%
Kansas City Life Insurance Company Kansas City, Missouri	6%
National Life of Vermont-Investor Select Montpelier, Vermont	6%
AUL American Individual Separate Account Indianapolis, Indiana	5%
Class II, Class IV
IDS Life Insurance Company Rava ADV VBL Annuity (4AI) Minneapolis, Minnesota	82%
Midland National Life Insurance Co Annuity Division Des Moines, Iowa	9%
VP Large Company Value
Class I
Annuity Investor Life Insurance Company Cincinnati, Ohio	92%
Class II
Symetra Life Insurance Company Bellevue, Washington	56%
Annuity Investor Life Insurance Co Cincinnati, Ohio	26%
Midland National Life Insurance Co Annuity Division Des Moines, Iowa	16%
VP Mid Cap Value

16

Class I
Nationwide Insurance Company NWPP Columbus, Ohio	58%
Annuity Investor Life Insurance Co Cincinnati, Ohio	21%
Nationwide Insurance Company NWVL-C Columbus, Ohio	7%
Ameritas Life Insurance Corp Separate Account LLVL Lincoln, Nebraska	5%
Class II
IDS Life Insurance Company Minneapolis, Minnesota	76%
Nationwide Insurance Company NWVLI-4 Columbus, Ohio	16%
IDS Life Insurance Company of New York Minneapolis, Minnesota	5%
VP Ultra
Class I, Class III
Principal Life Insurance Company PMLIC-VLI Columbus, Ohio	21%
Merrill Lynch Life Insurance Co Retirement Power Cedar Rapids, Iowa	16%
Annuity Investor Life Insurance Co Cincinnati, Ohio	14%
First Variable Life Insurance Co Birmingham, Alabama	13%
Nationwide Life Insurance Company PMLIC-VLI Columbus, Ohio	9%
Farm Bureau Life Insurance Company W Des Moines, Iowa	8%
Kansas City Life Insurance Company Kansas City, Missouri	7%
Class II
Minnesota Mutual Life Saint Paul, Minnesota	31%
Principal Life Insurance Co Cust FBO Principal Individual – Executive Variable Universal Life Des Moines, Iowa	28%
American Enterprise Life Insurance Company Minneapolis, Minnesota	16%
IDS Life Insurance Company Minneapolis, Minnesota	13%
Security Benefit Life FBO SBL Advance Designs Topeka, Kansas	10%
VP Value
Class I, Class III
Nationwide Insurance Company Columbus, Ohio	47%
IDS Life Insurance Company Flexible Portfolio Annuity Minneapolis, Minnesota	19%
Pruco Life Insurance Company of Arizona Newark, New Jersey	8%

17

Class II
IDS Life Insurance Company Rava ADV VBL Annuity (3AV) Minneapolis, Minnesota	47%
Nationwide Insurance Company NWVLI-4 Columbus, Ohio	17%
Minnesota Mutual Life St. Paul, Minnesota	11%
Security Benefit Life FBO SBL Advance Designs Topeka, Kansas	10%
Principal Life Insurance Co Cust FBO Principal Executive Variable Universal Life II Des Moines, Iowa	7%
VP Vista
Class I
Annuity Investor Life Insurance Co Cincinnati, Ohio	29%
Farm Bureau Life Insurance Co W Des Moines, Iowa	14%
Modern Woodmen of America W Des Moines, Iowa	9%
Metlife Insurance Company of Connecticut Boston, Massachusetts	9%
Nationwide Life Insurance Company PMLIC-VLI Columbus, Ohio	9%
National Life of Vermont-Investor Select Montpelier, Vermont	9%
Principal Life Insurance Company Des Moines, Iowa	7%
Class II
Principal Life Insurance Co Cust FBO Principal Individual Executive Variable Universal Life Des Moines, Iowa	99%
American Century World Mutual funds, Inc.
Emerging Markets
Investor Class, A Class, B Class, C Class, R Class
Charles Schwab & Co Inc San Francisco, California	6%
Institutional Class
Trustees of American Century P/S & 401(k) Savings Plan & Trust Kansas City, MO	56%
JP Morgan Chase Bank Trustee Fitch Inc 401K Plan and Trust Kansas City, Missouri	19%
Wells Fargo Bank NA FBO Tree Top Inc FBO Ray E Dilschneider Minneapolis, Minnesota	16%
JP Morgan Chase TR American Century Executive Def Plan Trust Kansas City, Missouri	7%
Global Growth
Investor Class, A Class, B Class, C Class, R Class
American Century Serv Corp KPESP LQ Very Conservative Global Growth Omnibus Account Kansas City, Missouri	14%

18

Charles Schwab & Co Inc San Francisco, California	7%
Institutional Class
DWS Trust Co TTEE Lonza US Savings Plan Salem, New Hampshire	22%
JP Morgan Chase Bank Trustee Cushman & Wakefield 401K Pay Conversion Plan Kansas City, Missouri	22%
Charles Schwab & Co Inc San Francisco, California	21%
Trustees of American Century P/S & 401K Savings Plan & Trust Kansas City, Missouri	19%
JP Morgan Chase Bank Trustee Fitch Inc 401K Plan and Trust Kansas City, Missouri	7%
National Financial Services Corp New York, New York	7%
International Discovery
Investor Class, A Class, B Class
Charles Schwab & Co Inc San Francisco, California	13%
Nationwide Life Insurance Company (GPVA) Columbus, Ohio	6%
Institutional Class
Trustees of American Century P/S & 401(k) Savings Plan & Trust Kansas City, MO	29%
JP Morgan Chase TR Ericsson Capital Accumulation and Savings Plan Kansas City, Missouri	26%
SEI Private Trust Co C/O Pinnacle Trust ID 427 R/R Oaks, Pennsylvania	6%
Aspirus Wausau Hospital Inc Wausau, Wisconsin	6%
International Growth
Investor Class, A Class, B Class, C Class, R Class
Charles Schwab & Co Inc San Francisco, California	8%
Institutional Class
Charles Schwab & Co., Inc. San Francisco, CA	44%
Trustees of American Century P/S & 401K Savings Plan & Trust Kansas City, Missouri	16%
Chase Manhattan Bank Trustee The Linde Savings & Investment Plan New York, New York	14%
JPM Chase Manhattan Bank NA TTEE Lorillard Inc Hourly Paid Employees PSP & Trust New York, New York	7%
International Opportunities
Investor Class, B Class
Charles Schwab & Co Inc San Francisco, California	18%
Institutional Class

19

American Century Investment Management Inc Kansas City, MO	100%(1)
International Stock
Investor Class
None
International Value
Investor Class, A Class, B Class, C Class, R Class
Pershing LLC Jersey City, New Jersey	26%
Charles Schwab & Co Inc San Francisco, California	13%
Nationwide Trust Company FSB Columbus, Ohio	6%
Institutional Class
Trustees of American Center P/S & 401K Savings Plan & Trust Kansas City, MO	86%
JP Morgan Chase TR American Century Executive Def Plan Trust Kansas City, Missouri	12%
NT Emerging Markets
Institutional Class
American Century Services LLC LIVESTRONGTM 2030 Portfolio NT Emerging Markets Omnibus Kansas City, Missouri	32%(1)
American Century Services LLC LIVESTRONGTM 2025 Portfolio NT Emerging Markets Omnibus Kansas City, Missouri	25%(1)
American Century Serv Corp LIVESTRONGTM 2035 Portfolio NT Emerging Markets Omnibus Kansas City, Missouri	24%(1)
American Century Serv Corp LIVESTRONGTM 2045 Portfolio NT Emerging Markets Omnibus Kansas City, Missouri	18%(1)
NT International Growth
Institutional Class
American Century Serv Corp LIVESTRONGTM 2015 Portfolio NT International Growth Omnibus Kansas City, Missouri	37%(1)
American Century Services LLC LIVESTRONGTM 2025 Portfolio NT International Growth Omnibus Kansas City, Missouri	27%(1)
American Century Serv Corp LIVESTRONGTM 2035 Portfolio NT International Growth Omnibus Kansas City, Missouri	20%(1)
American Century Serv Corp LIVESTRONGTM 2045 Portfolio NT International Growth Omnibus Kansas City, Missouri	11%(1)
American Century Serv Corp LIVESTRONGTM Income Portfolio NT International Growth Omnibus Kansas City, Missouri	6%(1)

20

 SIGNIFICANT SHAREHOLDERS – Proposal 3

Shareholder	Percentage of Outstanding Shares Owned of Record
American Century Capital Portfolios, Inc.
Equity Index
Investor Class, Institutional Class
JPMorgan Chase & Co TTEE Perot Systems Corp Retirement Savings Plan Kansas City, Missouri	28%
JPMorgan Chase Bank TR Newell Rubbbermaid 401K Savings Plan and Trust Kansas City, Missouri	9%

SIGNIFICANT SHAREHOLDERS – Proposal 4
Shareholder	Percentage of Outstanding Shares Owned of Record
American Century World Mutual Funds, Inc.
International Value
Investor Class, Institutional Class, A Class, B Class, C Class, R Class
Pershing LLC Jersey City, New Jersey	24%
Charles Schwab & Co., Inc. San Francisco, California	12%
Nationwide Trust Compy Columbus, Ohio	6%

SIGNIFICANT SHAREHOLDERS – Proposal 5
Shareholder	Percentage of Outstanding Shares Owned of Record
American Century Capital Portfolios, Inc.
Charles Schwab & Co., Inc. San Francisco, California	12%
National Financial Services Corp for Exclusive Benefit of Customers New York, New York	7%
FIIOC FBO Syntex Management Covington, Kentucky	5%
American Century Mutual Funds, Inc.
Charles Schwab & Co., Inc. San Francisco, California	9%
American Century World Mutual Funds, Inc.
Charles Schwab & Co., Inc. San Francisco, California	9%

21

Form of Proxy Card

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on June 16, 2010:
The Proxy Statement and Instruction Card are available at www.proxyweb.com.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS.

After careful consideration, the Boards of Directors unanimously approved the proposals listed below and recommend that shareholders vote "for" the proposals.

		FOR	WITHHOLD	
1.	To elect one Director to the Board of Directors of each Issuer. (01) John R. Whitten	O	O	
		FOR	**AGAINST**	**ABSTAIN**
2.	To approve a management agreement with American Century Investment Management, Inc. (*Please refer to Proxy Statement for certain classes of the Fund(s) not being solicited on this proposal.*)	O	O	O
3.	**For Equity Index Fund only:** To approve a subadvisory agreement between Northern Trust Investments, N.A. and American Century Investment Management, Inc.	O	O	O
4.	**For International Value Fund only:** To approve a subadvisory agreement by and among Templeton Investment Counsel, LLC, Franklin Templeton Investments (Asia) Limited and American Century Investment Management, Inc.	O	O	O
5.	**For All Funds in American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc. and American Century World Mutual Funds, Inc. only:** To approve an amendment to the Articles of Incorporation to limit certain director liability to the extent permitted by Maryland law.	O	O	O

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THIS CARD AS SOON AS POSSIBLE.

KC 2010 - LG